Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2012	Feb. 20, 2013	Jun. 30, 2012
Document Information [Line Items]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	TSS
Entity Registrant Name	TOTAL SYSTEM SERVICES INC
Entity Central Index Key	0000721683
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		186,586,846
Entity Public Float			$ 4,372,878,000

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets:
Cash and cash equivalents (Note 5)	$ 247,612	$ 316,337
Accounts receivable, net of allowance for doubtful accounts and billing adjustments of $3.9 million and $4.1 million at 2012 and 2011, respectively	247,083	248,541
Deferred income tax assets (Note 20)	9,825	12,872
Prepaid expenses and other current assets (Note 6)	70,206	72,431
Total current assets	574,726	650,181
Goodwill (Note 10)	518,344	355,498
Property and equipment, net of accumulated depreciation and amortization (Note 7)	260,389	266,608
Computer software, net of accumulated amortization (Note 8)	226,917	215,244
Contract acquisition costs, net of accumulated amortization (Note 9)	161,267	162,987
Other intangible assets, net of accumulated amortization (Note 12)	130,054	81,250
Equity investments (Note 11)	87,764	82,924
Deferred income tax assets (Note 20)	5,334	4,069
Other assets	59,043	39,631
Total assets	2,023,838	1,858,392
Current liabilities:
Accounts payable	63,370	26,095
Accrued salaries and employee benefits	26,243	33,004
Current portion of long-term debt (Note 13)	27,361	181,251
Current portion of obligations under capital leases (Note 13)	13,263	14,363
Other current liabilities (Note 14)	100,282	125,863
Total current liabilities	230,519	380,576
Long-term debt, excluding current portion (Note 13)	174,859	39,104
Deferred income tax liabilities (Note 20)	48,074	32,889
Obligations under capital leases, excluding current portion (Note 13)	17,155	24,489
Other long-term liabilities	68,791	60,325
Total liabilities	539,398	537,383
Redeemable noncontrolling interest	39,505
Shareholders' equity (Notes 15, 16, 17 and 18):
Common stock - $0.10 par value. Authorized 600,000 shares; 202,471 and 201,860 issued at 2012 and 2011, respectively; 187,031 and 189,031 outstanding at 2012 and 2011, respectively	20,247	20,186
Additional paid-in capital	141,793	125,948
Accumulated other comprehensive income(loss), net	1,408	(445)
Treasury stock (shares of 15,440 and 12,829 at 2012 and 2011, respectively)	(287,301)	(225,034)
Retained earnings	1,549,063	1,380,634
Total shareholders' equity	1,425,210	1,301,289
Noncontrolling interests in consolidated subsidiaries	19,725	19,720
Total equity	1,444,935	1,321,009
Commitments and contingencies (Note 19)
Total liabilities and equity	$ 2,023,838	$ 1,858,392

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts receivable, allowance for doubtful accounts and billing adjustments	$ 3.9	$ 4.1
Common stock, par value	$ 0.1	$ 0.1
Common stock, Authorized	600,000	600,000
Common stock, issued	202,471	201,860
Common stock, outstanding	187,031	189,031
Treasury stock, shares	15,440	12,829

Consolidated Statements of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Total revenues	$ 1,870,972		$ 1,808,966		$ 1,717,577
Cost of services	1,262,310		1,257,970		1,201,012
Selling, general and administrative expenses	251,010		228,540		207,136
Operating income	357,652		322,456		309,429
Nonoperating expenses	(2,798)		(5,905)		(1,617)
Income from continuing operations before income taxes and equity in income of equity investments	354,854		316,551		307,812
Income taxes (Note 20)	115,102		102,597		106,088
Income from continuing operations before equity in income of equity investments	239,752		213,954		201,724
Equity in income of equity investments, net of tax (Note 11)	10,171		8,708		7,142
Income from continuing operations, net of tax	249,923		222,662		208,866
Loss from discontinued operations, net of tax					(3,245)
Net income	249,923		222,662		205,621
Net income attributable to noncontrolling interests	(5,643)		(2,103)		(11,674)
Net income	244,280		220,559		193,947
Basic earnings per share (EPS) attributable to TSYS common shareholders (Note 26):
Income from continuing operations	$ 1.3	[1]	$ 1.15	[1]	$ 1	[1]
Loss from discontinued operations					$ (0.02)	[1]
Net income	$ 1.3	[1]	$ 1.15	[1]	$ 0.99	[1]
Diluted EPS attributable to TSYS common shareholders:
Income from continuing operations	$ 1.29	[1]	$ 1.15	[1]	$ 1	[1]
Loss from discontinued operations					$ (0.02)	[1]
Net income	$ 1.29	[1]	$ 1.15	[1]	$ 0.99	[1]
Amounts attributable to TSYS common shareholders:
Income from continuing operations	244,280		220,559		197,192
Loss from discontinued operations					(3,245)
Net income	$ 244,280		$ 220,559		$ 193,947

[1]	Note: Basic and diluted EPS amounts for continuing operations and net income may not total due to rounding.

Consolidated Statements of Other Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	$ 249,923	$ 222,662	$ 205,621
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	2,183	1,674	(6,796)
Postretirement healthcare plan adjustments	(1,666)	1,056	(729)
Other comprehensive income (loss)	517	2,730	(7,525)
Comprehensive income	250,440	225,392	198,096
Comprehensive income attributable to noncontrolling interests	4,307	2,721	12,406
Comprehensive income attributable to TSYS common shareholders	$ 246,133	$ 222,671	$ 185,688

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income	$ 249,923	$ 222,662	$ 205,621
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	170,610	169,165	163,111
Share-based compensation	18,621	16,477	15,832
Dividends received from equity investments	7,524	6,835	6,572
Charges for transaction processing provisions	2,803	4,750	3,891
Net loss on foreign currency translation	2,012	3,091	162
Provisions for (recoveries of) bad debt expenses and billing adjustments	1,054	1,552	(798)
(Gain) loss on disposal of equipment, net	324	(1,159)	145
Amortization of debt issuance costs	298	160	154
Deferred income tax expense (benefit)	285	1,491	(4,388)
Asset impairments		799
Loss on disposal of subsidiary			1,591
Changes in fair value of private equity investments	(898)
Excess tax expense (benefit) from share-based payment arrangements	(1,259)	523	(111)
Equity in income of equity investments, net of tax	(10,171)	(8,708)	(7,142)
Changes in operating assets and liabilities:
Accounts payable	37,206	(15,512)	13,916
Accounts receivable	2,855	(7,044)	(7,138)
Prepaid expenses, other current assets and other assets	(2,945)	23,099	(1,495)
Accrued salaries and employee benefits	(7,083)	4,492	(21,965)
Other current liabilities and other liabilities	(15,406)	13,646	21,202
Net cash provided by operating activities	455,753	436,319	389,160
Cash flows from investing activities:
Cash used in acquisitions and equity investments, net of cash acquired	(188,698)	(47,909)	(148,531)
Additions to contract acquisition costs	(34,384)	(31,623)	(75,669)
Additions to licensed computer software from vendors	(33,001)	(19,502)	(69,826)
Purchases of property and equipment	(31,395)	(26,938)	(46,547)
Additions to internally developed computer software	(19,285)	(17,882)	(25,466)
Purchase of private equity investments	(3,031)	(1,573)
Subsidiary repurchase of noncontrolling interest		(493)
Proceeds from sale of trade name		4,500
Dividends received from equity investments as return of capital			68
Proceeds from disposition, net of expenses paid and cash disposed			4,265
Net cash used in investing activities	(309,794)	(141,420)	(361,706)
Cash flows from financing activities:
Principal payments on long-term debt borrowings and capital lease obligations	(200,052)	(28,892)	(11,741)
Dividends paid on common stock	(94,035)	(53,949)	(55,087)
Repurchases of common stock	(74,939)	(121,271)	(46,228)
Subsidiary dividends paid to noncontrolling shareholders	(2,797)	(433)	(9,031)
Debt issuance costs	(2,073)
Purchase of noncontrolling interest		(174,050)
Excess tax expense (benefit) from share-based payment arrangements	1,259	(523)	111
Proceeds from exercise of stock options	9,672	8,065	543
Proceeds from borrowings of long-term debt	150,000		39,757
Net cash used in financing activities	(212,965)	(371,053)	(81,676)
Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	(1,719)	(2,304)	(938)
Net decrease in cash and cash equivalents	(68,725)	(78,458)	(55,160)
Cash and cash equivalents at beginning of year	316,337	394,795	449,955
Cash and cash equivalents at end of year	247,612	316,337	394,795
Supplemental cash flow information:
Cash paid for interest	2,952	3,088	2,191
Cash paid for income taxes, net of refunds	$ 106,778	$ 82,084	$ 122,173

Consolidated Statements of Changes in Equity (USD $) In Thousands	Total	Redeemable Noncontrolling Interests	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Treasury Stock	Retained Earnings	Noncontrolling Interests
Beginning Balance at Dec. 31, 2009	$ 1,189,447		$ 20,086	$ 139,742	$ 5,673	$ (69,950)	$ 1,080,250	$ 13,646
Beginning Balance (in shares) at Dec. 31, 2009			200,860
Adjustment to fair value of non-controlling interest in TMS	(34,659)	145,659		(34,659)
Net income	196,499	9,122					193,947	2,552
Other comprehensive income	(7,525)				(8,258)			733
Common stock issued from treasury shares for exercise of stock options (Note 16)	543			(186)		729
Common stock issued for nonvested awards (Note 16) (in shares)			466
Common stock issued for nonvested awards (Note 16)			47	(47)
Share-based compensation (Note 16)	15,796			15,796
Cash dividends declared ($0.40 in 2012, $0.31 in 2011 and $0.28 in 2010 per share)	(54,894)						(54,894)
Purchase of treasury shares (Note 17)	(46,228)					(46,228)
Subsidiary dividends paid to noncontrolling interests	(250)	(8,781)						(250)
Tax (shortfalls) benefits associated with share based payment arrangements	(924)			(924)
Ending Balance at Dec. 31, 2010	1,257,805	146,000	20,133	119,722	(2,585)	(115,449)	1,219,303	16,681
Ending Balance (in shares) at Dec. 31, 2010			201,326
Adjustment to fair value of non-controlling interest in TMS	(6,828)	29,414		(6,828)
Net income	224,026	(1,364)					220,559	3,467
Other comprehensive income	2,730				2,112			618
Common stock issued from treasury shares for exercise of stock options (Note 16)	8,065			(3,450)		11,515
Common stock issued for nonvested awards (Note 16) (in shares)			534
Common stock issued for nonvested awards (Note 16)			53	(53)
Common stock issued from treasury shares for nonvested awards (Note 16)				(172)		172
Share-based compensation (Note 16)	16,513			16,513
Cash dividends declared ($0.40 in 2012, $0.31 in 2011 and $0.28 in 2010 per share)	(59,228)						(59,228)
Purchase of treasury shares (Note 17)	(121,272)					(121,272)
Redemption of redeemable noncontrolling interests		(174,050)
Subsidiary dividends paid to noncontrolling interests	(448)							(448)
Subsidiary repurchase of noncontrolling interests	(493)			77	28			(598)
Tax (shortfalls) benefits associated with share based payment arrangements	139			139
Ending Balance at Dec. 31, 2011	1,321,009		20,186	125,948	(445)	(225,034)	1,380,634	19,720
Ending Balance (in shares) at Dec. 31, 2011			201,860
Net income	248,418	1,505					244,280	4,138
Other comprehensive income	517				1,853			(1,336)
Common stock issued from treasury shares for exercise of stock options (Note 16)	9,991			(2,386)		12,377
Common stock issued for nonvested awards (Note 16) (in shares)			611
Common stock issued for nonvested awards (Note 16)			61	(61)
Common stock issued from treasury shares for nonvested awards (Note 16)				(628)		628
Share-based compensation (Note 16)	18,623			18,623
Cash dividends declared ($0.40 in 2012, $0.31 in 2011 and $0.28 in 2010 per share)	(75,851)						(75,851)
Purchase of treasury shares (Note 17)	(75,272)					(75,272)
Subsidiary dividends paid to noncontrolling interests	(2,797)							(2,797)
Fair value of noncontrolling interest in CPAY		38,000
Tax (shortfalls) benefits associated with share based payment arrangements	297			297
Ending Balance at Dec. 31, 2012	$ 1,444,935	$ 39,505	$ 20,247	$ 141,793	$ 1,408	$ (287,301)	$ 1,549,063	$ 19,725
Ending Balance (in shares) at Dec. 31, 2012			202,471

Consolidated Statements of Changes in Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash dividends declared, per share	$ 0.4	$ 0.31	$ 0.28

Schedule II Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2012
Schedule II Valuation and Qualifying Accounts

Schedule II

Valuation and Qualifying Accounts

(in thousands)

		Additions
		Changes in
	Balance at	allowances, charges to		Balance at
	beginning	expenses and changes		end
	of period	to other accounts	Deductions	of period
Year ended December 31, 2010:
Provision for doubtful accounts	$1,616	500(1)	(134)(3)	$1,982
Provision for billing adjustments	$4,701	(1,297)(1)	(844)(3)	$2,560
Transaction processing accruals - processing errors	$5,484	3,891(2)	(4,235)(3)	$5,140
Year ended December 31, 2011:
Provision for doubtful accounts	$1,982	1,899(1)	(1,773)(3)	$2,108
Provision for billing adjustments	$2,560	(347)(1)	(176)(3)	$2,037
Transaction processing accruals - processing errors	$5,140	3,763(2)	(3,581)(3)	$5,322
Year ended December 31, 2012:
Provision for doubtful accounts	$2,108	2,045(1)	(1,539)(3)	$2,614
Provision for billing adjustments	$2,037	(991)(1)	251(3)	$1,297
Transaction processing accruals - processing errors	$5,322	2,803(2)	(6,401)(3)	$1,724

(1)	Amount reflected includes charges to (recoveries of) bad debt expense which are classified in selling, general and administrative expenses and the charges for billing adjustment which are recorded against revenues.
(2)	Amount reflected is the change in transaction processing accruals reflected in cost of services expenses.
(3)	Accounts deemed to be uncollectible and written off during the year as it relates to bad debts. Amounts that relate to billing adjustments and transaction processing accruals reflect actual billing adjustments and processing errors charged against the allowances.

Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Basis of Presentation and Summary of Significant Accounting Policies
NOTE 1	Basis of Presentation and Summary of Significant Accounting Policies

BUSINESS:    Total System Services, Inc.‘s (TSYS’ or the Company’s) revenues are derived from providing global payment services to financial and nonfinancial institutions, generally under long-term processing contracts. The Company’s services are provided through the Company’s three operating segments: North America Services, International Services and Merchant Services.

Through the Company’s North America Services and International Services segments, TSYS processes information through its cardholder systems to financial institutions throughout the United States and internationally. The Company’s North America Services segment provides these services to clients in the United States, Canada, Mexico and the Caribbean. The Company’s International Services segment provides services to clients in Europe, India, Middle East, Africa, Asia Pacific and Brazil. The Company’s Merchant Services segment provides merchant services to merchant acquirers and merchants in the United States.

On December 26, 2012, TSYS completed its acquisition of all of the outstanding stock of ProPay, Inc (ProPay). ProPay previously operated as a privately-held company, and offers simple, secure and affordable payment solutions for organizations ranging from small, home based entrepreneurs to multi-billion dollar enterprises.

On August 8, 2012, TSYS completed its acquisition of 60% of Central Payment Co., LLC (CPAY), a privately held direct merchant acquirer. CPAY provides merchant services to small- to medium-sized merchants through an Independent Sales Agent (ISA) model, with a focus on merchants in the restaurant, personal services and retail sectors.

On May 2, 2011, TSYS completed its acquisition of all of the outstanding common stock of TermNet Merchant Services, Inc. (TermNet), an Atlanta-based merchant acquirer.

On March 1, 2010, TSYS announced the signing of an Investment Agreement with First National Bank of Omaha (FNBO) to form a new joint venture company, First National Merchant Solutions, LLC (FNMS), of which TSYS would own 51%. FNMS offers transaction processing, merchant support and underwriting, and value-added services, as well as Visa- and MasterCard-branded prepaid cards for businesses of any size. FNMS is included in the Merchant Services segment. The effective date of the acquisition was April 1, 2010. On January 4, 2011, TSYS announced that it acquired, effective January 1, 2011, the remaining 49% interest in FNMS, from FNBO. The company was rebranded as TSYS Merchant Solutions (TMS).

Refer to Note 24 for more information on acquisitions.

As a result of the sale of certain assets and liabilities of TSYS POS Systems and Services, LLC (TPOS) in 2010, as discussed in Note 2, the Company’s financial statements reflect TPOS as discontinued operations. The Company segregated operating results from continuing operations in Consolidated Statements of Income for 2010.

ACQUISITIONS — PURCHASE PRICE ALLOCATION:    TSYS adopted revised generally accepted accounting principles (GAAP) relating to business combinations as of January 1, 2009. The revised guidance retains the purchase method of accounting for acquisitions and requires a number of changes to the previous guidance, including changes in the way assets and liabilities are recognized in purchase accounting. Other changes include requiring the recognition of assets acquired and liabilities assumed arising from contingencies, requiring the capitalization of in-process research and development at fair value, and requiring the expensing of acquisition-related costs as incurred.

TSYS’ purchase price allocation methodology requires the Company to make assumptions and to apply judgment to estimate the fair value of acquired assets and liabilities. TSYS estimates the fair value of assets and liabilities based upon appraised market values, the carrying value of the acquired assets and widely accepted valuation techniques, including discounted cash flows and market multiple analyses. Management determines the fair value of fixed assets and identifiable intangible assets such as developed technology or customer relationships, and any other significant assets or liabilities. TSYS adjusts the purchase price allocation, as necessary, up to one year after the acquisition closing date as TSYS obtains more information regarding asset valuations and liabilities assumed. Unanticipated events or circumstances may occur which could affect the accuracy of the Company’s fair value estimates, including assumptions regarding industry economic factors and business strategies, and result in an impairment or a new allocation of purchase price.

Given its history of acquisitions, TSYS may allocate part of the purchase price of future acquisitions to contingent consideration as required by GAAP for business combinations. The fair value calculation of contingent consideration will involve a number of assumptions that are subjective in nature and which may differ significantly from actual results. TSYS may experience volatility in its earnings to some degree in future reporting periods as a result of these fair value measurements.

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION:    The accompanying consolidated financial statements include the accounts of TSYS and its majority owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. In addition, the Company evaluates its relationships with other entities to identify whether they are variable interest entities as defined in accordance with the provisions of Accounting Standards Codification (ASC) 810, “Consolidation,” and to assess whether it is the primary beneficiary of such entities. If the determination is made that the Company is the primary beneficiary, then that entity is included in the consolidated financial statements in accordance with ASC 810.

RISKS AND UNCERTAINTIES AND USE OF ESTIMATES:    Factors that could affect the Company’s future operating results and cause actual results to vary materially from expectations include, but are not limited to, lower than anticipated growth from existing clients, an inability to attract new clients and grow internationally, loss of a major customer or other significant client, loss of a major supplier, an inability to grow through acquisitions or successfully integrate acquisitions, an inability to control expenses, technology changes, the impact of the application of and/or changes in accounting principles, financial services consolidation, changes in regulatory requirements, a decline in the use of cards as a payment mechanism, disruption of the Company’s international operations, breach of the Company’s security systems, a decline in the financial stability of the Company’s clients and uncertain economic conditions. Negative developments in these or other risk factors could have a material adverse effect on the Company’s financial position, results of operations and cash flows.

The Company has prepared the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of the consolidated financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. These estimates and assumptions are developed based upon all information available. Actual results could differ from estimated amounts.

CASH EQUIVALENTS:    Investments with a maturity of three months or less when purchased are considered to be cash equivalents.

ACCOUNTS RECEIVABLE:    Accounts receivable balances are stated net of allowances for doubtful accounts and billing adjustments of $3.9 million and $4.1 million at December 31, 2012 and December 31, 2011, respectively.

TSYS records an allowance for doubtful accounts when it is probable that the accounts receivable balance will not be collected. When estimating the allowance for doubtful accounts, the Company takes into consideration such factors as its day-to-day knowledge of the financial position of specific clients, the industry and size of its clients, the overall composition of its accounts receivable aging, prior history with specific customers of accounts receivable write-offs and prior experience of allowances in proportion to the overall receivable balance. This analysis includes an ongoing and continuous communication with its largest clients and those clients with past due balances. A financial decline of any one of the Company’s large clients could have a material adverse effect on collectability of receivables and thus the adequacy of the allowance for doubtful accounts.

Increases in the allowance for doubtful accounts are recorded as charges to bad debt expense and are reflected in selling, general and administrative expenses in the Company’s Consolidated Statements of Income. Write-offs of uncollectible accounts are charged against the allowance for doubtful accounts.

TSYS records an allowance for billing adjustments for actual and potential billing discrepancies. When estimating the allowance for billing adjustments, the Company considers its overall history of billing adjustments, as well as its history with specific clients and known disputes. Increases in the allowance for billing adjustments are recorded as a reduction of revenues in the Company’s Consolidated Statements of Income and actual adjustments to invoices are charged against the allowance for billing adjustments.

PROPERTY AND EQUIPMENT:    Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets. Buildings and improvements are depreciated over estimated useful lives of 5-40 years, computer and other equipment over estimated useful lives of 2-5 years, and furniture and other equipment over estimated useful lives of 3-15 years. The Company evaluates impairment losses on long-lived assets used in operations in accordance with the provisions of ASC 360, “Property Plant and Equipment.”

All ordinary repairs and maintenance costs are expensed as incurred. Maintenance costs that extend the asset life are capitalized and amortized over the remaining estimated life of the asset.

LICENSED COMPUTER SOFTWARE:    The Company licenses software that is used in providing services to clients. Licensed software is obtained through perpetual licenses and site licenses and through agreements based on processing capacity (called “MIPS agreements”). Perpetual and site licenses are amortized using the straight-line method over their estimated useful lives which range from three to ten years. Software licensed under MIPS agreements is amortized using a units-of-production basis over the estimated useful life of the software, generally not to exceed ten years. At each balance sheet date, the Company evaluates impairment losses on long-lived assets used in operations in accordance with ASC 360.

ACQUISITION TECHNOLOGY INTANGIBLES:    These identifiable intangible assets are software technology assets resulting from acquisitions. These assets are amortized using the straight-line method over periods not exceeding their estimated useful lives, which range from five to nine years. The provisions of ASC 350, “Intangibles — Goodwill and Other,” require that intangible assets with estimated useful lives be amortized over their respective estimated useful lives to their residual values, and reviewed for impairment in accordance with ASC 360. Acquisition technology intangibles net book values are included in computer software, net in the accompanying balance sheets. Amortization expenses are charged to cost of services in the Company’s Consolidated Statements of Income.

SOFTWARE DEVELOPMENT COSTS:    In accordance with the provisions of ASC 985, “Software,” software development costs are capitalized once technological feasibility of the software product has been established. Costs incurred prior to establishing technological feasibility are expensed as incurred. Technological feasibility is established when the Company has completed a detailed program design and has determined that a product can be produced to meet its design specifications, including functions, features and technical performance requirements. Capitalization of costs ceases when the product is generally available to clients. At each balance sheet date, the Company evaluates the unamortized capitalized costs of software development as compared to the net realizable value of the software product which is determined by future undiscounted net cash flows. The amount by which the unamortized software development costs exceed the net realizable value is written off in the period that such determination is made. Software development costs are amortized using the greater of (1) the straight-line method over its estimated useful life, which ranges from three to ten years or (2) the ratio of current revenues to total anticipated revenue over its useful life.

The Company also develops software that is used internally. These software development costs are capitalized based upon the provisions of ASC 350. Internal-use software development costs are capitalized once: (1) the preliminary project stage is completed, (2) management authorizes and commits to funding a computer software project, and (3) it is probable that the project will be completed and the software will be used to perform the function intended. Costs incurred prior to meeting the qualifications are expensed as incurred. Capitalization of costs ceases when the project is substantially complete and ready for its intended use. Internal-use software development costs are amortized using an estimated useful life of three to five years. Software development costs may become impaired in situations where development efforts are abandoned due to the viability of the planned project becoming doubtful or due to technological obsolescence of the planned software product.

CONTRACT ACQUISITION COSTS:    The Company capitalizes contract acquisition costs related to signing or renewing long-term contracts. The Company capitalizes internal conversion costs in accordance with the provisions of Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition” and ASC 605, “Revenue Recognition.” The capitalization of costs related to cash payments for rights to provide processing services is capitalized in accordance with the provisions of ASC 605. All costs incurred prior to a signed agreement are expensed as incurred.

Contract acquisition costs are amortized using the straight-line method over the expected customer relationship (contract term) beginning when the client’s cardholder accounts are converted and producing revenues. The amortization of contract acquisition costs associated with cash payments for client incentives is included as a reduction of revenues in the Company’s Consolidated Statements of Income. The amortization of contract acquisition costs associated with conversion activity is recorded as cost of services in the Company’s Consolidated Statements of Income.

The Company evaluates the carrying value of contract acquisition costs associated with each customer for impairment on the basis of whether these costs are fully recoverable from either contractual minimum fees (contractual costs) or from expected undiscounted net operating cash flows of the related contract (cash incentives paid). The determination of expected undiscounted net operating cash flows requires management to make estimates. These costs may become impaired with the loss of a contract, the financial decline of a client, termination of conversion efforts after a contract is signed, diminished prospects for current clients or if the Company’s actual results differ from its estimates of future cash flows. The amount of the impairment is written off in the period that such a determination is made.

EQUITY INVESTMENTS:    TSYS’ 49% investment in Total System Services de México, S.A. de C.V. (TSYS de México), an electronic payment processing support operation located in Toluca, Mexico, is accounted for using the equity method of accounting, as is TSYS’ 44.56% investment in China UnionPay Data Co., Ltd. (CUP Data) headquartered in Shanghai, China. TSYS’ equity investments are recorded initially at cost and subsequently adjusted for equity in earnings, cash contributions and distributions, and foreign currency translation adjustments.

GOODWILL:    Goodwill results from the excess of cost over the fair value of net assets of businesses acquired.

Goodwill and intangible assets with indefinite useful lives are tested for impairment at least annually in accordance with the provisions of ASC 350. ASC 350 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values.

The portion of the difference between the cost of an investment and the amount of underlying equity in net assets of an equity method investee that is recognized as goodwill in accordance with the provisions of ASC 323, “Investments — Equity Method and Joint Ventures,” shall not be amortized. However, equity method goodwill shall not be reviewed for impairment in accordance with ASC 350, but instead should continue to be reviewed for impairment in accordance with paragraph 19(h) of ASC 323. Equity method goodwill, which is not reported as goodwill in the Company’s Consolidated Balance Sheet, but is reported as a component of the equity investment, was $51.3 million at December 31, 2012.

At December 31, 2012, the Company had goodwill in the amount of $518.3 million. The Company performed its annual impairment analyses of its goodwill balance, and these tests did not indicate any impairment for the periods ended December 31, 2012, 2011 and 2010, respectively.

OTHER INTANGIBLE ASSETS:    Identifiable intangible assets relate primarily to customer relationships, channel relationships, covenants-not-to-compete, trade names and trade associations resulting from acquisitions. These identifiable intangible assets are amortized using the straight-line method over periods not exceeding the estimated useful lives, which range from three to ten years. ASC 350 requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with ASC 360. Amortization expenses are charged to selling, general and administrative expenses in the Company’s Consolidated Statements of Income.

FAIR VALUES OF FINANCIAL INSTRUMENTS:    The Company uses financial instruments in the normal course of its business. The carrying values of cash equivalents, accounts receivable, accounts payable, accrued salaries and employee benefits, and other current liabilities approximate their fair value due to the short-term maturities of these assets and liabilities. The fair value of the Company’s long-term debt and obligations under capital leases is not significantly different from its carrying value.

Investments in equity investments are accounted for using the equity method of accounting and pertain to privately held companies for which fair value is not readily available. The Company believes the fair values of its investments in equity investments exceed their respective carrying values.

IMPAIRMENT OF LONG-LIVED ASSETS:    In accordance with ASC 360, the Company reviews long-lived assets, such as property and equipment and intangibles subject to amortization, including contract acquisition costs and certain computer software, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If upon a triggering event the Company determines that the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and would no longer be depreciated. The assets and liabilities of a disposed group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

TRANSACTION PROCESSING PROVISIONS:    The Company has recorded an accrual for contract contingencies (performance penalties) and processing errors. A significant number of the Company’s contracts with large clients contain service level agreements which can result in TSYS incurring performance penalties if contractually required service levels are not met. When providing for these accruals, the Company takes into consideration such factors as the prior history of performance penalties and processing errors incurred, actual contractual penalties inherent in the Company’s contracts, progress towards milestones and known processing errors not covered by insurance.

These accruals are included in other current liabilities in the accompanying Consolidated Balance Sheets. Increases and decreases in transaction processing provisions are charged to cost of services in the Company’s Consolidated Statements of Income, and payments or credits for performance penalties and processing errors are charged against the accrual.

REDEEMABLE NONCONTROLLING INTEREST:    In connection with the acquisition of CPAY, the Company is party to call and put arrangements with respect to the membership units that represent the remaining noncontrolling interest of CPAY. The call arrangement is exercisable by TSYS and the put arrangement is exercisable by the Seller. The put arrangement is outside the control of the Company by requiring the Company to purchase the Seller’s entire equity interest in CPAY at a put price at fair market value. The put arrangement is recorded on the balance sheet and is classified as redeemable noncontrolling interest outside of permanent equity.

The call and put arrangements for CPAY, representing 40% of its total outstanding equity interests, may be exercised at the discretion of TSYS or the Seller on the second anniversary of the closing and upon the occurrence of certain other specified events.

The put option is not currently redeemable, but a redemption is considered probable based upon the passage of time of the second anniversary date. As such, the Company has adopted the accounting policy to accrete changes in the redemption value over the period from the date of issuance to the earliest redemption date, which the Company believes to be two years. If the put option was currently redeemable, the redemption value at December 31, 2012 is estimated to be approximately $39.5 million. The Company did not accrete any changes to the redemption value as the balance at December 31, 2012 exceeded the accretion fair value amount.

NONCONTROLLING INTEREST:    In December 2007, the Financial Accounting Standards Board (FASB) issued authoritative guidance under ASC 810, “Consolidation.” ASC 810 changes the accounting for noncontrolling (minority) interests in consolidated financial statements, including the requirements to classify noncontrolling interests as a component of consolidated shareholders’ equity, the elimination of “minority interest” accounting in results of operations and changes in the accounting for both increases and decreases in a parent’s controlling ownership interest.

Noncontrolling interest in earnings of subsidiaries represents the minority shareholders’ share of the net income or loss of GP Network Corporation (GP Net) and TSYS Managed Services EMEA Ltd. (TSYS Managed Services). The noncontrolling interest in the Consolidated Balance Sheet reflects the original investment by these shareholders in GP Net and TSYS Managed Services, their proportional share of the earnings or losses and their proportional share of net gains or losses resulting from the currency translation of assets and liabilities of GP Net and TSYS Managed Services. TSYS has adopted the accounting policy to recognize gains or losses on equity transactions of a subsidiary as a capital transaction.

RESERVE FOR MERCHANT LOSSES:    The Company has potential liability for losses resulting from disputes between a cardholder and a merchant that arise as a result of, among other things, the cardholder’s dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer by the card-issuing bank and charged to the merchant. If the merchant is unable to fund the refund, TSYS must do so. TSYS also bears the risk of reject losses arising from the fact that TSYS collects fees from its merchants on the first day after the monthly billing period. If the merchant has gone out of business during such period, TSYS may be unable to collect such fees. TSYS maintains cash deposits or requires the pledge of a letter of credit from certain merchants, generally those with higher average transaction size where the card is not present when the charge is made or the product or service is delivered after the charge is made, in order to offset potential contingent liabilities such as chargebacks and reject losses that would arise if the merchant went out of business. Most chargeback and reject losses are charged to cost of services as they are incurred. However, the Company also maintains a reserve against losses, including major fraud losses, which are both less predictable and involve larger amounts. The loss reserve was established using historical loss rates, applied to recent bankcard processing volume. At December 31, 2012, the Company had a merchant loss reserve in the amount of $906,000.

FOREIGN CURRENCY TRANSLATION:    The Company maintains several different foreign operations whose functional currency is their local currency. Foreign currency financial statements of the Company’s Mexican and Chinese equity investments, the Company’s wholly owned subsidiaries and the Company’s majority owned subsidiaries, as well as the Company’s division and branches in the United Kingdom and China, are translated into U.S. dollars at current exchange rates, except for revenues, costs and expenses, and net income which are translated at the average exchange rates for each reporting period. Net gains or losses resulting from the currency translation of assets and liabilities of the Company’s foreign operations, net of tax when applicable, are accumulated in a separate section of shareholders’ equity titled accumulated other comprehensive income (loss). Gains and losses on transactions denominated in currencies other than the functional currencies are included in determining net income for the period in which exchange rates change.

COMPREHENSIVE INCOME:    The provisions of ASC 220, “Comprehensive Income,” require companies to display, with the same prominence as other financial statements, the components of comprehensive income (loss). TSYS displays the items of other comprehensive income (loss) in its Consolidated Statements of Other Comprehensive Income, which directly follows the Consolidated Statements of Income.

TREASURY STOCK:    The Company uses the cost method when it purchases its own common stock as treasury shares or issues treasury stock upon option exercises and displays treasury stock as a reduction of shareholders’ equity.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES:    ASC 815, “Derivatives and Hedging” requires that all derivative instruments be recorded on the balance sheet at their respective fair values. The Company did not have any outstanding derivative instruments or hedging transactions at December 31, 2012.

REVENUE RECOGNITION:    The Company recognizes revenues in accordance with the provisions of SAB No. 104. SAB No. 104 sets forth guidance as to when revenue is realized or realizable and earned when all of the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been performed; (3) the seller’s price to the buyer is fixed or determinable; and (4) collectability is reasonably assured. The Company accrues for rights of refund, processing errors or penalties, or other related allowances based on historical experience.

When a sale involves multiple deliverables, revenue recognition is affected by our determination of the number of deliverables in an arrangement, whether those deliverables may be separated into separate units of accounting, and our valuation of each unit of accounting which affects the amount of revenue allocated to each unit. Pursuant to ASC 605, we use vendor-specific objective evidence of selling price (VSOE) when it exists to determine the amount of revenue to allocate to each unit of accounting. The Company establishes VSOE of selling price using the prices charged when the same service is sold separately. In certain situations, the Company does not have sufficient VSOE. In these situations, we considered whether sufficient third party evidence (TPE) of selling price existed for the Company’s services. However, the Company typically is not able to determine TPE and has not used this measure of selling price due to the unique and proprietary nature of some of its services and the inability to reliably verify relevant standalone competitor prices. When there is insufficient evidence of VSOE and TPE, we have made our best estimate of the standalone selling price (ESP) of that service for purposes of allocating revenue to each unit of accounting. When determining ESP, we use limited standalone sales data that do not meet the Company’s criteria to establish VSOE, management pricing strategies, residual selling price data when VSOE exists for a group of elements, and margin objectives. Consideration is also given to geographies in which the services are sold or delivered, customer classifications, and market conditions including competitor pricing strategies and benchmarking studies. Revenue is recognized when the revenue recognition criteria for each unit of accounting have been met.

In many situations, the Company enters into arrangements with customers to provide conversion or implementation services in addition to processing services where the conversion or implementation services do not have standalone value. In these situations, the deliverables do not meet the criteria of ASC 605-25 for separation and the deliverables are combined as a single unit of accounting for revenue recognition. For these arrangements, conversion or implementation services revenue is recognized as the related processing services are performed, and revenue is recognized in a single unit of accounting

As our business and service offerings change in the future, our determination of the number of deliverables in an arrangement and related units of accounting and our future pricing practices may result in changes in our estimates of VSOE and ESP, which may change the ratio of fees allocated to each service or unit of accounting in a given customer arrangement. There were no material changes or impact to revenue in revenue recognition in the year ended December 31, 2012 due to any changes in our determination of the number of deliverables in an arrangement, units of accounting, or estimates of VSOE or ESP.

The Company’s North America Services and International Services revenues are derived from long-term payment processing contracts with financial and nonfinancial institutions and are generally recognized as the services are performed. Payment processing services revenues are generated primarily from charges based on the number of accounts on file, transactions and authorizations processed, statements mailed, cards embossed and mailed and other processing services for cardholder accounts on file. Most of these contracts have prescribed annual revenue minimums, penalties for early termination, and service level agreements which may impact contractual fees if certain service levels are not achieved. Revenue is recognized as the services are performed, primarily on a per unit basis. Processing contracts generally range from three to ten years in length and provide for penalties for early termination. When providing payment processing services, the Company frequently enters into customer arrangements to provide multiple services that may also include conversion or implementation services, business process outsourcing services such as call center services, web-based services, and other payment processing-related services. Revenue for these services is generally recognized as they are performed on a per unit basis each month or ratably over the term of the contract.

The Company’s Merchant Services revenues are derived from long-term processing contracts with large financial institutions, other merchant acquirers and merchant organizations which generally range from three to eight years and provide for penalties for early termination. Merchant services revenue is generated primarily from processing all payment forms including credit, debit, electronic benefits transfer and check truncation for merchants of all sizes across a wide array of retail market segments. The products and services offered include authorization and capture of electronic transactions, clearing and settlement of electronic transactions, information reporting services related to electronic transactions, merchant billing services, and point-of-sale terminal services. Revenue is recognized for merchant services as those services are performed, primarily on a per unit basis. When providing merchant processing services, the Company frequently enters into customer arrangements to provide multiple services that may also include conversion or implementation services, business process outsourcing services such as call center services, terminal services, and other merchant processing-related services. Revenue for these services is generally recognized as they are performed on a per unit basis each month or ratably over the term of the contract.

The Company’s other services generally have standalone value and constitute separate units of accounting for revenue recognition purposes. However, customer arrangements entered into prior to January 1, 2011 often included services for which sufficient objective and reliable evidence of fair value did not exist. In certain situations, sufficient objective and reliable evidence of fair value did not exist for multiple undelivered services, and the deliverables were combined and recognized as a single unit of accounting based on the proportional performance for the combined unit. Beginning on January 1, 2011, services in new or materially modified arrangements of this nature are now divided into separate units of accounting and revenue is allocated to each unit based on the relative selling price method. As the services in these arrangements are generally delivered over the same term with consistent patterns of performance, there was no change in the timing or pattern of revenue recognition upon adoption of Accounting Standard Update (ASU) 2009-13, “Multiple-Deliverable Revenue Arrangements,” an update to ASC Topic 605, “Revenue Recognition,” and formerly known as EITF 08-1, “Revenue Arrangements with Multiple Deliverables”, nor did it have a material effect on revenue recognition for these arrangements in future periods.

In certain situations, VSOE existed for all but one of the shorter services (for which standalone value existed), and the Company allocated revenue to each of the deliverables under the residual method of accounting whereby the difference between the total arrangement consideration and VSOE for the undelivered services was allocated to the other service. While there is no change in the units of accounting for these arrangements, beginning on January 1, 2011, revenue for services in new or materially modified arrangements of this nature were allocated based on the relative selling price method. The residual amount of revenue historically allocated to the shorter services in these arrangements is generally consistent with our best estimate of selling price for those services. In situations where this may not have been the case, services in these arrangements were delivered over the same term with consistent patterns of performance. Accordingly, there was no change in the pattern of revenue recognition upon adoption of ASU 2009-13, and it is not expected to have a material effect on revenue recognition for these arrangements in future periods.

The Company’s multiple element arrangements may include one or more elements that are subject to other topics including software revenue recognition and leasing guidance. The consideration for these multiple element arrangements is allocated to each group of deliverables – those subject to ASC 605-25 and those subject to other topics based on the revised guidance in ASU 2009-13. Arrangement revenue for each group of deliverables is then further separated, allocated, and recognized based on applicable guidance.

The Company regularly reviews the evidence of selling price for its services and maintains internal controls over the establishment and updates of these estimates. There were no material changes in estimated selling price for its services during the year and the Company does not expect a material impact from changes in selling price in the foreseeable future.

In regards to taxes assessed by a governmental authority imposed directly on a revenue producing transaction, the Company reports its revenues on a net basis.

REIMBURSABLE ITEMS:    Reimbursable items consist of out-of-pocket expenses which are reimbursed by the Company’s clients. These expenses consist primarily of postage, access fees and third party software. The Company accounts for reimbursable items in accordance with the provisions of ASC 605.

SHARE-BASED COMPENSATION:    In December 2004, the FASB issued authoritative guidance under ASC 718, “Compensation — Stock Compensation.” ASC 718 establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

ASC 718 is effective for all awards granted on or after January 1, 2006, and to awards modified, repurchased or cancelled after that date. ASC 718 requires the Company to recognize compensation costs for the nonvested portion of outstanding share-based compensation granted in the form of stock options based on the grant-date fair value of those awards calculated under the provisions of ASC 718, for pro forma disclosures. Share-based compensation expenses include the impact of expensing the fair value of stock options, as well as expenses associated with nonvested shares. TSYS adopted the provisions of ASC 718 effective January 1, 2006 using the modified-prospective-transition method.

ASC 718 requires companies to estimate forfeitures when recognizing compensation cost. The estimate of forfeitures will be adjusted by the Company as actual forfeitures differ from its estimates, resulting in compensation cost only for those awards that actually vest. The effect of the change in estimated forfeitures is recognized as compensation costs in the period the change in estimate occurred. In estimating its forfeiture rate, the Company stratified its data based upon historical experience to determine separate forfeiture rates for the different award grants. The Company currently estimates a forfeiture rate for existing stock option grants to TSYS non-executive employees, and a forfeiture rate for other TSYS share-based awards. Currently, TSYS estimates a forfeiture rate in the range of 0% to 10%.

The Company has issued its common stock to directors and to certain employees under nonvested awards. The market value of the common stock at the date of issuance is recognized as compensation expense over the vesting period of the awards. For nonvested award grants that have pro rata vesting, the Company recognizes compensation expense using the straight-line method over the vesting period of the award.

LEASES:    The Company is obligated under noncancelable leases for computer equipment and facilities. As these leases expire, they will be evaluated and renewed or replaced by similar leases based on need. A lease is an agreement conveying the right to use property, plant, or equipment (land and/or depreciable assets) usually for a stated period of time. For purposes of applying the accounting and reporting standards, leases are classified from the standpoint of the lessee as capital or operating leases.

Rental payments on operating leases are charged to expense over the lease term. If rental payments are not made on a straight-line basis, rental expense nevertheless shall be recognized on a straight-line basis unless another systematic and rational basis is more representative of the time pattern in which use benefit is derived from the leased property, in which case that basis shall be used.

Certain of the Company’s operating leases are for office space. The Company will make various alterations (leasehold improvements) to the office space and capitalize these costs as part of property and equipment. Leasehold improvements are amortized on a straight-line basis over the useful life of the improvement or the term of the lease, whichever is shorter.

ADVERTISING:    Advertising costs, consisting mainly of advertising in trade publications, are expensed as incurred or the first time the advertising takes place. Advertising expense for 2012, 2011 and 2010 was $1.0 million, $813,000 and $690,000, respectively.

INCOME TAXES:    Income taxes reflected in TSYS’ consolidated financial statements are computed based on the taxable income of TSYS and its affiliated subsidiaries. A consolidated U.S. federal income tax return is filed for TSYS and its majority owned U.S. subsidiaries through the year ended December 31, 2012. Additionally, income tax returns are also filed in states where TSYS and its subsidiaries have filing obligations and in foreign jurisdictions where TSYS has a foreign affiliate.

The Company accounts for income taxes in accordance with the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Reserves against the carrying value of a deferred tax asset are established when necessary to reflect the decreased likelihood of realization of a deferred asset in the future. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Income tax provisions require the use of management judgments, which are subject to challenge by various taxing authorities. Contingency reserves are periodically established where the amount of the contingency can be reasonably determined and is likely to occur. Reductions in contingency reserves are recognized when tax disputes are settled or examination periods lapse.

Significant estimates used in accounting for income taxes relate to the determination of taxable income, the determination of temporary differences between book and tax basis, as well as estimates on the realizability of tax credits and net operating losses.

TSYS recognizes potential interest and penalties related to the underpayment of income taxes as income tax expense in the Consolidated Statements of Income.

EARNINGS PER SHARE:    In June 2008, the FASB issued authoritative guidance under ASC 260, “Earnings Per Share.” The guidance under ASC 260 holds that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents are “participating securities” as defined in ASC 260, and therefore should be included in EPS using the two-class method.

The two-class method is an earnings allocation method for computing EPS when an entity’s capital structure includes two or more classes of common stock or common stock and participating securities. It determines EPS based on dividends declared on common stock and participating securities and participation rights of participating securities in any undistributed earnings.

Basic EPS is calculated by dividing net income by the weighted average number of common shares outstanding during the period. Diluted EPS is calculated to reflect the potential dilution that would occur if stock options or other contracts to issue common stock were exercised. Diluted EPS is calculated by dividing net income by weighted average common and common equivalent shares outstanding. Common equivalent shares are calculated using the treasury stock method.

RECLASSIFICATIONS:    Certain reclassifications have been made to the 2011 and 2010 financial statements to conform to the presentation adopted in 2012.

Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations
NOTE 2	Discontinued Operations

The Company sold certain assets and liabilities of TPOS on September 30, 2010. The sale of certain assets and liabilities of TPOS was the result of management’s decision during the third quarter of 2010 to divest non-strategic businesses and focus resources on core products and services. The Company had a pre-tax goodwill impairment of $2.2 million (approximately $1.5 million after-tax) related to TPOS, which was included in discontinued operations as part of the sale. This transaction resulted in the assumed lease of its Sacramento, California, facility and the closure of its Columbus, Georgia-based distribution center.

TSYS will continue to use the buyer in a referral arrangement for customers who approach the Company for terminal services but will not have significant continuing involvement after the sale to the buyer.

TPOS was neither a significant component of the Merchant Services segment, nor TSYS’ consolidated results.

In accordance with the provisions of ASC 205, the Company determined the TPOS business became a discontinued operation in the third quarter of 2010.

The following table presents the summarized results of discontinued operations for the year ended December 31, 2010:

(in thousands)	2010
Total revenues	$7,430

Operating loss	$(1,840)

Income taxes	$(621)

Loss from discontinued operations, net of tax	$(1,243)

Loss on disposition, net of tax	$(2,002)

The Consolidated Statements of Cash Flows include TPOS through the respective date of disposition.

Fair Value Measurement	12 Months Ended
Dec. 31, 2012
Fair Value Measurement
NOTE 3	Fair Value Measurement

ASC 820, “Fair Value Measurements and Disclosure,” requires disclosure about how fair value is determined for assets and liabilities and establishes a hierarchy for which these assets and liabilities must be grouped, based on significant level of inputs. The three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies, is as follows:

Level 1 — Quoted prices for identical assets and liabilities in active markets.

Level 2 — Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs for the asset or liability.

Goodwill and certain intangible assets not subject to amortization are assessed annually for impairment in the second quarter of each year using fair value measurement techniques. Specifically, goodwill impairment is determined using a two-step test. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit (RU) with its book value, including goodwill. If the fair value of the RU exceeds its book value, goodwill is considered not impaired and the second step of the impairment test is unnecessary. If the book value of the RU exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the RU’s goodwill with the book value of that goodwill. If the book value of the RU’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. The fair value of the RU is allocated to all of the assets and liabilities of that unit as if the RU had been acquired in a business combination and the fair value of the RU was the purchase price paid to acquire the RU.

The estimate of fair value of the Company’s RUs is determined using various valuation techniques, including using an equally weighted combination of the market approach and the income approach. The market approach, which contains Level 2 inputs, utilizes readily available market valuation multiples to estimate fair value. The income approach is a valuation technique that utilizes the discounted cash flow (DCF) method, which includes Level 3 inputs. Under the DCF method, the fair value of the RU reflects the present value of the projected earnings that will be generated by each RU after taking into account the revenues and expenses associated with the asset, the relative risk that the cash flows will occur, the contribution of other assets, and an appropriate discount rate to reflect the value of the invested capital. Cash flows are estimated for future periods based upon historical data and projections by management.

At December 31, 2012, the Company had recorded goodwill in the amount of $518.3 million. The Company performed its annual impairment test of its unamortized goodwill balance as of May 31, 2012, and these tests did not indicate any impairment. The fair value of the RUs substantially exceeds the carrying value. Refer to Note 10 for more information regarding goodwill.

At December 31, 2012, the fair value of the Company’s private equity investment was $5.5 million based on Level 3 inputs. Refer to Note 19 for more information regarding this investment.

The fair value of the Company’s long-term debt and obligations under capital leases is not significantly different from its carrying value.

Relationships with Affiliated Companies	12 Months Ended
Dec. 31, 2012
Relationships with Affiliated Companies
NOTE 4	Relationships with Affiliated Companies

The Company provides electronic payment processing and other services to the Company’s equity investments, TSYS de México and CUP Data.

The foregoing related party services are performed under contracts that are similar to its contracts with unrelated third party customers. The Company believes the terms and conditions of transactions between the Company and these related parties are comparable to those which could have been obtained in transactions with unaffiliated parties.

Through its related party transactions, TSYS generates accounts receivable and liability accounts with TSYS de México and CUP Data. The Company had an accounts receivable balance of $7,500 and $9,700 associated with related parties at December 31, 2012 and 2011, respectively. The Company had an accounts payable balance of $77,000 and $32,400 with related parties at December 31, 2012 and 2011, respectively.

The table below details revenues derived from affiliated companies for the years ended December 31, 2012, 2011 and 2010:

(in thousands)	2012	2011	2010
Total revenues:
CUP Data	$172	136	130
TSYS de México	72	62	51

Total revenues	$244	198	181

The Company and TSYS de México are parties to an agreement where TSYS de México provides processing support to the Company. Processing support fees paid to TSYS de México were $186,000, $168,000 and $149,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2012
Cash and Cash Equivalents
NOTE 5	Cash and Cash Equivalents

Cash and cash equivalent balances at December 31 are summarized as follows:

(in thousands)	2012	2011
Cash and cash equivalents in domestic accounts	$152,373	263,853
Cash and cash equivalents in foreign accounts	95,239	52,484

Total	$247,612	316,337

The Company maintains operating accounts outside the United States denominated in currencies other than the U.S. dollar. All amounts in domestic accounts are denominated in U.S. dollars.

At December 31, 2012 and 2011, the Company had $2.5 million and $22.0 million, respectively, of cash and cash equivalents in Money Market accounts that had an original maturity date of 90 days or less. The Company considers cash equivalents to be short-term, highly liquid investments that are both readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of change in interest rates.

Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2012
Prepaid Expenses and Other Current Assets
NOTE 6	Prepaid Expenses and Other Current Assets

Significant components of prepaid expenses and other current assets at December 31 are summarized as follows:

(in thousands)	2012	2011
Prepaid expenses	$24,615	20,917
Supplies inventory	8,881	10,053
Other	36,710	41,461

Total	$70,206	72,431

Property and Equipment, net	12 Months Ended
Dec. 31, 2012
Property and Equipment, net
NOTE 7	Property and Equipment, net

Property and equipment balances at December 31 are as follows:

(in thousands)	2012	2011
Computer and other equipment	$247,506	248,592
Buildings and improvements	232,141	230,797
Furniture and other equipment	125,100	127,425
Land	16,920	16,794
Other	2,955	130

Total property and equipment	624,622	623,738
Less accumulated depreciation and amortization	364,233	357,130
Property and equipment, net	$260,389	266,608

Depreciation and amortization expense related to property and equipment was $46.3 million, $49.3 million and $50.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Computer Software, net	12 Months Ended
Dec. 31, 2012
Computer Software, net
NOTE 8	Computer Software, net

Computer software at December 31 is summarized as follows:

(in thousands)	2012	2011
Licensed computer software	$461,217	423,100
Software development costs	303,668	283,452
Acquisition technology intangibles	89,371	76,055

Total computer software	854,256	782,607

Less accumulated amortization:
Licensed computer software	336,521	309,571
Software development costs	232,113	208,781
Acquisition technology intangibles	58,705	49,011

Total accumulated amortization	627,339	567,363

Computer software, net	$226,917	215,244

The Company allocated approximately $13.0 million to acquisition technology intangibles during 2012 due to the acquisitions of ProPay and CPAY. Refer to Note 24 for more information on these acquisitions.

Amortization expense related to licensed computer software costs was $37.4 million, $37.1 million and $33.4 million for the years ended December 31, 2012, 2011 and 2010, respectively. Amortization expense includes amounts for computer software acquired under capital lease. Amortization of software development costs was $23.3 million, $24.4 million and $23.1 million for the years ended December 31, 2012, 2011 and 2010, respectively. Amortization expense related to acquisition technology intangibles was $9.7 million, $10.3 million and $9.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

During the year ended December 31, 2011, the Company recognized an impairment loss of $960,000 related to the Japan Retail Gift program.

The weighted average useful life for each component of computer software, and in total, at December 31, 2012, is as follows:

Weighted Average Amortization Period (Yrs)
Licensed computer software	5.5
Software development costs	5.9
Acquisition technology intangibles	6.6

Total	5.8

Estimated future amortization expense of licensed computer software, software development costs and acquisition technology intangibles as of December 31, 2012 for the next five years is:

(in thousands)	Licensed Computer Software	Software Development Costs	Acquisition Technology Intangibles
2013	$35,676	25,345	10,306
2014	31,020	19,025	8,471
2015	24,521	13,331	5,426
2016	15,911	9,028	3,958
2017	11,153	4,734	2,474

Contract Acquisition Costs, net	12 Months Ended
Dec. 31, 2012
Contract Acquisition Costs, net
NOTE 9	Contract Acquisition Costs, net

Significant components of contract acquisition costs at December 31 are summarized as follows:

(in thousands)	2012	2011
Conversion costs, net	$85,402	88,765
Payments for processing rights, net	75,865	74,222

Total	$161,267	162,987

Amortization related to payments for processing rights, which is recorded as a reduction of revenues, was $13.3 million, $15.9 million and $17.7 million for 2012, 2011 and 2010, respectively.

Amortization expense related to conversion costs was $24.1 million, $18.8 million and $17.5 million for 2012, 2011 and 2010, respectively.

During the year ended December 31, 2011, the Company recognized an impairment loss related to payments for processing rights of $750,000 and an impairment loss related to conversion costs of $49,000.

The weighted average useful life for each component of contract acquisition costs, and in total, at December 31, 2012 is as follows:

Weighted Average Amortization Period (Yrs)
Payments for processing rights	12.6
Conversion costs	9.4

Total	11.0

Estimated future amortization expense on payments for processing rights and conversion costs as of December 31, 2012 for the next five years is:

(in thousands)	Conversion Costs	Payments for Processing Rights
2013	$17,769	14,622
2014	16,699	13,460
2015	15,715	11,552
2016	13,059	9,181
2017	9,316	7,240

Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill
NOTE 10	Goodwill

During 2012, the Company allocated $162.1 million to goodwill due to the acquisitions of ProPay and CPAY. During 2011, the Company allocated $28.9 million to goodwill due to the acquisition of TermNet.

In May 2011, TSYS made a payment of $6.0 million of contingent merger consideration in connection with the purchase of Infonox on the Web (Infonox), which was recorded as goodwill.

Refer to Note 24 for more information on acquisitions.

With the sale of certain assets and liabilities of TPOS in 2010, the Company incurred a pre-tax goodwill impairment of $2.2 million (approximately $1.5 million after-tax), which is included in loss on discontinued operations, net of tax. TPOS was not a significant component to the Merchant Services segment. Refer to Note 2 for more information on discontinued operations.

The gross amount and accumulated impairment loss of goodwill at December 31, 2012 and 2011 is as follows:

	2012
	North America Services	International Services	Merchant Services	Consolidated
Gross amount	$70,614	34,125	415,830	$520,569
Accumulated impairment losses	—	—	(2,225)	(2,225)

Goodwill, net	$70,614	34,125	413,605	$518,344

	2011
	North America Services	International Services	Merchant Services	Consolidated
Gross amount	$70,614	33,369	253,740	$357,723
Accumulated impairment losses	—	—	(2,225)	(2,225)

Goodwill, net	$70,614	33,369	251,515	$355,498

The changes in the carrying amount of goodwill at December 31, 2012 and 2011 are as follows:

(in thousands)	North America Services	International Services	Merchant Services	Consolidated
Balance as of December 31, 2010	$70,614	33,188	216,597	$320,399
TermNet purchase price allocation	—	—	28,918	28,918
Infonox additional purchase consideration	—	—	6,000	6,000
Currency translation adjustments	—	181	—	181

Balance as of December 31, 2011	70,614	33,369	251,515	355,498
CPAY purchase price allocation	—	—	68,570	68,570
ProPay purchase price allocation	—	—	93,520	93,520
Currency translation adjustments	—	756	—	756

Balance as of December 31, 2012	$70,614	34,125	413,605	$518,344

Equity Investments	12 Months Ended
Dec. 31, 2012
Equity Investments
NOTE 11	Equity Investments

The Company has an equity investment with TSYS de Mexico and records its 49% ownership using the equity method of accounting. The operation prints statements and provides card-issuing support services to the equity investment clients and others.

The Company has an equity investment with CUP Data and records its 44.56% ownership using the equity method of accounting. China Union Pay Co., Ltd. (CUP) is sanctioned by the People’s Bank of China, China’s central bank, and has become one of the world’s largest and fastest-growing payments networks. CUP Data currently provides transaction processing, disaster recovery and other services for banks and bankcard issuers in China.

TSYS’ equity investments are recorded initially at cost and subsequently adjusted for equity in earnings, cash contributions and distributions, and foreign currency translation adjustments. TSYS believes the carrying value approximates the underlying assets of the equity investments.

TSYS’ equity in income of equity investments (net of tax) for the years ended December 31, 2012, 2011 and 2010 was $10.2 million, $8.7 million and $7.1 million, respectively.

A summary of TSYS’ equity investments at December 31 is as follows:

(in thousands)	2012	2011
CUP Data	$79,859	76,110
TSYS de México	7,905	6,814

Total	$87,764	82,924

Other Intangible Assets, net	12 Months Ended
Dec. 31, 2012
Other Intangible Assets, net
NOTE 12	Other Intangible Assets, net

In 2012, TSYS allocated $76.6 million to other intangible assets due to the acquisitions of ProPay and CPAY. In 2011, TSYS allocated approximately $11.7 million to other intangible due to the acquisition of TermNet. Refer to Note 24 for more information on acquisitions.

Significant components of other intangible assets at December 31 are summarized as follows:

	2012
(in thousands)	Gross	Accumulated Amortization	Net
Customer relationships	$167,641	(49,822)	$117,819
Trade association	10,000	(2,750)	7,250
Trade name	2,537	(1,504)	1,033
Channel relationships	1,600	(266)	1,334
Covenants-not-to-compete	3,440	(822)	2,618

Total	$185,218	(55,164)	$130,054

	2011
(in thousands)	Gross	Accumulated Amortization	Net
Customer relationships	$106,312	(34,899)	$71,413
Trade association	10,000	(1,750)	8,250
Trade name	2,024	(2,024)	—
Channel relationships	1,600	(107)	1,493
Covenants-not-to-compete	1,140	(1,046)	94

Total	$121,076	(39,826)	$81,250

Amortization related to other intangible assets, which is recorded in selling, general and administrative expenses, was $16.6 million, $13.2 million and $11.2 million for 2012, 2011 and 2010, respectively.

The weighted average useful life for each component of other intangible assets, and in total, at December 31, 2012 is as follows:

Weighted Average Amortization Period (Yrs)
Customer relationships	8.2
Trade association	10.0
Trade name	2.7
Channel relationships	10.0
Covenants-not-to-compete	2.9

Total	8.1

Estimated future amortization expense on other intangible assets as of December 31, 2012 for the next five years is:

(in thousands)
2013	$21,885
2014	21,445
2015	19,669
2016	19,111
2017	18,721

Long-term Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2012
Long-term Debt and Capital Lease Obligations
NOTE 13	Long-term Debt and Capital Lease Obligations

On September 10, 2012, TSYS entered into a Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Regions Capital Markets and U.S. Bank National Association, as joint lead arrangers and joint bookrunners, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Regions Capital Markets and U.S. Bank National Association, as Syndication Agents, and the other lenders named therein (the Credit Agreement).

The Credit Agreement provides for a $350 million five-year unsecured revolving credit facility (which may be increased by up to an additional $350 million under certain circumstances) and includes a $50 million subfacility for the issuance of standby letters of credit and a $50 million subfacility for swingline loans. Up to $262.5 million of the revolving credit facility (including up to $37.5 million of standby letters of credit) can be made available in Euro, Pounds Sterling, Canadian Dollars and other currencies approved by the lenders providing this portion of the revolving credit facility. At the Company’s option, the principal balance of loans outstanding under the revolving credit facility (other than swingline loans) will bear interest at a rate equal to (i) London Interbank Offered Rate (LIBOR) for the applicable currency plus an applicable margin ranging from 0.90% to 1.45% depending on the Company’s corporate credit rating, or (ii) a base rate equal to the highest of (a) JPMorgan’s prime rate, (b) the Federal Funds rate plus 0.50% and (c) one-month LIBOR for U.S. Dollars plus 1.00%, plus in each case, an applicable margin ranging from 0% to 0.45% depending on the Company’s corporate credit rating. Swingline loans bear interest at the same rate and margins as loans bearing interest at the base rate described above. In addition, the Company is to pay each lender a fee in respect of the amount of such lender’s commitment under the revolving credit facility (regardless of usage), ranging from 0.10% to 0.30% depending on the Company’s corporate credit rating. The revolving credit facility is scheduled to terminate on September 10, 2017 and the Company is required to repay the entire principal balance of loans outstanding under this facility in full on that same date.

The Credit Agreement also provides for a $150 million five-year unsecured term loan to the Company which was borrowed in full at closing. The Company is required to make quarterly principal payments on the term loan commencing on December 31, 2012 equal to (i) 1.25% of the original principal amount of the term loan for the first 12 such quarterly payments and (ii) 2.50% of the original principal amount of the term loan for the remaining quarterly principal payments. The Company is required to repay the entire remaining principal balance of the term loan in full on September 10, 2017. At the Company’s option, the outstanding principal balance of the term loan will bear interest at a rate equal to (i) LIBOR for U.S. Dollars plus an applicable margin ranging from 1.00% to 1.75% depending on the Company’s corporate credit rating, or (ii) the base rate described above plus an applicable margin ranging from 0% to 0.75% depending on the Company’s corporate credit rating, which is currently a “BBB+” investment grade rating from Standard and Poors.

The Company may prepay loans made under the revolving credit facility and the term loan in whole or in part at any time without premium or penalty, subject to reimbursement of the lenders’ customary breakage and redeployment costs in the case of prepayment of LIBOR borrowings. The Credit Agreement includes covenants requiring the Company to maintain certain minimum financial ratios and also contains certain customary representations and warranties, affirmative and negative covenants and provisions relating to events of default and remedies.

The proceeds of the term loan were used to retire indebtedness outstanding under the Company’s previous credit facility. The Company may use extensions of credit under the revolving credit facility for working capital and other lawful corporate purposes, including to finance the repurchase by the Company of the Company’s capital stock.

On September 10, 2012 and in connection with entering into the credit facilities described above, the Company terminated its existing credit agreement dated as of December 21, 2007 with Bank of America N.A., as Administrative Agent, The Royal Bank of Scotland plc, as Syndication Agent, and the other lenders named therein. That credit agreement provided for a $252 million five-year unsecured revolving credit facility and a $168 million five-year term loan, both of which were scheduled to mature on December 21, 2012. No material early termination penalties were incurred as a result of the termination.

The Credit Agreement for the aforementioned loan provided for a $168 million unsecured five year term loan to the Company and a $252 million five year unsecured revolving credit facility. The principal balance of loans outstanding under the credit facility had an interest at a rate of LIBOR plus an applicable margin of 0.60%. The applicable margin could vary within a range from 0.27% to 0.725% depending on changes in the Company’s corporate credit rating. Interest was paid on the last date of each interest period; however, if the period exceeded three months, interest was paid every three months after the beginning of such interest period. In addition, the Company is paid each lender a fee in respect of the amount of such lender’s commitment under the revolving credit facility (regardless of usage), ranging from 0.08% to 0.15% (currently 0.10%) depending on the Company’s corporate credit rating.

The Company was not required to make any scheduled principal payments other than payment of the entire outstanding balance on December 21, 2012. The Company was able to prepay the revolving credit facility and the term loan in whole or in part at any time without premium or penalty, subject to reimbursement of the lenders’ customary breakage and redeployment costs in the case of prepayment of LIBOR borrowings. The Credit Agreement included covenants requiring the Company to maintain certain minimum financial ratios. The Company did not use the revolving credit facility in 2012, 2011 or 2010.

Due to increases in transaction volumes, TSYS acquired additional mainframe software licenses to increase capacity. The Company entered into an $8.6 million and an $11.9 million financing agreement in June and December of 2012, respectively, to purchase these additional software licenses.

In December 2010, the Company obtained a $39.8 million note payable from a third-party vendor related to financing the purchase of distributed systems software.

On October 30, 2008, the Company’s International Services segment obtained a credit agreement from a third-party to borrow up to approximately ¥2.0 billion, or $21 million, in a Yen-denominated three-year loan to finance activities in Japan. The rate is LIBOR plus 80 basis points. The Company initially made a draw of ¥1.5 billion, or approximately $15.1 million. In January 2009, the Company made an additional draw down of ¥250 million, or approximately $2.8 million. In April 2009, the Company made an additional draw down of ¥250 million, or approximately $2.5 million. On December 30, 2011, the Company modified its loan to extend the maturity date to November 5, 2014.

In addition, TSYS maintains an unsecured credit agreement with Columbus Bank and Trust. The credit agreement has a maximum available principal balance of $5.0 million, with interest at prime. TSYS did not use the credit facility during 2012, 2011 or 2010.

Long-term debt at December 31 consists of:

(in thousands)	2012	2011
LIBOR + 1.125%, unsecured term loan, due September 10, 2017, with quarterly principal and interest payments	$146,250	—
LIBOR + 0.80%, unsecured term loan, due November 5, 2014, with principal paid at maturity	23,236	25,652
1.50% note payable, due December 31, 2013, with monthly interest and principal payments	13,452	26,703
1.50% note payable, due January 31, 2016, with monthly interest and principal payments	11,825	—
1.50% note payable, due July 31, 2015, with monthly interest and principal payments	7,457	—
LIBOR + 0.60%, unsecured term loan, due December 21, 2012, with principal to be paid at maturity	—	168,000

Total debt	202,220	220,355
Less current portion	27,361	181,251

Noncurrent portion of long-term debt	$174,859	39,104

Required annual principal payments on long-term debt for the five years subsequent to December 31, 2012 are summarized as follows:

(in thousands)
2013	$27,361
2014	14,332
2015	40,191
2016	15,336
2017	105,000

Capital lease obligations at December 31 consist of:

(in thousands)	2012	2011
Capital lease obligations	$30,418	38,852
Less current portion	13,263	14,363

Noncurrent portion of capital leases	$17,155	24,489

The future minimum lease payments under capital leases at December 31, 2012 are summarized as follows:

(in thousands)
2013	$13,781
2014	13,355
2015	2,593
2016	1,210
2017	335

Total minimum lease payments	31,274
Less amount representing interest	856

$30,418

Other Current Liabilities	12 Months Ended
Dec. 31, 2012
Other Current Liabilities
NOTE 14	Other Current Liabilities

Significant components of other current liabilities at December 31 are summarized as follows:

(in thousands)	2012	2011
Accrued expenses	$30,963	40,141
Deferred revenues	29,101	29,707
Accrued income taxes	10,936	5,731
Client postage deposits	4,228	3,562
Transaction processing provisions	1,816	5,382
Dividends payable	729	18,913
Other	22,509	22,427

Total	$100,282	125,863

Equity	12 Months Ended
Dec. 31, 2012
Equity
NOTE 15	Equity

DIVIDENDS:    Dividends on common stock of $94.0 million were paid in 2012, compared to $53.9 million and $55.1 million in 2011 and 2010, respectively. The increase in dividends paid in 2012 compared to 2011 is due an increase in the dividends per share beginning in January 2012 to $0.10 per share from $0.07 per share and the acceleration of payment of the fourth quarter 2012 dividend. The fourth quarter 2012 dividend payment was accelerated in December, rather than January, to allow shareholders to benefit from the lower dividend tax rate that was set to expire on December 31, 2012.

EQUITY COMPENSATION PLANS:    The following table summarizes TSYS’ equity compensation plans by category as of December 31, 2012:

(in thousands, except per share data) Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,065	(1)	$21.27	13,864	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	6,065		$21.27	13,864

(1)	Includes 1.4 million performance share awards, which will only be issued if certain performance goals are met. The weighted-average exercise price in column (b) does not take these awards into account. Does not include an aggregate of 1.4 million shares of nonvested awards which will vest over the remaining years through 2014.
(2)	Includes 13,864,285 shares available for future grants under the Total System Services, Inc. 2007 Omnibus Plan and 2012 Omnibus Plan, which could be in the form of options, nonvested awards and performance shares.

CHANGES IN TSYS’ OWNERSHIP INTEREST IN SUBSIDIARIES:    TSYS’ subsidiary, GP Net repurchased 400 common shares on December 29, 2011 from its noncontrolling interest. As a result of the transaction, TSYS’ ownership increased to 54.08% from 53.00%. The following table presents the effect on TSYS’ shareholders’ equity from GP Net’s acquisition of treasury shares:

(in thousands)	Year Ended December 31, 2011
Increase in OCI	$28
Increase in additional paid in capital	77

Effect from change in noncontrolling interests	$105

Share-Based Compensation	12 Months Ended
Dec. 31, 2012
Share-Based Compensation
NOTE 16	Share-Based Compensation

General Description of Share-Based Compensation Plans

TSYS has various long-term incentive plans under which the Compensation Committee of the Board of Directors has the authority to grant share-based compensation to TSYS employees.

Employee stock options granted during or after 2006 (other than performance-based stock options) generally become exercisable at the end of the three-year period and expire ten years from the date of grant. Vesting for stock options granted during or after 2006 (other than performance-based stock options) accelerates upon retirement for plan participants who have reached age 62 and who also have no less than fifteen years of service at the date of their election to retire. For stock options granted in 2006, share-based compensation expense is fully recognized for plan participants upon meeting the retirement eligibility requirements of age and service.

Stock options granted prior to 2006 generally become exercisable at the end of a two to three-year period and expire ten years from the date of grant. Vesting for stock options granted prior to 2006 accelerates upon retirement for plan participants who have reached age 50 and who also have no less than fifteen years of service at the date of their election to retire. Following adoption of ASC 718, share-based compensation expense is recognized in income over the remaining nominal vesting period with consideration for retirement eligibility.

The performance-based stock options awarded to TSYS executives effective April 30, 2010 become exercisable on April 30, 2013, as the performance conditions have been satisfied. The share-based compensation expense has been recognized in income based upon the achievement of the specified EPS goal. The Company historically issues new shares or uses treasury shares to satisfy share option exercises.

Long-Term Incentive Plans

TSYS maintains the Total System Services, Inc. 2012 Omnibus Plan, Total System Services, Inc. 2007 Omnibus Plan, Total System Services, Inc. 2002 Long-Term Incentive Plan and Total System Services, Inc. 2000 Long-Term Incentive Plan to advance the interests of TSYS and its shareholders through awards that give employees and directors a personal stake in TSYS’ growth, development and financial success. Awards under these plans are designed to motivate employees and directors to devote their best efforts to the business of TSYS. Awards will also help TSYS attract and retain the services of employees and directors who are in a position to make significant contributions to TSYS’ success.

The plans are administered by the Compensation Committee of the Company’s Board of Directors and enable the Company to grant nonqualified and incentive stock options, stock appreciation rights, restricted stock and restricted stock units, performance units or performance shares, cash-based awards, and other stock-based awards.

All stock options must have a maximum life of no more than ten years from the date of grant. The exercise price will not be less than 100% of the fair market value of TSYS’ common stock at the time of grant. Any shares related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares, shall be available again for grant under the various plans. The aggregate number of shares of TSYS stock which may be granted to participants pursuant to awards granted under the various plans may not exceed the following: Total System Services, Inc. 2012 Omnibus Plan –17 million shares; Total System Services, Inc. 2007 Omnibus Plan –5 million shares; Total System Services, Inc. 2002 Long-Term Incentive Plan –9.4 million shares; and Total System Services, Inc. 2000 Long-Term Incentive Plan –2.4 million shares. Effective February 1, 2010, no additional awards may be made from the Total System Services, Inc. 2000 Long-Term Incentive Plan.

Share-Based Compensation

TSYS’ share-based compensation costs are included as expenses and classified as cost of services and selling, general and administrative. TSYS does not include amounts associated with share-based compensation as costs capitalized as software development and contract acquisition costs as these awards are typically granted to individuals not involved in capitalizable activities. For the year ended December 31, 2012, share-based compensation was $18.6 million compared to $16.5 million and $15.8 million for the same periods in 2011 and 2010, respectively.

Nonvested Awards:    The Company granted shares of TSYS common stock to certain key employees and non-management members of its Board of Directors. The grants to certain key employees were issued under nonvested stock bonus awards for services to be provided in the future by such officers and employees. Beginning in 2011, the grants to the Board of Directors were fully vested on the date of grant. The following table summarizes the number of shares granted each year:

	2012	2011	2010
Number of shares	310,690	206,040	197,186
Market value	$6.7 million	$3.6 million	$3.1 million

A summary of the status of TSYS’ nonvested shares as of December 31, 2012, 2011 and 2010, respectively, and the changes during the periods are presented below:

	2012		2011		2010
Nonvested shares (in thousands, except per share data)	Shares	Weighted Average Grant-Date Fair Value	Shares	Weighted Average Grant-Date Fair Value	Shares	Weighted Average Grant-Date Fair Value
Outstanding at beginning of year	618	$16.80	821	$16.91	1,084	$18.60
Granted	311	21.47	206	17.67	197	15.55
Vested	(366)	15.91	(376)	17.60	(416)	20.63
Forfeited/canceled	(9)	19.85	(33)	15.71	(44)	17.32

Outstanding at end of year	554	$19.96	618	$16.80	821	$16.91

As of December 31, 2012, there was approximately $6.5 million of total unrecognized compensation cost related to nonvested share-based compensation arrangements. That cost is expected to be recognized over a remaining weighted average period of 1.8 years.

In March 2012, TSYS authorized a total grant of 241,095 performance shares to certain key executives with a performance based vesting schedule (2012 performance shares). These 2012 performance shares have a 2012-2014 performance period for which the Compensation Committee established two performance goals: compound growth in revenues before reimbursable items and income from continuing operations and, if such goals are attained in 2014, the performance shares will vest, up to a maximum of 200% of the total grant. Compensation expense for the award is measured on the grant date based on the quoted market price of TSYS common stock. The Company will estimate the probability of achieving the goals through the performance period and will expense the award on a straight-line basis.

In March 2011, TSYS authorized a total grant of 263,292 performance shares to certain key executives with a performance based vesting schedule (2011 performance shares). These 2011 performance shares have a 2011-2013 performance period for which the Compensation Committee established two performance goals: compound growth in revenues before reimbursable items and income from continuing operations and, if such goals are attained in 2013, the performance shares will vest up to a maximum of 200% of the total grant. Compensation expense for the award is measured on the grant date based on the quoted market price of TSYS common stock. The Company will estimate the probability of achieving the goals through the performance period and will expense the award on a straight-line basis.

In March 2010, TSYS authorized a total grant of 279,831 performance shares to certain key executives with a performance based vesting schedule (2010 performance shares). These 2010 performance shares had a 2010-2012 performance period for which the Compensation Committee established two performance goals: compound growth in revenues before reimbursable items and income from continuing operations using the 2010 annual operating plan as the base. The Compensation Committee certified the attainment level of such goals following the end of 2012, and the number of performance shares that vested, up to a maximum of 200% of the total grant. At December 31, 2012 the performance shares vested at approximately 191% of the total grant.

As of December 31, 2012, there was approximately $6.1 million of total unrecognized compensation cost related to the 2011 and 2012 performance shares compensation arrangement. That cost is expected to be recognized until the end of 2014.

During 2008, TSYS authorized a grant of non-vested awards to two key executives with separate performance vesting schedules. These grants have separate one-year performance periods that vest over five to seven years during each of which the Compensation Committee establishes an earnings per share goal and, if such goal is attained during any performance period, 20% of the performance-based shares will vest, up to a maximum of 100% of the total grant. Compensation expense for each year’s award is measured on the grant date based on the quoted market price of TSYS common stock and is expensed on a straight-line basis for the year.

A summary of the awards authorized in each year is below:

Year of Initial Award	Total Number of Shares Awarded	Potential Number of Performance-Based Shares to be Vested
2012	241,095	241,096	(2015)
2011	263,292	263,292	(2014)
2010	279,831	534,477	(2013)
2008	182,816	36,562	(2013)

A summary of the status of TSYS’ performance-based nonvested shares as of December 31, 2012, 2011 and 2010, respectively, and changes during those periods are presented below:

	2012		2011		2010
Performance-based Nonvested shares (in thousands, except per share data)	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant-Date Fair Value	Shares	Weighted Average Grant-Date Fair Value
Outstanding at beginning of year	580	$16.68	316	$15.65	62	$13.69
Granted	278	22.91	300	17.63	316	15.65
Vested	(37)	18.08	(36)	15.61	(62)	13.69
Forfeited/canceled	(12)	16.57	—	—	—	—

Outstanding at end of year	809	$18.76	580	$16.68	316	$15.65

Stock Option Awards

During 2012 and 2011, the Company granted stock options to key TSYS executive officers and non-management members of its Board of Directors. During 2010, the Company granted stock options to key TSYS executive officers. The grants to key TSYS executive officers were issued under nonvested stock bonus awards for services to be provided in the future by such officers. The grants to the Board of Directors were fully vested on the date of grant. The average fair value of the options granted was estimated on the date of grant using the Black-Scholes-Merton option-pricing model. The following table summarizes the weighted average assumptions, and the weighted average fair value of the options:

	2012	2011	2010
Number of options granted	818,090	716,508	2,176,963
Weighted average exercise price	$22.95	$17.61	$16.01
Risk-free interest rate	1.69%	2.96%	2.65%
Expected volatility	24.11%	29.98%	30.00%
Expected term (years)	7.9	8.5	4.9
Dividend yield	1.75%	1.59%	1.79%
Weighted average fair value	$5.27	$5.78	$4.11

A summary of TSYS’ stock option activity as of December 31, 2012, 2011 and 2010, and changes during the years ended on those dates is presented below:

	2012		2011		2010
(in thousands, except per share data)	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Options:
Outstanding at beginning of year	6,082	$20.61	8,810	$23.40	6,955	$25.54
Granted	818	22.95	717	17.61	2,177	15.89
Exercised	(619)	16.15	(597)	13.51	(41)	13.11
Forfeited/canceled	(216)	23.73	(2,848)	29.96	(281)	19.83

Outstanding at end of year	6,065	$21.27	6,082	$20.61	8,810	$23.40

Options exercisable at year-end	3,235	$24.12	3,122	$25.00	5,712	$27.48

Weighted average fair value of options granted during the year		$5.27		$5.78		$4.11

As of December 31, 2012, the average remaining contractual life and intrinsic value of TSYS’ outstanding and exercisable stock options were as follows:

	Outstanding	Exercisable
Average remaining contractual life (in years)	4.8	4.2

Aggregate intrinsic value (in thousands)	$909	$(8,735)

Shares Issued for Options Exercised

During 2012, 2011 and 2010, employees of the Company exercised options for shares of TSYS common stock that were issued from treasury. The table below summarizes these stock option exercises by year:

	Options Exercised and Issued from Treasury	Intrinsic Value
2012	618,752	$4,243,000
2011	597,161	3,627,000
2010	41,403	90,400

For awards granted before January 1, 2006 that were not fully vested on January 1, 2006, the Company will record the tax benefits from the exercise of stock options as increases to the “Additional paid-in capital” line item of the Consolidated Balance Sheets. If the Company does recognize tax benefits, the Company will record these tax benefits from share-based compensation costs as cash inflows in the financing section and cash outflows in the operating section in the Statement of Cash Flows. The Company has elected to use the short-cut method to calculate its historical pool of windfall tax benefits.

As of December 31, 2012, there was approximately $3.9 million of total unrecognized compensation cost related to TSYS stock options that is expected to be recognized over a remaining weighted average period of 1.3 years.

Treasury Stock	12 Months Ended
Dec. 31, 2012
Treasury Stock
NOTE 17	Treasury Stock

The following table summarizes shares held as treasury stock and their related carrying value:

At December 31, (in thousands)	Number of Treasury Shares	Treasury Shares Cost
2012	15,440	$287,301
2011	12,829	225,034
2010	6,798	115,449

Stock Repurchase Plan

On April 20, 2010, TSYS announced a stock repurchase plan to purchase up to 10 million shares of TSYS stock. The shares may be purchased from time to time over the next two years at prices considered attractive to the Company. On May 3, 2011, TSYS announced that its Board had approved an increase in the number of shares that may be repurchased under its current share repurchase plan from up to 10 million shares to up to 15 million shares of TSYS stock. On July 24, 2012, TSYS announced that its Board had approved an increase in the number of shares that may be repurchased under its current share repurchase plan from up to 15 million shares to up to 20 million shares of TSYS stock. The expiration date of the plan was also extended to April 30, 2014. During 2012, the Company purchased 3.2 million shares for approximately $74.6 million, at an average price of $23.31. During 2011, the Company purchased 6.6 million shares for approximately $120.6 million, at an average price of $18.28.

The following table sets forth information regarding the Company’s purchases of its common stock on a monthly basis during the three months ended December 31, 2012:

(in thousands, except per share data)	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Cumulative Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
October 2012	200	$22.56	12,493	7,507
November 2012	400	22.18	12,893	7,107
December 2012	—	—	12,893	7,107

Total	600	$22.31

Treasury Shares

In 2008, the Compensation Committee approved “share withholding for taxes” for all employee nonvested awards, and also for employee stock options under specified circumstances. The dollar amount of the income tax liability from each exercise is converted into TSYS shares and withheld at the statutory minimum. The shares are added to the treasury account and TSYS remits funds to the Internal Revenue Service to settle the tax liability. During 2012 and 2011, the Company acquired 31,000 shares for approximately $671,000 and 37,000 shares for approximately $636,000, respectively, as a result of share withholding for taxes.

Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2012
Other Comprehensive Income (Loss)
NOTE 18	Other Comprehensive Income (Loss)

In June 1997, the FASB issued authoritative guidance under ASC 220, which established certain standards for reporting and presenting comprehensive income in the general-purpose financial statements. The purpose of ASC 220 was to report all items that met the definition of “comprehensive income” in a prominent financial statement for the same period in which they were recognized. Comprehensive income includes all changes in owners’ equity that resulted from transactions of the business entity with non-owners.

Comprehensive income is the sum of net income and other items that must bypass the income statement because they have not been realized, including items such as an unrealized holding gain or loss from available for sale securities and foreign currency translation gains or losses. These items are not part of net income, yet are important enough to be included in comprehensive income, giving the user a more comprehensive picture of the organization as a whole. Items included in comprehensive income, but not net income, are reported under the accumulated other comprehensive income section of shareholders’ equity.

Comprehensive income (loss) for TSYS consists of net income, cumulative foreign currency translation adjustments and the recognition of an overfunded or underfunded status of a defined benefit postretirement plan recorded as a component of shareholders’ equity. The income tax effects allocated to and the cumulative balance of each component of accumulated other comprehensive income (loss) are as follows:

(in thousands)	Beginning Balance	Pretax amount	Tax effect	Net-of-Tax Amount	Ending Balance
At December 31, 2009	$(6,627)	14,375	2,075	12,300	$5,673

Foreign currency translation adjustments	$6,287	(8,609)	(1,080)	(7,529)	$(1,242)
Change in accumulated OCI related to postretirement healthcare plans	(614)	(1,138)	(409)	(729)	(1,343)

At December 31, 2010	$5,673	(9,747)	(1,489)	(8,258)	$(2,585)

Foreign currency translation adjustments	$(1,242)	3,718	2,662	1,056	$(186)
Transfer from noncontrolling interest (NCI)	—	28	—	28	28
Change in accumulated OCI related to postretirement healthcare plans	(1,343)	1,651	595	1,056	(287)

At December 31, 2011	$(2,585)	5,397	3,257	2,140	$(445)

Foreign currency translation adjustments	$(186)	4,875	1,357	3,518	$3,332
Transfer from NCI	28	—	—	—	28
Change in accumulated OCI related to postretirement healthcare plans	(287)	(2,603)	(938)	(1,665)	(1,952)

At December 31, 2012	$(445)	2,272	(419)	1,853	$1,408

Consistent with its overall strategy of pursuing international investment opportunities, TSYS adopted the permanent reinvestment exception under ASC 740, “Income Taxes,” with respect to future earnings of certain foreign subsidiaries. Its decision to permanently reinvest foreign earnings offshore means TSYS will no longer allocate taxes to foreign currency translation adjustments associated with these foreign subsidiaries accumulated in other comprehensive income.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
NOTE 19	Commitments and Contingencies

LEASE COMMITMENTS:    TSYS is obligated under noncancelable operating leases for computer equipment and facilities.

The future minimum lease payments under noncancelable operating leases with remaining terms greater than one year for the next five years and thereafter and in the aggregate as of December 31, 2012, are as follows:

(in thousands)
2013	$76,479
2014	53,859
2015	27,419
2016	7,529
2017	4,543
Thereafter	12,639

Total future minimum lease payments	$182,468

The majority of computer equipment lease commitments come with a renewal option or an option to terminate the lease. These lease commitments may be replaced with new leases which allow the Company to continually update its computer equipment. Total rental expense under all operating leases in 2012, 2011 and 2010 was $99.0 million, $97.5 million and $102.1 million, respectively. Total rental expense under sublease arrangements in 2010 was $675,000. The rental income under sublease arrangements in 2010 was $809,000.

CONTRACTUAL COMMITMENTS:

    In the normal course of its business, the Company maintains long-term processing contracts with its clients. These processing contracts contain commitments, including, but not limited to, minimum standards and time frames against which the Company’s performance is measured. In the event the Company does not meet its contractual commitments with its clients, the Company may incur penalties and certain clients may have the right to terminate their contracts with the Company. The Company does not believe that it will fail to meet its contractual commitments to an extent that will result in a material adverse effect on its financial position, results of operations or cash flows.

CONTINGENCIES:

Legal Proceedings — General

The Company is subject to various legal proceedings and claims and is also subject to information requests, inquiries and investigations arising out of the ordinary conduct of its business. The Company establishes reserves for litigation and similar matters when those matters present loss contingencies that TSYS determines to be both probable and reasonably estimable in accordance with ASC 450, “Contingencies.” In the opinion of management, based on current knowledge and in part upon the advice of legal counsel, all matters not specifically discussed below are believed to be adequately covered by insurance, or, if not covered, the possibility of losses from such matters are believed to be remote or such matters are of such kind or involve such amounts that would not have a material adverse effect on the financial position, results of operations or cash flows of the Company if disposed of unfavorably.

NetSpend Matter

A putative class action lawsuit has been filed in connection with TSYS’ proposed acquisition of NetSpend Holdings, Inc. (NetSpend). This lawsuit, entitled Joan Litwin v. NetSpend Holdings, Inc. et al., was filed on February 22, 2013 in the Court of Chancery of the State of Delaware and names TSYS, NetSpend and the members of the board of directors of NetSpend as defendants. This lawsuit was brought by a purported stockholder of NetSpend, both individually and on behalf of a putative class of NetSpend stockholders, alleging that the members of NetSpend’s board of directors breached their fiduciary duties in connection with TSYS’ proposed acquisition of NetSpend by depriving NetSpend’s stockholders of the full and fair value of their ownership interest in NetSpend and by failing to inform NetSpend’s stockholders of materials facts regarding the proposed acquisition. The plaintiff further alleges that NetSpend and TSYS aided and abetted the alleged breaches by NetSpend’s board of directors. The action seeks equitable relief, including, among other things, to enjoin consummation of TSYS’ acquisition of NetSpend, rescission of the related Agreement and Plan of Merger, an award of compensatory damages and/or rescissory damages, and an award of all costs, including reasonable attorneys’ fees and other expenses. TSYS believes that this lawsuit is without merit and intends to vigorously defend itself; however, there can be no assurance that it will be successful in its defense.

GUARANTEES AND INDEMNIFICATIONS:

   The Company has entered into processing and licensing agreements with its clients that include intellectual property indemnification clauses. Under these clauses, the Company generally agrees to indemnify its clients, subject to certain exceptions, against legal claims that TSYS’ services or systems infringe on certain third party patents, copyrights or other proprietary rights. In the event of such a claim, the Company is generally obligated to hold the client harmless and pay for related losses, liabilities, costs and expenses, including, without limitation, court costs and reasonable attorney’s fees. The Company has not made any indemnification payments pursuant to these indemnification clauses.

The Company has not recorded a liability for guarantees or indemnities in the accompanying consolidated balance sheet since the maximum amount of potential future payments under such guarantees and indemnities is not determinable.

PRIVATE EQUITY INVESTMENTS:

    On May 31, 2011, the Company entered into a limited partnership agreement in connection with its agreement to invest in an Atlanta-based venture capital fund focused exclusively on investing in technology-enabled financial services companies. Pursuant to the limited partnership agreement, the Company has committed to invest up to $20 million in the fund so long as its ownership interest in the fund does not exceed 50%. At December 31, 2012, the Company had made investments in the fund of $4.6 million and recognized a gain of $898,000 due to an increase in fair value.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
NOTE 20	Income Taxes

The provision for income taxes includes income taxes currently payable and those deferred because of temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities.

The components of income tax expense included in the Consolidated Statements of Income were as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010
Current income tax expense:
Federal	$98,153	83,518	98,802
State	2,572	4,666	4,221
Foreign	14,092	12,922	8,682

Total current income tax expense	114,817	101,106	111,705

Deferred income tax expense (benefit):
Federal	1,395	3,126	(2,970)
State	411	61	(643)
Foreign	(1,521)	(1,696)	(2,004)

Total deferred income tax expense (benefit)	285	1,491	(5,617)

Total income tax expense	$115,102	102,597	106,088

	Years Ended December 31,
(in thousands)	2012	2011	2010
Components of income before income tax expense :
Domestic	$320,581	279,416	286,490
Foreign	34,273	37,135	21,322

Total income before income tax expense	$354,854	316,551	307,812

Income tax expense differed from the amounts computed by applying the statutory U.S. federal income tax rate of 35% to income before income taxes, noncontrolling interest and equity in income of equity investments as a result of the following:

	Years Ended December 31,
(in thousands)	2012	2011	2010
Computed “expected” income tax expense	$124,199	110,793	107,734
Increase (decrease) in income tax expense resulting from:
International tax rate differential	2,781	1,831	(4,376)
State income tax expense (benefit), net of federal income tax effect	2,143	3,164	2,326
Increase in valuation allowance	193	3,773	2,564
Tax credits	(3,762)	(9,044)	(2,824)
Deduction for domestic production activities	(5,727)	(5,524)	—
Permanent differences and other, net	(4,725)	(2,396)	664

Total income tax expense	$115,102	102,597	106,088

Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of the net deferred tax liability at December 31, 2012 and 2011 relate to the following:

	At December 31,
(in thousands)	2012	2011
Deferred income tax assets:
Net operating loss and income tax credit carryforwards	$24,405	25,937
Allowances for doubtful accounts and billing adjustments	644	1,113
Deferred revenue	18,645	19,031
Purchase accounting adjustments	—	15,889
Other, net	41,348	37,123

Total deferred income tax assets	85,042	99,093
Less valuation allowance for deferred income tax assets	(19,400)	(19,207)

Net deferred income tax assets	65,642	79,886

Deferred income tax liabilities:
Excess tax over financial statement depreciation	(36,682)	(42,351)
Computer software development costs	(39,637)	(40,339)
Purchase accounting adjustments	(4,514)	—
Foreign currency translation	(8,574)	(6,432)
Other, net	(9,150)	(6,712)

Total deferred income tax liabilities	(98,557)	(95,834)

Net deferred income tax liabilities	$(32,915)	(15,948)

Total net deferred tax assets (liabilities):
Current	$9,825	12,872
Noncurrent	(42,740)	(28,820)

Net deferred income tax liability	$(32,915)	(15,948)

As of December 31, 2012, TSYS had recognized deferred tax assets from net operating losses, capital losses and federal and state income tax credit carryforwards of $13.4 million, $1.9 million and $9.1 million, respectively. As of December 31, 2011, TSYS had recognized deferred tax assets from net operating losses, capital losses and federal and state income tax credit carry forwards of $15.5 million, $1.9 million and $8.5 million, respectively. Some of the net operating losses and some of the tax credits began expiring in 2012.

In assessing the realizability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Management believes it is more likely than not that TSYS will realize the benefits of these deductible differences, net of existing valuation allowances. The valuation allowance for deferred tax assets was $19.4 million and $19.2 million at December 31, 2012 and 2011, respectively. The increase in the valuation allowance for deferred income tax assets was $0.2 million for 2012. The increase in the valuation allowance for deferred income tax assets was $3.8 million for 2011. The increase relates to foreign losses and state tax credits, which more likely than not, will not be realized in later years.

TSYS has adopted the permanent reinvestment exception under ASC 740, “Income Taxes,” with respect to future earnings of certain foreign subsidiaries. As a result, TSYS considers foreign earnings related to these foreign operations to be permanently reinvested. No provision for U.S. federal and state incomes taxes has been made in our consolidated financial statements for those non-U.S. subsidiaries whose earnings are considered to be reinvested. The amount of undistributed earnings considered to be “reinvested” which may be subject to tax upon distribution was approximately $70.1 million at December 31, 2012. Although TSYS does not intend to repatriate these earnings, a distribution of these non-U.S. earnings in the form of dividends, or otherwise, would subject the Company to both U.S. federal and state income taxes, as adjusted for non-U.S. tax credits, and withholding taxes payable to the various non-U.S. countries. Determination of the amount of any unrecognized deferred income tax liability on these undistributed earnings is not practicable.

TSYS is the parent of an affiliated group that files a consolidated U.S. federal income tax return and most state and foreign income tax returns on a separate entity basis. In the normal course of business, the Company is subject to examinations by these taxing authorities unless statutory examination periods lapse. TSYS is no longer subject to U.S. federal income tax examinations for years before 2008 and with few exceptions, the Company is no longer subject to income tax examinations from state and local or foreign tax authorities for years before 2005. There are currently federal income tax examinations in progress for the years 2008 and 2009. Additionally, a number of tax examinations are in progress by the relevant state tax authorities. Although TSYS is unable to determine the ultimate outcome of these examinations, TSYS believes that its liability for uncertain tax positions relating to these jurisdictions for such years is adequate.

TSYS adopted the provisions of ASC 740 on January 1, 2007 which prescribes a recognition threshold and measurement attribute for the financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. During the year ended December 31, 2012, TSYS increased its liability for prior year uncertain income tax positions as a discrete item by a net amount of approximately $1.9 million (net of the federal tax effect). This increase resulted from tax positions taken on amended returns for the years 2008 and 2009. The Company is not able to reasonably estimate the amount by which the liability will increase or decrease over time; however, at this time, the Company does not expect any significant changes related to these obligations within the next twelve months.

A reconciliation of the beginning and ending amount of unrecognized tax liabilities is as follows (1):

(in millions)	Year Ended December 31, 2012
Beginning balance	$5.7
Current activity:
Additions based on tax positions related to current year	1.4
Additions for tax positions of prior years	2.0
Reductions for tax positions of prior years	(0.1)
Settlements	—

Net, current activity	3.3

Ending balance	$9.0

(1)	Unrecognized state tax liabilities are not adjusted for the federal tax impact.

TSYS recognizes potential interest and penalties related to the underpayment of income taxes as income tax expense in the Consolidated Statements of Income. Gross accrued interest and penalties on unrecognized tax benefits totaled $0.9 million and $0.6 million as of December 31, 2012 and December 31, 2011, respectively. The total amounts of unrecognized income tax benefits as of December 31, 2012 and December 31, 2011 that, if recognized, would affect the effective tax rates are $8.8 million and $5.4 million (net of the federal benefit on state tax issues), respectively, which includes interest and penalties of $0.7 million and $0.5 million, respectively.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans
NOTE 21	Employee Benefit Plans

The Company provides benefits to its employees by offering employees participation in certain defined contribution plans. The employee benefit plans through which TSYS provided benefits to its employees during 2012 are described as follows:

TSYS RETIREMENT SAVINGS PLAN:    Beginning in 2010, all qualified plans maintained by TSYS were combined into a single plan, the Retirement Savings Plan, which is designed to reward all team members of TSYS U.S.—based companies with a uniform employer contribution. The terms of the plan provide for the Company to match 100% of the employee contribution up to 4% of eligible compensation. The Company can make discretionary contributions up to another 4% based upon business conditions.

The Company’s contributions to the plan charged to expense for the years ended December 31 are as follows:

(in thousands)	2012	2011	2010
TSYS Retirement Savings Plan	$13,421	15,951	15,430

STOCK PURCHASE PLAN:    The Company maintains a stock purchase plan for employees and previously maintained a stock purchase plan for directors. The Company contributes 15% of employee contributions and contributed 15% director voluntary contributions. The funds are used to purchase presently issued and outstanding shares of TSYS common stock on the open market at fair market value for the benefit of participants. The Director Stock Purchase Plan was terminated on November 30, 2011. The Company’s contributions to these plans charged to expense for the years ended December 31 are as follows:

(in thousands)
2012	$1,140
2011	1,177
2010	1,260

POSTRETIREMENT MEDICAL BENEFITS PLAN:    TSYS provides certain medical benefits to qualified retirees through a postretirement medical benefits plan, which is immaterial to the Company’s consolidated financial statements. The measurement of the benefit expense and accrual of benefit costs associated with the plan do not reflect the effects of the 2003 Medicare Act. Additionally, the benefit expense and accrued benefit cost associated with the plan, as well as any potential impact of the effects of the 2003 Medicare Act, are not significant to the Company’s consolidated financial statements.

Segment Reporting, including Geographic Area Data and Major Customers	12 Months Ended
Dec. 31, 2012
Segment Reporting, including Geographic Area Data and Major Customers
NOTE 22	Segment Reporting, including Geographic Area Data and Major Customers

ASC 280, “Segment Reporting.” ASC 280 establishes standards for the way public business enterprises are to report information about operating segments in annual financial statements and requires those enterprises to report selected financial information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic area data and major customers.

TSYS provides global payment processing and other services to card-issuing and merchant acquiring institutions in the United States and internationally through online accounting and electronic payment processing systems. Corporate administration expenses, such as finance, legal, human resources, mergers and acquisitions and investor relations are categorized as Corporate Administration.

On December 26, 2012, TSYS completed its acquisition of all the outstanding stock of ProPay, a privately-held payment solutions company, for $123.7 million in cash. ProPay’s financial results are included in the Merchant Services segment.

On August 8, 2012, TSYS completed its acquisition of 60% of CPAY, a privately held direct merchant acquirer, for $66 million in cash. CPAY’s financial results are included in the Merchant Services segment.

On May 2, 2011, TSYS completed its acquisition of all of the outstanding common stock of TermNet, an Atlanta-based merchant acquirer. TermNet’s financial results are included in the Merchant Services segment.

North America Services includes electronic payment processing services and other services provided from within the North America region. International

Services includes electronic payment processing and other services provided from outside the North America region. Merchant Services includes electronic processing and other services provided to merchant acquiring institutions.

The Company believes the terms and conditions of transactions between the segments are comparable to those which could have been obtained in transactions with unaffiliated parties. TSYS’ operating segments share certain resources, such as information technology support, that TSYS allocates asymmetrically.

Years ended December 31,
(in thousands)
Operating Segments	2012	2011	2010
Revenues before reimbursable items
North America Services	$826,750	809,069	809,012
International Services	396,149	380,129	321,846
Merchant Services	409,698	373,159	337,178
Intersegment revenues	(14,106)	(21,659)	(25,600)

Revenues before reimbursable items from external customers	$1,618,491	1,540,698	1,442,436

Total revenues
North America Services	$965,393	954,550	956,546
International Services	413,467	394,831	334,954
Merchant Services	512,580	487,997	458,921
Intersegment revenues	(20,468)	(28,412)	(32,844)

Revenues from external customers	$1,870,972	1,808,966	1,717,577

Depreciation and amortization
North America Services	$74,674	78,155	78,834
International Services	57,127	51,888	40,792
Merchant Services	36,252	36,124	40,298
Corporate Administration	2,557	2,998	3,003

Total depreciation and amortization	$170,610	169,165	162,927

Segment operating income
North America Services	$287,595	253,844	244,989
International Services	27,335	41,408	42,689
Merchant Services	132,115	112,986	102,444
Corporate Administration	(89,393)	(85,782)	(80,693)

Operating income	$357,652	322,456	309,429

At December 31,	2012	2011	2010
Total assets
North America Services	$1,744,877	1,621,664	1,632,882
International Services	445,642	433,203	408,880
Merchant Services	703,725	487,858	460,750
Intersegment assets	(870,406)	(684,333)	(550,251)

Total assets	$2,023,838	1,858,392	1,952,261

GEOGRAPHIC AREA DATA:    The Company maintains property and equipment, net of accumulated depreciation and amortization, in the following geographic areas:

	At December 31,
(in millions)	2012	2011
United States	$191.7	194.8
Europe	51.3	52.4
Japan	9.5	9.7
Other	7.9	9.7

Totals	$260.4	266.6

The following geographic area data represents revenues for the years ended December 31 based on the domicile of the Company’s customers:

(in millions)	2012	%	2011	%	2010	%
United States	$1,219.9	65.2	$1,227.8	67.9	$1,204.4	70.1
Europe	293.0	15.7	283.5	15.7	250.2	14.6
Canada	217.5	11.6	171.5	9.5	161.9	9.4
Japan	78.6	4.2	76.3	4.2	61.3	3.6
Mexico	11.7	0.6	7.8	0.4	7.9	0.5
Other	50.3	2.7	42.1	2.3	31.9	1.8

Totals	$1,871.0	100.0	$1,809.0	100.0	$1,717.6	100.0

GEOGRAPHIC AREA REVENUE BY OPERATING SEGMENT:    The following table reconciles segment revenue to revenues by geography for the years ended December 31:

	North America Services			International Services			Merchant Services
(in millions)	2012	2011	2010	2012	2011	2010	2012	2011	2010
United States	$705.5	741.5	748.2	$—	—	—	$514.4	486.3	456.2
Europe	0.8	0.7	0.8	292.2	282.8	249.4	—	—	—
Canada	217.3	171.1	161.4	—	—	—	0.2	0.4	0.5
Japan	—	—	—	78.6	76.3	61.3	—	—	—
Mexico	11.7	7.8	7.9	—	—	—	—	—	—
Other	10.5	9.6	9.3	39.3	31.8	21.5	0.5	0.7	1.1

Totals	$945.8	930.7	927.6	$410.1	390.9	332.2	$515.1	487.4	457.8

MAJOR CUSTOMER:    For the year ended December 31, 2012, the Company had no major customers. For the years ended December 31, 2011 and 2010, the Company had one major customer which accounted for approximately $210.9 million, or 11.7%, and $221.0 million, or 12.9%, respectively, of total revenues. Revenues from the major customer for the years ended December 31, 2011 and 2010, respectively, are primarily attributable to the North America Services segment and the Merchant Services segment.

2013:     In 2013, TSYS will embark on two corporate-wide initiatives that will impact more than one operating segment. One initiative is a multi-year, multi-phase initiative that will consist of enhancing TSYS’ issuing processing platforms. The other is an innovation initiative focused on enhancing existing product and service offerings through several new product concepts and ideas on how to change existing processes. The costs associated with these two new initiatives will not be allocated to the operating segments, but will be combined, along with the existing corporate administration, in a grouping titled “Corporate Admin and Other.” This is a change the chief operating decision maker has requested and will be used to evaluate performance and assess resources starting in 2013.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information
NOTE 23	Supplemental Cash Flow Information

Nonvested Share Awards

The Company issued shares of TSYS common stock to certain key employees and non-management members of its Board of Directors. The grants to certain key employees were issued in the form of nonvested stock bonus awards for services to be provided in the future by such officers and employees. Beginning in 2011, the grants to the Board of Directors were fully vested on the date of grant. Refer to Note 16 for more information on nonvested share awards.

Equipment and Software Acquired Under Capital Lease Obligations

The Company acquired computer equipment and software under capital lease in the amount of $5.3 million, $8.1 million and $14.9 million in 2012, 2011 and 2010, respectively.

Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions
NOTE 24	Acquisitions

2012

On December 26, 2012, TSYS completed its acquisition of ProPay for $123.7 million. ProPay previously operated as a privately-held company, and offers simple, secure and affordable payment solutions for organizations ranging from small, home based entrepreneurs to multi-billion dollar enterprises. The results of operations for ProPay are immaterial and therefore not included in the Company’s results for the year ended December 31, 2012. The goodwill of $93.5 million recorded arises largely from synergies and economies of scale expected to be realized from combining the operations of TSYS and ProPay. None of the goodwill is tax deductible. Propay will be included as part of the Merchant Services segment.

On August 8, 2012, TSYS completed its acquisition of 60% of CPAY, a privately held direct merchant acquirer, for $66 million in cash. CPAY provides merchant services to small- to medium-sized merchants through an Independent Sales Agent (ISA) model, with a focus on merchants in the restaurant, personal services and retail sectors. The acquisition of CPAY expands the Company’s presence in the merchant acquiring industry and enhances our distribution model with their strong sales agent channel. The results of operations for CPAY have been included in the Company’s results beginning August 8, 2012, and are included in the Merchant Services segment. The goodwill of $68.6 million recorded arises largely from synergies and economies of scale expected to be realized from combining the operations of TSYS and CPAY. All of the goodwill is tax deductible.

The following table summarizes the consideration paid for acquisitions and the preliminary recognized amounts of identifiable assets acquired and liabilities assumed during the year ended December 31, 2012. These amounts will remain preliminary until the valuation analysis has been finalized.

(in thousands)

Cash and restricted cash	$3,003
Accounts receivable, net	4,092
Other assets	12,522
Identifiable intangible assets	76,600
Other liabilities	(30,558)
Noncontrolling interest in acquired entity	(38,000)
Goodwill	162,090

Total consideration	$189,749

The fair value of accounts receivable, accounts payable, accrued compensation, and other liabilities approximates the carrying amount of those assets and liabilities at the acquisition date. The fair value of accounts receivable due under agreements with customers is $4.1 million. The gross amount due under the agreements is $4.8 million, of which approximately $688,000 is expected to be uncollectible.

Of the $123.7 million in consideration paid for ProPay, $12.5 million has been placed in escrow for a period of 18 months to secure certain claims that may be brought against the escrowed consideration by TSYS pursuant to the merger agreement. Consideration is contingent and may be returned to the Company pursuant to indemnification commitments made by the shareholders which formerly owned ProPay related to a breach of the representations and warrantees made in the merger agreement. Such indemnification commitments are recognized as a possible receivable and measured at fair value. Based upon the probability of various possible outcomes related to the indemnification commitments, TSYS has determined that the fair value of any receivable asset would be immaterial. The maximum amount of contingent consideration returnable to the Company related to certain indemnification commitments made by the Seller is $12.5 million. The maximum amount of contingent consideration returnable to the Company related to fundamental representations and warranties made by the Seller is unlimited.

Of the $66 million in consideration paid for CPAY, $3.3 million has been placed in escrow for a period of 21 months to secure certain claims that may be brought against the escrowed consideration by TSYS pursuant to the Investment Agreement. Consideration is contingent and may be returned to the Company pursuant to indemnification commitments made by the company which formerly owned 100% of Central Payment (Seller) related to, among other things, a breach of the representations and warrantees made in the Investment Agreement, and losses arising out of any of the Excluded Liabilities as defined in the Investment Agreement. Such indemnification commitments are recognized as a possible asset receivable and measured at fair value. Based upon the probability of various possible outcomes related to the indemnification commitments, TSYS has determined that the fair value of any receivable asset would be immaterial. The maximum amount of contingent consideration returnable to the Company related to certain indemnification commitments made by the Seller is $9.9 million. The maximum amount of contingent consideration returnable to the Company related to fundamental representations and warranties made by the Seller is unlimited.

Identifiable intangible assets acquired in the acquisitions had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of 2 to 10 years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $76.6 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates, and royalty rates. The estimated fair value of identifiable intangible assets acquired in the acquisitions and the related estimated weighted average useful lives are as follows:

	Fair Value (in millions)	Weighted Average Useful Lives
Customer relationships	$59.5	8.6 years
Covenants-not-to-compete	2.9	2.8 years
Current technology	13.0	5.0 years
Trade name	1.2	2.0 years

Total acquired identifiable intangible assets	$76.6	7.7 years

This fair value measurement is based on significant inputs that are both observable (Level 2) and non-observable (Level 3) in the market as defined in ASC 820. Key assumptions in the ProPay acquisition include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 14.0% for the overall Company and a discount rate of 14.5% for the intangible assets, (c) a pre-tax royalty rate of 1.0% for trade names and technology (d) an attrition rate of 3.0%- 5.0%, (e) an effective tax rate of 39.0%, and (f) a terminal value based on a long-term sustainable growth rate of 3.0%.

Key assumptions in the CPAY acquisition include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 19.0% for the overall company and a discount rate of 19.5% for the intangible assets, (c) a pre-tax royalty rate of 1.0% for trade names and technology (d) an attrition rate of 25.0%, (e) an effective tax rate of 39.0%, and (f) a terminal value based on a long-term sustainable growth rate of 3.0%.

In connection with these acquisitions, TSYS incurred $1.3 million in acquisition-related costs primarily related to professional legal, finance, and accounting costs. These costs were expensed as incurred and are included in selling, general, and administrative expenses in the income statement for the year ended December 31, 2012.

Other

On February 1, 2012, TSYS acquired contract-based intangible assets in its Merchant Services segment for $1.7 million. These intangible assets are being amortized on a straight-line basis over their estimated useful lives of five years which approximates their usage.

Redeemable Noncontrolling Interest

The fair value of the noncontrolling interest in CPAY, owned by a private company, was based on the actual purchase price paid for the controlling interest in CPAY. Next adjustments were made for lack of control and lack of marketability that market participants would consider when estimating the fair value of the noncontrolling, non-marketable interest in CPAY.

In connection with the acquisition of CPAY, the Company is party to call and put arrangements with respect to the membership units that represent the remaining noncontrolling interest of CPAY. The call arrangement is exercisable by TSYS and the put arrangement is exercisable by the Seller. The put arrangement is outside the control of the Company by requiring the Company to purchase the Seller’s entire equity interest in CPAY at a put price at fair market value. The put arrangement is recorded on the balance sheet and is classified as redeemable noncontrolling interest outside of permanent equity.

The call and put arrangements for CPAY, representing 40% of its total outstanding equity interests, may be exercised at the discretion of TSYS or the Seller on the second anniversary of the closing and upon the recurrence of certain other specified events.

The put option is not currently redeemable, but a redemption is considered probable based upon the passage of time of the second anniversary date. As such, the Company has adopted the accounting policy to accrete changes in the redemption value over the period from the date of issuance to the earliest redemption date, which the Company believes to be two years. If the put option was currently redeemable, the redemption value at December 31, 2012 is estimated to be approximately $39.5 million. The Company did not accrete any changes to the redemption value as the balance at December 31, 2012 exceeded the accretion fair value amount.

2011

On May 2, 2011, TSYS completed its acquisition of all of the outstanding common stock of TermNet, an Atlanta-based merchant acquirer, for $42 million in cash. TermNet provides merchant services to qualified merchants serving a diverse merchant base of over 18,000 merchants. The acquisition of TermNet expands the Company’s presence in the merchant acquiring industry. The results of operations for TermNet have been included in the Company’s results beginning May 2, 2011, and are included in the Merchant Services segment. The goodwill of $28.9 million recorded arises largely from synergies and economies of scale expected to be realized from combining the operations of TSYS and TermNet. Goodwill recognized in the acquisition of TermNet is not deductible for income tax purposes.

The following table summarizes the consideration paid for TermNet and the recognized amounts of identifiable assets acquired and liabilities assumed effective May 2, 2011:

(in thousands)
Cash and restricted cash	$2,691
Accounts receivable, net	10,253
Other assets	1,516
Identifiable intangible assets	11,740
Goodwill	28,918
Accounts payable	(5,578)
Accrued compensation	(2,683)
Deferred income tax liability	(4,506)
Other liabilities	(351)

Total consideration	$42,000

The fair value of accounts receivable, accounts payable, accrued compensation, and other liabilities approximates the carrying amount of those assets and liabilities at the acquisition date. The fair value of accounts receivable due under agreements with customers is $10.3 million. The gross amount due under the agreements is $10.4 million, of which approximately $100,000 is expected to be uncollectible. Of the $42 million in consideration paid for TermNet, $8.4 million was placed in escrow for a period of 18 months to secure certain claims brought against the escrowed consideration by TSYS pursuant to the merger agreement. The maximum amount of contingent consideration returnable to the Company related to fundamental representations and warranties made by TermNet is unlimited.

Identifiable intangible assets acquired in the TermNet acquisition include customer relationships, channel relationships, and non-compete agreements. The identifiable intangible assets had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of 2 to 10 years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $11.7 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates, and royalty rates. The estimated fair value of identifiable intangible assets acquired in the acquisition of TermNet and the related estimated weighted average useful lives are as follows:

	Fair Value (in millions)	Weighted Average Useful Lives
Customer relationships	$10.0	7.0 years
Channel relationships	1.6	10.0 years
Covenants-not-to-compete	0.1	2.0 years

Total acquired identifiable intangible assets	$11.7	7.3 years

The fair value measurement of the identifiable intangible assets is based on significant inputs that are not observable in the market and therefore, represents a Level 3 measurement as defined in ASC 820. Key assumptions include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 14%, (c) a pre-tax royalty rate range of 3-10%, (d) an attrition rate of 20%, (e) an effective tax rate of 36%, and (f) a terminal value based on a long-term sustainable growth rate of 3%.

In connection with the TermNet acquisition, TSYS incurred $192,000 in acquisition-related costs primarily related to professional legal, finance, and accounting costs. These costs were expensed as incurred and are included in selling, general, and administrative expenses in the income statement for 2011.

Other

On October 1, 2011, TSYS acquired contract-based intangible assets in its Merchant Services segment for $2.6 million. These intangible assets are being amortized on a straight-line basis over their estimated useful lives of five years.

In May 2011, TSYS made a payment of $6.0 million of contingent merger consideration in connection with the purchase of Infonox, which was accounted for under SFAS No. 141. The payment of the contingent merger consideration by TSYS was recorded as goodwill and had no impact on our results of operations.

2010

On March 1, 2010, TSYS announced the signing of an Investment Agreement with First National Bank of Omaha (FNBO) to form a new joint venture company, First National Merchant Solutions (FNMS). On January 4, 2011, TSYS announced it had acquired the remaining 49% interest in FNMS, effective January 1, 2011, from FNBO. The entity was rebranded as TSYS Merchant Solutions (TMS).

TMS offers transaction processing, merchant support and underwriting, and business and value-added services, as well as Visa- and MasterCard-branded prepaid cards for businesses of any size.

Under the terms of the Investment Agreement, TSYS acquired 51% ownership of FNMS Holding, LLC (FNMS Holding), which owned 100% of FNMS, for approximately $150.5 million, while FNBO owned the remaining 49%. The transaction closed on April 1, 2010.

The goodwill amount of $155.5 million arising from the acquisition consists largely of economies of scale expected to be realized from combining the operations of TSYS and TMS. TMS is included within the Merchant Services segment, and as such, all of the goodwill was assigned to that segment. The goodwill recognized is expected to be deductible for income tax purposes.

The following table summarizes the consideration paid for TMS and the amounts of the assets acquired and liabilities assumed recognized on April 1, 2010 (the acquisition date), as well as the fair value at the acquisition date of the noncontrolling interest in TMS. TSYS assumed no liabilities in connection with the acquisition.

(in thousands)
Consideration:
Cash	$150,450
Equity instruments	—
Contingent consideration arrangement	—

Fair value of total consideration transferred	150,450
Fair value of TSYS’ equity interest in TMS held before the business combination	—

$150,450

Acquisition-related costs (included in selling, general, and administrative expenses in TSYS’ income statement for the twelve months ended December 31, 2010)	$4,130

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$1,919
Property and equipment	1,788
Software	243
Identifiable intangible assets	100,800
Other assets	1,204
Financial liabilities	—
Liability arising from a contingency	—

Total identifiable net assets	105,954
Noncontrolling interest in TMS	(111,000)
Goodwill	155,496

$150,450

The Investment Agreement includes a contingent right of TSYS to receive a return of consideration paid (“contingently returnable consideration”) if certain specified major customer contracts are terminated or modified prior to the first anniversary of the closing, which has since expired. Contingently returnable consideration is recognized as an asset and measured at fair value. Based upon the probability of outcomes, TSYS determined the fair value of the contingently returnable consideration would approximate zero. The maximum amount of contingently returnable consideration is not significant.

The fair value of the acquired identifiable intangible assets of $100.8 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. At the time of the acquisition, TSYS had identified certain intangible assets that are expected to generate future earnings for the Company: customer-related intangible assets (such as customer lists), contract-based intangible assets (such as referral agreements), technology, and trademarks. The useful lives of the identified intangible assets were primarily determined by forecasted cash flows, which include estimates for certain assumptions such as revenues, expenses, attrition rates, and royalty rates. The useful lives of these identified assets ranged from 3 to 10 years and are being amortized on a straight-line basis based upon their estimated pattern of economic benefit.

This fair value measurement is based on significant inputs that are not observable in the market and thus represents a Level 3 measurement as defined in ASC 820. Key assumptions include (a) cash flow projections based on market participant and internal data, (b) a discount rate range of 4% to 14%, (c) a royalty rate range of 1.5% to 7%, (d) an attrition rate range of 10% to 30%, and (e) an effective tax rate of approximately 36%.

The fair value of the noncontrolling interest in TMS, owned by a private company, was estimated by applying the income and market approaches. In particular, a discounted cash flow method, a guideline companies method, and a recent equity transaction were employed. This fair value measurement is based on significant inputs that are both observable (Level 2) and non-observable (Level 3) in the market as defined in ASC 820. Key assumptions include (a) cash flow projections based on market participant data and developed by Company management, (b) a discount rate range of 12% to 14%, (c) a terminal value based on long-term sustainable growth rates ranging between 3% and 5%, (d) an effective tax rate of approximately 36%, (e) financial multiples of companies deemed to be similar to TMS, and (f) adjustments because of the lack of control or lack of marketability that market participants would consider when estimating the fair value of the noncontrolling interest in TMS.

With the acquisition of TMS on April 1, 2010, TSYS’ incremental revenue compared to the prior year associated with acquisitions was $32.7 million and $97.7 million for the years ended December 31, 2011 and 2010, respectively. For the years ended December 31, 2011 and 2010, TSYS has included approximately $4.2 million and $12.7 million, respectively, in income netted against acquisition related costs associated with TMS.

Pro forma Results of Operations

The pro forma revenue and earnings of TSYS’ acquisitions are not material to the consolidated financial statements.

Collaborative Arrangement	12 Months Ended
Dec. 31, 2012
Collaborative Arrangement
NOTE 25	Collaborative Arrangement

In January 2009, TSYS adopted the authoritative guidance under ASC 808, “Collaborative Arrangements.”

TSYS has a 45% ownership interest in an enterprise jointly owned with two other entities which operates aircraft for the owners’ internal use. The arrangement allows each entity access to the aircraft and each entity pays for its usage of the aircraft. Each quarter, the net operating results of the enterprise are shared among the owners based on their respective ownership percentage.

TSYS records its usage of the aircraft and its share of net operating results of the enterprise in selling, general and administrative expenses.

Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share
NOTE 26	Earnings Per Share

The following table illustrates basic and diluted EPS under the guidance of ASC 260:

	December 31, 2012		December 31, 2011		December 31, 2010
(in thousands, except per share data)	Common Stock	Participating Securities	Common Stock	Participating Securities	Common Stock	Participating Securities
Basic EPS:
Net income	$244,280		220,559		193,947
Less income allocated to nonvested awards	(800)	800	(805)	805	(959)	959

Net income allocated to common stock for EPS calculation(a)	$243,480	800	219,754	805	192,988	959

Average common shares outstanding(b)	187,403	627	191,239	707	195,378	975

Basic EPS(a)/(b)	$1.30	1.28	1.15	1.14	0.99	0.98

Diluted EPS:
Net income	$244,280		220,559		193,947
Less income allocated to nonvested awards	(796)	796	(804)	804	(959)	959

Net income allocated to common stock for EPS calculation(c)	$243,484	796	219,755	804	192,988	959

Average common shares outstanding	187,403	627	191,239	707	195,378	975
Increase due to assumed issuance of shares related to common equivalent shares outstanding	1,262		345		193

Average common and common equivalent shares outstanding(d)	188,665	627	191,584	707	195,571	975

Diluted EPS(c)/(d)	$1.29	1.27	1.15	1.14	0.99	0.98

The diluted EPS calculation excludes stock options and nonvested awards that are convertible into 2.9 and 3.6 million common shares for the years ended December 31, 2012 and 2011, respectively, and excludes 9.0 million common shares for the year ended December 31, 2010, because their inclusion would have been anti-dilutive.

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
NOTE 27	Subsequent Events

On February 19, 2013, TSYS and NetSpend, a leading provider of general purpose reloadable (GPR) prepaid debit cards and related financial services to underbanked consumers in the United States, announced that they entered into a definitive agreement pursuant to which, upon the terms and subject to the conditions set forth in the agreement, TSYS will acquire NetSpend in an all cash transaction valued at approximately $1.4 billion. Under terms of the agreement, NetSpend shareholders will receive $16.00 in cash for each share of NetSpend common stock. The Company intends to finance the NetSpend acquisition with cash on hand and approximately $1.3 billion of additional indebtedness. In connection with the transaction, the Company entered into a commitment letter with certain of its lenders to provide a $1.2 billion bridge term loan facility to finance the NetSpend acquisition to the extent the Company has not obtained alternative financing before the closing of the transaction. The transaction is currently expected to close in mid-2013 and is subject to customary closing conditions, including approval by NetSpend shareholders, and required regulatory approvals. For additional information regarding the transaction, see TSYS’ Current Report on Form 8-K filed on February 19, 2013, which includes the press release announcing the NetSpend acquisition, the merger agreement for the transaction, and the commitment letter for the bridge term loan facility. There can be no assurance that the proposed acquisition will be completed, or if it is completed, that the expected benefits of the transaction will be realized.

Management performed an evaluation of the Company’s activities through February 26, 2013, the issuance date of these financial statements, and has concluded that other than as set forth above, there are no significant subsequent events requiring disclosure.

Basis of Presentation and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
ACQUISITIONS - PURCHASE PRICE ALLOCATION

ACQUISITIONS — PURCHASE PRICE ALLOCATION:    TSYS adopted revised generally accepted accounting principles (GAAP) relating to business combinations as of January 1, 2009. The revised guidance retains the purchase method of accounting for acquisitions and requires a number of changes to the previous guidance, including changes in the way assets and liabilities are recognized in purchase accounting. Other changes include requiring the recognition of assets acquired and liabilities assumed arising from contingencies, requiring the capitalization of in-process research and development at fair value, and requiring the expensing of acquisition-related costs as incurred.

TSYS’ purchase price allocation methodology requires the Company to make assumptions and to apply judgment to estimate the fair value of acquired assets and liabilities. TSYS estimates the fair value of assets and liabilities based upon appraised market values, the carrying value of the acquired assets and widely accepted valuation techniques, including discounted cash flows and market multiple analyses. Management determines the fair value of fixed assets and identifiable intangible assets such as developed technology or customer relationships, and any other significant assets or liabilities. TSYS adjusts the purchase price allocation, as necessary, up to one year after the acquisition closing date as TSYS obtains more information regarding asset valuations and liabilities assumed. Unanticipated events or circumstances may occur which could affect the accuracy of the Company’s fair value estimates, including assumptions regarding industry economic factors and business strategies, and result in an impairment or a new allocation of purchase price.

Given its history of acquisitions, TSYS may allocate part of the purchase price of future acquisitions to contingent consideration as required by GAAP for business combinations. The fair value calculation of contingent consideration will involve a number of assumptions that are subjective in nature and which may differ significantly from actual results. TSYS may experience volatility in its earnings to some degree in future reporting periods as a result of these fair value measurements.

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION:    The accompanying consolidated financial statements include the accounts of TSYS and its majority owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. In addition, the Company evaluates its relationships with other entities to identify whether they are variable interest entities as defined in accordance with the provisions of Accounting Standards Codification (ASC) 810, “Consolidation,” and to assess whether it is the primary beneficiary of such entities. If the determination is made that the Company is the primary beneficiary, then that entity is included in the consolidated financial statements in accordance with ASC 810.

RISKS AND UNCERTAINTIES AND USE OF ESTIMATES

RISKS AND UNCERTAINTIES AND USE OF ESTIMATES:    Factors that could affect the Company’s future operating results and cause actual results to vary materially from expectations include, but are not limited to, lower than anticipated growth from existing clients, an inability to attract new clients and grow internationally, loss of a major customer or other significant client, loss of a major supplier, an inability to grow through acquisitions or successfully integrate acquisitions, an inability to control expenses, technology changes, the impact of the application of and/or changes in accounting principles, financial services consolidation, changes in regulatory requirements, a decline in the use of cards as a payment mechanism, disruption of the Company’s international operations, breach of the Company’s security systems, a decline in the financial stability of the Company’s clients and uncertain economic conditions. Negative developments in these or other risk factors could have a material adverse effect on the Company’s financial position, results of operations and cash flows.

The Company has prepared the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of the consolidated financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. These estimates and assumptions are developed based upon all information available. Actual results could differ from estimated amounts.

CASH EQUIVALENTS	CASH EQUIVALENTS: Investments with a maturity of three months or less when purchased are considered to be cash equivalents.
ACCOUNTS RECEIVABLE

ACCOUNTS RECEIVABLE:    Accounts receivable balances are stated net of allowances for doubtful accounts and billing adjustments of $3.9 million and $4.1 million at December 31, 2012 and December 31, 2011, respectively.

TSYS records an allowance for doubtful accounts when it is probable that the accounts receivable balance will not be collected. When estimating the allowance for doubtful accounts, the Company takes into consideration such factors as its day-to-day knowledge of the financial position of specific clients, the industry and size of its clients, the overall composition of its accounts receivable aging, prior history with specific customers of accounts receivable write-offs and prior experience of allowances in proportion to the overall receivable balance. This analysis includes an ongoing and continuous communication with its largest clients and those clients with past due balances. A financial decline of any one of the Company’s large clients could have a material adverse effect on collectability of receivables and thus the adequacy of the allowance for doubtful accounts.

Increases in the allowance for doubtful accounts are recorded as charges to bad debt expense and are reflected in selling, general and administrative expenses in the Company’s Consolidated Statements of Income. Write-offs of uncollectible accounts are charged against the allowance for doubtful accounts.

TSYS records an allowance for billing adjustments for actual and potential billing discrepancies. When estimating the allowance for billing adjustments, the Company considers its overall history of billing adjustments, as well as its history with specific clients and known disputes. Increases in the allowance for billing adjustments are recorded as a reduction of revenues in the Company’s Consolidated Statements of Income and actual adjustments to invoices are charged against the allowance for billing adjustments.

PROPERTY AND EQUIPMENT

PROPERTY AND EQUIPMENT:    Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets. Buildings and improvements are depreciated over estimated useful lives of 5-40 years, computer and other equipment over estimated useful lives of 2-5 years, and furniture and other equipment over estimated useful lives of 3-15 years. The Company evaluates impairment losses on long-lived assets used in operations in accordance with the provisions of ASC 360, “Property Plant and Equipment.”

All ordinary repairs and maintenance costs are expensed as incurred. Maintenance costs that extend the asset life are capitalized and amortized over the remaining estimated life of the asset.

LICENSED COMPUTER SOFTWARE

LICENSED COMPUTER SOFTWARE:    The Company licenses software that is used in providing services to clients. Licensed software is obtained through perpetual licenses and site licenses and through agreements based on processing capacity (called “MIPS agreements”). Perpetual and site licenses are amortized using the straight-line method over their estimated useful lives which range from three to ten years. Software licensed under MIPS agreements is amortized using a units-of-production basis over the estimated useful life of the software, generally not to exceed ten years. At each balance sheet date, the Company evaluates impairment losses on long-lived assets used in operations in accordance with ASC 360.

ACQUISITION TECHNOLOGY INTANGIBLES

ACQUISITION TECHNOLOGY INTANGIBLES:    These identifiable intangible assets are software technology assets resulting from acquisitions. These assets are amortized using the straight-line method over periods not exceeding their estimated useful lives, which range from five to nine years. The provisions of ASC 350, “Intangibles — Goodwill and Other,” require that intangible assets with estimated useful lives be amortized over their respective estimated useful lives to their residual values, and reviewed for impairment in accordance with ASC 360. Acquisition technology intangibles net book values are included in computer software, net in the accompanying balance sheets. Amortization expenses are charged to cost of services in the Company’s Consolidated Statements of Income.

SOFTWARE DEVELOPMENT COSTS

SOFTWARE DEVELOPMENT COSTS:    In accordance with the provisions of ASC 985, “Software,” software development costs are capitalized once technological feasibility of the software product has been established. Costs incurred prior to establishing technological feasibility are expensed as incurred. Technological feasibility is established when the Company has completed a detailed program design and has determined that a product can be produced to meet its design specifications, including functions, features and technical performance requirements. Capitalization of costs ceases when the product is generally available to clients. At each balance sheet date, the Company evaluates the unamortized capitalized costs of software development as compared to the net realizable value of the software product which is determined by future undiscounted net cash flows. The amount by which the unamortized software development costs exceed the net realizable value is written off in the period that such determination is made. Software development costs are amortized using the greater of (1) the straight-line method over its estimated useful life, which ranges from three to ten years or (2) the ratio of current revenues to total anticipated revenue over its useful life.

The Company also develops software that is used internally. These software development costs are capitalized based upon the provisions of ASC 350. Internal-use software development costs are capitalized once: (1) the preliminary project stage is completed, (2) management authorizes and commits to funding a computer software project, and (3) it is probable that the project will be completed and the software will be used to perform the function intended. Costs incurred prior to meeting the qualifications are expensed as incurred. Capitalization of costs ceases when the project is substantially complete and ready for its intended use. Internal-use software development costs are amortized using an estimated useful life of three to five years. Software development costs may become impaired in situations where development efforts are abandoned due to the viability of the planned project becoming doubtful or due to technological obsolescence of the planned software product.

CONTRACT ACQUISITION COSTS

CONTRACT ACQUISITION COSTS:    The Company capitalizes contract acquisition costs related to signing or renewing long-term contracts. The Company capitalizes internal conversion costs in accordance with the provisions of Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition” and ASC 605, “Revenue Recognition.” The capitalization of costs related to cash payments for rights to provide processing services is capitalized in accordance with the provisions of ASC 605. All costs incurred prior to a signed agreement are expensed as incurred.

Contract acquisition costs are amortized using the straight-line method over the expected customer relationship (contract term) beginning when the client’s cardholder accounts are converted and producing revenues. The amortization of contract acquisition costs associated with cash payments for client incentives is included as a reduction of revenues in the Company’s Consolidated Statements of Income. The amortization of contract acquisition costs associated with conversion activity is recorded as cost of services in the Company’s Consolidated Statements of Income.

The Company evaluates the carrying value of contract acquisition costs associated with each customer for impairment on the basis of whether these costs are fully recoverable from either contractual minimum fees (contractual costs) or from expected undiscounted net operating cash flows of the related contract (cash incentives paid). The determination of expected undiscounted net operating cash flows requires management to make estimates. These costs may become impaired with the loss of a contract, the financial decline of a client, termination of conversion efforts after a contract is signed, diminished prospects for current clients or if the Company’s actual results differ from its estimates of future cash flows. The amount of the impairment is written off in the period that such a determination is made.

EQUITY INVESTMENTS

EQUITY INVESTMENTS:    TSYS’ 49% investment in Total System Services de México, S.A. de C.V. (TSYS de México), an electronic payment processing support operation located in Toluca, Mexico, is accounted for using the equity method of accounting, as is TSYS’ 44.56% investment in China UnionPay Data Co., Ltd. (CUP Data) headquartered in Shanghai, China. TSYS’ equity investments are recorded initially at cost and subsequently adjusted for equity in earnings, cash contributions and distributions, and foreign currency translation adjustments.

GOODWILL

GOODWILL:    Goodwill results from the excess of cost over the fair value of net assets of businesses acquired.

Goodwill and intangible assets with indefinite useful lives are tested for impairment at least annually in accordance with the provisions of ASC 350. ASC 350 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values.

The portion of the difference between the cost of an investment and the amount of underlying equity in net assets of an equity method investee that is recognized as goodwill in accordance with the provisions of ASC 323, “Investments — Equity Method and Joint Ventures,” shall not be amortized. However, equity method goodwill shall not be reviewed for impairment in accordance with ASC 350, but instead should continue to be reviewed for impairment in accordance with paragraph 19(h) of ASC 323. Equity method goodwill, which is not reported as goodwill in the Company’s Consolidated Balance Sheet, but is reported as a component of the equity investment, was $51.3 million at December 31, 2012.

At December 31, 2012, the Company had goodwill in the amount of $518.3 million. The Company performed its annual impairment analyses of its goodwill balance, and these tests did not indicate any impairment for the periods ended December 31, 2012, 2011 and 2010, respectively.

OTHER INTANGIBLE ASSETS

OTHER INTANGIBLE ASSETS:    Identifiable intangible assets relate primarily to customer relationships, channel relationships, covenants-not-to-compete, trade names and trade associations resulting from acquisitions. These identifiable intangible assets are amortized using the straight-line method over periods not exceeding the estimated useful lives, which range from three to ten years. ASC 350 requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with ASC 360. Amortization expenses are charged to selling, general and administrative expenses in the Company’s Consolidated Statements of Income.

FAIR VALUES OF FINANCIAL INSTRUMENTS

FAIR VALUES OF FINANCIAL INSTRUMENTS:    The Company uses financial instruments in the normal course of its business. The carrying values of cash equivalents, accounts receivable, accounts payable, accrued salaries and employee benefits, and other current liabilities approximate their fair value due to the short-term maturities of these assets and liabilities. The fair value of the Company’s long-term debt and obligations under capital leases is not significantly different from its carrying value.

Investments in equity investments are accounted for using the equity method of accounting and pertain to privately held companies for which fair value is not readily available. The Company believes the fair values of its investments in equity investments exceed their respective carrying values.

IMPAIRMENT OF LONG-LIVED ASSETS

IMPAIRMENT OF LONG-LIVED ASSETS:    In accordance with ASC 360, the Company reviews long-lived assets, such as property and equipment and intangibles subject to amortization, including contract acquisition costs and certain computer software, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If upon a triggering event the Company determines that the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and would no longer be depreciated. The assets and liabilities of a disposed group classified as held for sale would be presented separately in the appropriate asset and liability sections of the balance sheet.

TRANSACTION PROCESSING PROVISIONS

TRANSACTION PROCESSING PROVISIONS:    The Company has recorded an accrual for contract contingencies (performance penalties) and processing errors. A significant number of the Company’s contracts with large clients contain service level agreements which can result in TSYS incurring performance penalties if contractually required service levels are not met. When providing for these accruals, the Company takes into consideration such factors as the prior history of performance penalties and processing errors incurred, actual contractual penalties inherent in the Company’s contracts, progress towards milestones and known processing errors not covered by insurance.

These accruals are included in other current liabilities in the accompanying Consolidated Balance Sheets. Increases and decreases in transaction processing provisions are charged to cost of services in the Company’s Consolidated Statements of Income, and payments or credits for performance penalties and processing errors are charged against the accrual.

REDEEMABLE NONCONTROLLING INTEREST

REDEEMABLE NONCONTROLLING INTEREST:    In connection with the acquisition of CPAY, the Company is party to call and put arrangements with respect to the membership units that represent the remaining noncontrolling interest of CPAY. The call arrangement is exercisable by TSYS and the put arrangement is exercisable by the Seller. The put arrangement is outside the control of the Company by requiring the Company to purchase the Seller’s entire equity interest in CPAY at a put price at fair market value. The put arrangement is recorded on the balance sheet and is classified as redeemable noncontrolling interest outside of permanent equity.

The call and put arrangements for CPAY, representing 40% of its total outstanding equity interests, may be exercised at the discretion of TSYS or the Seller on the second anniversary of the closing and upon the occurrence of certain other specified events.

The put option is not currently redeemable, but a redemption is considered probable based upon the passage of time of the second anniversary date. As such, the Company has adopted the accounting policy to accrete changes in the redemption value over the period from the date of issuance to the earliest redemption date, which the Company believes to be two years. If the put option was currently redeemable, the redemption value at December 31, 2012 is estimated to be approximately $39.5 million. The Company did not accrete any changes to the redemption value as the balance at December 31, 2012 exceeded the accretion fair value amount.

NONCONTROLLING INTEREST

NONCONTROLLING INTEREST:    In December 2007, the Financial Accounting Standards Board (FASB) issued authoritative guidance under ASC 810, “Consolidation.” ASC 810 changes the accounting for noncontrolling (minority) interests in consolidated financial statements, including the requirements to classify noncontrolling interests as a component of consolidated shareholders’ equity, the elimination of “minority interest” accounting in results of operations and changes in the accounting for both increases and decreases in a parent’s controlling ownership interest.

Noncontrolling interest in earnings of subsidiaries represents the minority shareholders’ share of the net income or loss of GP Network Corporation (GP Net) and TSYS Managed Services EMEA Ltd. (TSYS Managed Services). The noncontrolling interest in the Consolidated Balance Sheet reflects the original investment by these shareholders in GP Net and TSYS Managed Services, their proportional share of the earnings or losses and their proportional share of net gains or losses resulting from the currency translation of assets and liabilities of GP Net and TSYS Managed Services. TSYS has adopted the accounting policy to recognize gains or losses on equity transactions of a subsidiary as a capital transaction.

RESERVE FOR MERCHANT LOSSES

RESERVE FOR MERCHANT LOSSES:    The Company has potential liability for losses resulting from disputes between a cardholder and a merchant that arise as a result of, among other things, the cardholder’s dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer by the card-issuing bank and charged to the merchant. If the merchant is unable to fund the refund, TSYS must do so. TSYS also bears the risk of reject losses arising from the fact that TSYS collects fees from its merchants on the first day after the monthly billing period. If the merchant has gone out of business during such period, TSYS may be unable to collect such fees. TSYS maintains cash deposits or requires the pledge of a letter of credit from certain merchants, generally those with higher average transaction size where the card is not present when the charge is made or the product or service is delivered after the charge is made, in order to offset potential contingent liabilities such as chargebacks and reject losses that would arise if the merchant went out of business. Most chargeback and reject losses are charged to cost of services as they are incurred. However, the Company also maintains a reserve against losses, including major fraud losses, which are both less predictable and involve larger amounts. The loss reserve was established using historical loss rates, applied to recent bankcard processing volume. At December 31, 2012, the Company had a merchant loss reserve in the amount of $906,000.

FOREIGN CURRENCY TRANSLATION

FOREIGN CURRENCY TRANSLATION:    The Company maintains several different foreign operations whose functional currency is their local currency. Foreign currency financial statements of the Company’s Mexican and Chinese equity investments, the Company’s wholly owned subsidiaries and the Company’s majority owned subsidiaries, as well as the Company’s division and branches in the United Kingdom and China, are translated into U.S. dollars at current exchange rates, except for revenues, costs and expenses, and net income which are translated at the average exchange rates for each reporting period. Net gains or losses resulting from the currency translation of assets and liabilities of the Company’s foreign operations, net of tax when applicable, are accumulated in a separate section of shareholders’ equity titled accumulated other comprehensive income (loss). Gains and losses on transactions denominated in currencies other than the functional currencies are included in determining net income for the period in which exchange rates change.

COMPREHENSIVE INCOME

COMPREHENSIVE INCOME:    The provisions of ASC 220, “Comprehensive Income,” require companies to display, with the same prominence as other financial statements, the components of comprehensive income (loss). TSYS displays the items of other comprehensive income (loss) in its Consolidated Statements of Other Comprehensive Income, which directly follows the Consolidated Statements of Income.

TREASURY STOCK

TREASURY STOCK:    The Company uses the cost method when it purchases its own common stock as treasury shares or issues treasury stock upon option exercises and displays treasury stock as a reduction of shareholders’ equity.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES:    ASC 815, “Derivatives and Hedging” requires that all derivative instruments be recorded on the balance sheet at their respective fair values. The Company did not have any outstanding derivative instruments or hedging transactions at December 31, 2012.

REVENUE RECOGNITION

REVENUE RECOGNITION:    The Company recognizes revenues in accordance with the provisions of SAB No. 104. SAB No. 104 sets forth guidance as to when revenue is realized or realizable and earned when all of the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been performed; (3) the seller’s price to the buyer is fixed or determinable; and (4) collectability is reasonably assured. The Company accrues for rights of refund, processing errors or penalties, or other related allowances based on historical experience.

When a sale involves multiple deliverables, revenue recognition is affected by our determination of the number of deliverables in an arrangement, whether those deliverables may be separated into separate units of accounting, and our valuation of each unit of accounting which affects the amount of revenue allocated to each unit. Pursuant to ASC 605, we use vendor-specific objective evidence of selling price (VSOE) when it exists to determine the amount of revenue to allocate to each unit of accounting. The Company establishes VSOE of selling price using the prices charged when the same service is sold separately. In certain situations, the Company does not have sufficient VSOE. In these situations, we considered whether sufficient third party evidence (TPE) of selling price existed for the Company’s services. However, the Company typically is not able to determine TPE and has not used this measure of selling price due to the unique and proprietary nature of some of its services and the inability to reliably verify relevant standalone competitor prices. When there is insufficient evidence of VSOE and TPE, we have made our best estimate of the standalone selling price (ESP) of that service for purposes of allocating revenue to each unit of accounting. When determining ESP, we use limited standalone sales data that do not meet the Company’s criteria to establish VSOE, management pricing strategies, residual selling price data when VSOE exists for a group of elements, and margin objectives. Consideration is also given to geographies in which the services are sold or delivered, customer classifications, and market conditions including competitor pricing strategies and benchmarking studies. Revenue is recognized when the revenue recognition criteria for each unit of accounting have been met.

In many situations, the Company enters into arrangements with customers to provide conversion or implementation services in addition to processing services where the conversion or implementation services do not have standalone value. In these situations, the deliverables do not meet the criteria of ASC 605-25 for separation and the deliverables are combined as a single unit of accounting for revenue recognition. For these arrangements, conversion or implementation services revenue is recognized as the related processing services are performed, and revenue is recognized in a single unit of accounting

As our business and service offerings change in the future, our determination of the number of deliverables in an arrangement and related units of accounting and our future pricing practices may result in changes in our estimates of VSOE and ESP, which may change the ratio of fees allocated to each service or unit of accounting in a given customer arrangement. There were no material changes or impact to revenue in revenue recognition in the year ended December 31, 2012 due to any changes in our determination of the number of deliverables in an arrangement, units of accounting, or estimates of VSOE or ESP.

The Company’s North America Services and International Services revenues are derived from long-term payment processing contracts with financial and nonfinancial institutions and are generally recognized as the services are performed. Payment processing services revenues are generated primarily from charges based on the number of accounts on file, transactions and authorizations processed, statements mailed, cards embossed and mailed and other processing services for cardholder accounts on file. Most of these contracts have prescribed annual revenue minimums, penalties for early termination, and service level agreements which may impact contractual fees if certain service levels are not achieved. Revenue is recognized as the services are performed, primarily on a per unit basis. Processing contracts generally range from three to ten years in length and provide for penalties for early termination. When providing payment processing services, the Company frequently enters into customer arrangements to provide multiple services that may also include conversion or implementation services, business process outsourcing services such as call center services, web-based services, and other payment processing-related services. Revenue for these services is generally recognized as they are performed on a per unit basis each month or ratably over the term of the contract.

The Company’s Merchant Services revenues are derived from long-term processing contracts with large financial institutions, other merchant acquirers and merchant organizations which generally range from three to eight years and provide for penalties for early termination. Merchant services revenue is generated primarily from processing all payment forms including credit, debit, electronic benefits transfer and check truncation for merchants of all sizes across a wide array of retail market segments. The products and services offered include authorization and capture of electronic transactions, clearing and settlement of electronic transactions, information reporting services related to electronic transactions, merchant billing services, and point-of-sale terminal services. Revenue is recognized for merchant services as those services are performed, primarily on a per unit basis. When providing merchant processing services, the Company frequently enters into customer arrangements to provide multiple services that may also include conversion or implementation services, business process outsourcing services such as call center services, terminal services, and other merchant processing-related services. Revenue for these services is generally recognized as they are performed on a per unit basis each month or ratably over the term of the contract.

The Company’s other services generally have standalone value and constitute separate units of accounting for revenue recognition purposes. However, customer arrangements entered into prior to January 1, 2011 often included services for which sufficient objective and reliable evidence of fair value did not exist. In certain situations, sufficient objective and reliable evidence of fair value did not exist for multiple undelivered services, and the deliverables were combined and recognized as a single unit of accounting based on the proportional performance for the combined unit. Beginning on January 1, 2011, services in new or materially modified arrangements of this nature are now divided into separate units of accounting and revenue is allocated to each unit based on the relative selling price method. As the services in these arrangements are generally delivered over the same term with consistent patterns of performance, there was no change in the timing or pattern of revenue recognition upon adoption of Accounting Standard Update (ASU) 2009-13, “Multiple-Deliverable Revenue Arrangements,” an update to ASC Topic 605, “Revenue Recognition,” and formerly known as EITF 08-1, “Revenue Arrangements with Multiple Deliverables”, nor did it have a material effect on revenue recognition for these arrangements in future periods.

In certain situations, VSOE existed for all but one of the shorter services (for which standalone value existed), and the Company allocated revenue to each of the deliverables under the residual method of accounting whereby the difference between the total arrangement consideration and VSOE for the undelivered services was allocated to the other service. While there is no change in the units of accounting for these arrangements, beginning on January 1, 2011, revenue for services in new or materially modified arrangements of this nature were allocated based on the relative selling price method. The residual amount of revenue historically allocated to the shorter services in these arrangements is generally consistent with our best estimate of selling price for those services. In situations where this may not have been the case, services in these arrangements were delivered over the same term with consistent patterns of performance. Accordingly, there was no change in the pattern of revenue recognition upon adoption of ASU 2009-13, and it is not expected to have a material effect on revenue recognition for these arrangements in future periods.

The Company’s multiple element arrangements may include one or more elements that are subject to other topics including software revenue recognition and leasing guidance. The consideration for these multiple element arrangements is allocated to each group of deliverables – those subject to ASC 605-25 and those subject to other topics based on the revised guidance in ASU 2009-13. Arrangement revenue for each group of deliverables is then further separated, allocated, and recognized based on applicable guidance.

The Company regularly reviews the evidence of selling price for its services and maintains internal controls over the establishment and updates of these estimates. There were no material changes in estimated selling price for its services during the year and the Company does not expect a material impact from changes in selling price in the foreseeable future.

In regards to taxes assessed by a governmental authority imposed directly on a revenue producing transaction, the Company reports its revenues on a net basis.

REIMBURSABLE ITEMS

REIMBURSABLE ITEMS:    Reimbursable items consist of out-of-pocket expenses which are reimbursed by the Company’s clients. These expenses consist primarily of postage, access fees and third party software. The Company accounts for reimbursable items in accordance with the provisions of ASC 605.

SHARE-BASED COMPENSATION

SHARE-BASED COMPENSATION:    In December 2004, the FASB issued authoritative guidance under ASC 718, “Compensation — Stock Compensation.” ASC 718 establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

ASC 718 is effective for all awards granted on or after January 1, 2006, and to awards modified, repurchased or cancelled after that date. ASC 718 requires the Company to recognize compensation costs for the nonvested portion of outstanding share-based compensation granted in the form of stock options based on the grant-date fair value of those awards calculated under the provisions of ASC 718, for pro forma disclosures. Share-based compensation expenses include the impact of expensing the fair value of stock options, as well as expenses associated with nonvested shares. TSYS adopted the provisions of ASC 718 effective January 1, 2006 using the modified-prospective-transition method.

ASC 718 requires companies to estimate forfeitures when recognizing compensation cost. The estimate of forfeitures will be adjusted by the Company as actual forfeitures differ from its estimates, resulting in compensation cost only for those awards that actually vest. The effect of the change in estimated forfeitures is recognized as compensation costs in the period the change in estimate occurred. In estimating its forfeiture rate, the Company stratified its data based upon historical experience to determine separate forfeiture rates for the different award grants. The Company currently estimates a forfeiture rate for existing stock option grants to TSYS non-executive employees, and a forfeiture rate for other TSYS share-based awards. Currently, TSYS estimates a forfeiture rate in the range of 0% to 10%.

The Company has issued its common stock to directors and to certain employees under nonvested awards. The market value of the common stock at the date of issuance is recognized as compensation expense over the vesting period of the awards. For nonvested award grants that have pro rata vesting, the Company recognizes compensation expense using the straight-line method over the vesting period of the award.

LEASES

LEASES:    The Company is obligated under noncancelable leases for computer equipment and facilities. As these leases expire, they will be evaluated and renewed or replaced by similar leases based on need. A lease is an agreement conveying the right to use property, plant, or equipment (land and/or depreciable assets) usually for a stated period of time. For purposes of applying the accounting and reporting standards, leases are classified from the standpoint of the lessee as capital or operating leases.

Rental payments on operating leases are charged to expense over the lease term. If rental payments are not made on a straight-line basis, rental expense nevertheless shall be recognized on a straight-line basis unless another systematic and rational basis is more representative of the time pattern in which use benefit is derived from the leased property, in which case that basis shall be used.

Certain of the Company’s operating leases are for office space. The Company will make various alterations (leasehold improvements) to the office space and capitalize these costs as part of property and equipment. Leasehold improvements are amortized on a straight-line basis over the useful life of the improvement or the term of the lease, whichever is shorter.

ADVERTISING

ADVERTISING:    Advertising costs, consisting mainly of advertising in trade publications, are expensed as incurred or the first time the advertising takes place. Advertising expense for 2012, 2011 and 2010 was $1.0 million, $813,000 and $690,000, respectively.

INCOME TAXES

INCOME TAXES:    Income taxes reflected in TSYS’ consolidated financial statements are computed based on the taxable income of TSYS and its affiliated subsidiaries. A consolidated U.S. federal income tax return is filed for TSYS and its majority owned U.S. subsidiaries through the year ended December 31, 2012. Additionally, income tax returns are also filed in states where TSYS and its subsidiaries have filing obligations and in foreign jurisdictions where TSYS has a foreign affiliate.

The Company accounts for income taxes in accordance with the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Reserves against the carrying value of a deferred tax asset are established when necessary to reflect the decreased likelihood of realization of a deferred asset in the future. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Income tax provisions require the use of management judgments, which are subject to challenge by various taxing authorities. Contingency reserves are periodically established where the amount of the contingency can be reasonably determined and is likely to occur. Reductions in contingency reserves are recognized when tax disputes are settled or examination periods lapse.

Significant estimates used in accounting for income taxes relate to the determination of taxable income, the determination of temporary differences between book and tax basis, as well as estimates on the realizability of tax credits and net operating losses.

TSYS recognizes potential interest and penalties related to the underpayment of income taxes as income tax expense in the Consolidated Statements of Income.

EARNINGS PER SHARE

EARNINGS PER SHARE:    In June 2008, the FASB issued authoritative guidance under ASC 260, “Earnings Per Share.” The guidance under ASC 260 holds that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents are “participating securities” as defined in ASC 260, and therefore should be included in EPS using the two-class method.

The two-class method is an earnings allocation method for computing EPS when an entity’s capital structure includes two or more classes of common stock or common stock and participating securities. It determines EPS based on dividends declared on common stock and participating securities and participation rights of participating securities in any undistributed earnings.

Basic EPS is calculated by dividing net income by the weighted average number of common shares outstanding during the period. Diluted EPS is calculated to reflect the potential dilution that would occur if stock options or other contracts to issue common stock were exercised. Diluted EPS is calculated by dividing net income by weighted average common and common equivalent shares outstanding. Common equivalent shares are calculated using the treasury stock method.

RECLASSIFICATIONS	RECLASSIFICATIONS: Certain reclassifications have been made to the 2011 and 2010 financial statements to conform to the presentation adopted in 2012.

Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Results of Discontinued Operations

The following table presents the summarized results of discontinued operations for the year ended December 31, 2010:

(in thousands)	2010
Total revenues	$7,430

Operating loss	$(1,840)

Income taxes	$(621)

Loss from discontinued operations, net of tax	$(1,243)

Loss on disposition, net of tax	$(2,002)

Relationships with Affiliated Companies (Tables)	12 Months Ended
Dec. 31, 2012
Revenues Derived from Affiliated Companies

The table below details revenues derived from affiliated companies for the years ended December 31, 2012, 2011 and 2010:

(in thousands)	2012	2011	2010
Total revenues:
CUP Data	$172	136	130
TSYS de México	72	62	51

Total revenues	$244	198	181

Cash and Cash Equivalents (Tables)	12 Months Ended
Dec. 31, 2012
Cash and Cash Equivalent Balances

Cash and cash equivalent balances at December 31 are summarized as follows:

(in thousands)	2012	2011
Cash and cash equivalents in domestic accounts	$152,373	263,853
Cash and cash equivalents in foreign accounts	95,239	52,484

Total	$247,612	316,337

Prepaid Expenses and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2012
Prepaid Expenses and Other Current Assets

Significant components of prepaid expenses and other current assets at December 31 are summarized as follows:

(in thousands)	2012	2011
Prepaid expenses	$24,615	20,917
Supplies inventory	8,881	10,053
Other	36,710	41,461

Total	$70,206	72,431

Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2012
Property and Equipment Balances

Property and equipment balances at December 31 are as follows:

(in thousands)	2012	2011
Computer and other equipment	$247,506	248,592
Buildings and improvements	232,141	230,797
Furniture and other equipment	125,100	127,425
Land	16,920	16,794
Other	2,955	130

Total property and equipment	624,622	623,738
Less accumulated depreciation and amortization	364,233	357,130
Property and equipment, net	$260,389	266,608

Computer Software, net (Tables)	12 Months Ended
Dec. 31, 2012
Computer Software, Intangible Asset
Components of Intangible Assets

Computer software at December 31 is summarized as follows:

(in thousands)	2012	2011
Licensed computer software	$461,217	423,100
Software development costs	303,668	283,452
Acquisition technology intangibles	89,371	76,055

Total computer software	854,256	782,607

Less accumulated amortization:
Licensed computer software	336,521	309,571
Software development costs	232,113	208,781
Acquisition technology intangibles	58,705	49,011

Total accumulated amortization	627,339	567,363

Computer software, net	$226,917	215,244

Weighted Average Useful Life

The weighted average useful life for each component of computer software, and in total, at December 31, 2012, is as follows:

Weighted Average Amortization Period (Yrs)
Licensed computer software	5.5
Software development costs	5.9
Acquisition technology intangibles	6.6

Total	5.8

Estimated Future Amortization Expense

Estimated future amortization expense of licensed computer software, software development costs and acquisition technology intangibles as of December 31, 2012 for the next five years is:

(in thousands)	Licensed Computer Software	Software Development Costs	Acquisition Technology Intangibles
2013	$35,676	25,345	10,306
2014	31,020	19,025	8,471
2015	24,521	13,331	5,426
2016	15,911	9,028	3,958
2017	11,153	4,734	2,474

Contract Acquisition Costs
Components of Intangible Assets

Significant components of contract acquisition costs at December 31 are summarized as follows:

(in thousands)	2012	2011
Conversion costs, net	$85,402	88,765
Payments for processing rights, net	75,865	74,222

Total	$161,267	162,987

Weighted Average Useful Life

The weighted average useful life for each component of contract acquisition costs, and in total, at December 31, 2012 is as follows:

Weighted Average Amortization Period (Yrs)
Payments for processing rights	12.6
Conversion costs	9.4

Total	11.0

Estimated Future Amortization Expense

Estimated future amortization expense on payments for processing rights and conversion costs as of December 31, 2012 for the next five years is:

(in thousands)	Conversion Costs	Payments for Processing Rights
2013	$17,769	14,622
2014	16,699	13,460
2015	15,715	11,552
2016	13,059	9,181
2017	9,316	7,240

Other intangible assets
Components of Intangible Assets

Significant components of other intangible assets at December 31 are summarized as follows:

	2012
(in thousands)	Gross	Accumulated Amortization	Net
Customer relationships	$167,641	(49,822)	$117,819
Trade association	10,000	(2,750)	7,250
Trade name	2,537	(1,504)	1,033
Channel relationships	1,600	(266)	1,334
Covenants-not-to-compete	3,440	(822)	2,618

Total	$185,218	(55,164)	$130,054

	2011
(in thousands)	Gross	Accumulated Amortization	Net
Customer relationships	$106,312	(34,899)	$71,413
Trade association	10,000	(1,750)	8,250
Trade name	2,024	(2,024)	—
Channel relationships	1,600	(107)	1,493
Covenants-not-to-compete	1,140	(1,046)	94

Total	$121,076	(39,826)	$81,250

Weighted Average Useful Life

The weighted average useful life for each component of other intangible assets, and in total, at December 31, 2012 is as follows:

Weighted Average Amortization Period (Yrs)
Customer relationships	8.2
Trade association	10.0
Trade name	2.7
Channel relationships	10.0
Covenants-not-to-compete	2.9

Total	8.1

Estimated Future Amortization Expense	Estimated future amortization expense on other intangible assets as of December 31, 2012 for the next five years is:

(in thousands)
2013	$21,885
2014	21,445
2015	19,669
2016	19,111
2017	18,721

Goodwill (Tables)	12 Months Ended
Dec. 31, 2012
Gross Amount and Accumulated Impairment Loss of Goodwill

The gross amount and accumulated impairment loss of goodwill at December 31, 2012 and 2011 is as follows:

	2012
	North America Services	International Services	Merchant Services	Consolidated
Gross amount	$70,614	34,125	415,830	$520,569
Accumulated impairment losses	—	—	(2,225)	(2,225)

Goodwill, net	$70,614	34,125	413,605	$518,344

	2011
	North America Services	International Services	Merchant Services	Consolidated
Gross amount	$70,614	33,369	253,740	$357,723
Accumulated impairment losses	—	—	(2,225)	(2,225)

Goodwill, net	$70,614	33,369	251,515	$355,498

Changes in Carrying Amount of Goodwill

The changes in the carrying amount of goodwill at December 31, 2012 and 2011 are as follows:

(in thousands)	North America Services	International Services	Merchant Services	Consolidated
Balance as of December 31, 2010	$70,614	33,188	216,597	$320,399
TermNet purchase price allocation	—	—	28,918	28,918
Infonox additional purchase consideration	—	—	6,000	6,000
Currency translation adjustments	—	181	—	181

Balance as of December 31, 2011	70,614	33,369	251,515	355,498
CPAY purchase price allocation	—	—	68,570	68,570
ProPay purchase price allocation	—	—	93,520	93,520
Currency translation adjustments	—	756	—	756

Balance as of December 31, 2012	$70,614	34,125	413,605	$518,344

Equity Investments (Tables)	12 Months Ended
Dec. 31, 2012
Summary Of TSYS Equity Investments	A summary of TSYS’ equity investments at December 31 is as follows:

(in thousands)	2012	2011
CUP Data	$79,859	76,110
TSYS de México	7,905	6,814

Total	$87,764	82,924

Long-term Debt and Capital Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Long-term Debt

Long-term debt at December 31 consists of:

(in thousands)	2012	2011
LIBOR + 1.125%, unsecured term loan, due September 10, 2017, with quarterly principal and interest payments	$146,250	—
LIBOR + 0.80%, unsecured term loan, due November 5, 2014, with principal paid at maturity	23,236	25,652
1.50% note payable, due December 31, 2013, with monthly interest and principal payments	13,452	26,703
1.50% note payable, due January 31, 2016, with monthly interest and principal payments	11,825	—
1.50% note payable, due July 31, 2015, with monthly interest and principal payments	7,457	—
LIBOR + 0.60%, unsecured term loan, due December 21, 2012, with principal to be paid at maturity	—	168,000

Total debt	202,220	220,355
Less current portion	27,361	181,251

Noncurrent portion of long-term debt	$174,859	39,104

Required Annual Principal Payments on Long-term Debt

Required annual principal payments on long-term debt for the five years subsequent to December 31, 2012 are summarized as follows:

(in thousands)
2013	$27,361
2014	14,332
2015	40,191
2016	15,336
2017	105,000

Capital Lease Obligations

Capital lease obligations at December 31 consist of:

(in thousands)	2012	2011
Capital lease obligations	$30,418	38,852
Less current portion	13,263	14,363

Noncurrent portion of capital leases	$17,155	24,489

Future Minimum Lease Payments under Capital Leases

The future minimum lease payments under capital leases at December 31, 2012 are summarized as follows:

(in thousands)
2013	$13,781
2014	13,355
2015	2,593
2016	1,210
2017	335

Total minimum lease payments	31,274
Less amount representing interest	856

$30,418

Other Current Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Significant Components of Other Current Liabilities

Significant components of other current liabilities at December 31 are summarized as follows:

(in thousands)	2012	2011
Accrued expenses	$30,963	40,141
Deferred revenues	29,101	29,707
Accrued income taxes	10,936	5,731
Client postage deposits	4,228	3,562
Transaction processing provisions	1,816	5,382
Dividends payable	729	18,913
Other	22,509	22,427

Total	$100,282	125,863

Equity (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Equity Compensation Plans

EQUITY COMPENSATION PLANS:    The following table summarizes TSYS’ equity compensation plans by category as of December 31, 2012:

(in thousands, except per share data) Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,065	(1)	$21.27	13,864	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	6,065		$21.27	13,864

(1)	Includes 1.4 million performance share awards, which will only be issued if certain performance goals are met. The weighted-average exercise price in column (b) does not take these awards into account. Does not include an aggregate of 1.4 million shares of nonvested awards which will vest over the remaining years through 2014.
(2)	Includes 13,864,285 shares available for future grants under the Total System Services, Inc. 2007 Omnibus Plan and 2012 Omnibus Plan, which could be in the form of options, nonvested awards and performance shares.

Effect On TSYS' Shareholders' Equity From GP Net's Acquisition Of Treasury Shares

The following table presents the effect on TSYS’ shareholders’ equity from GP Net’s acquisition of treasury shares:

(in thousands)	Year Ended December 31, 2011
Increase in OCI	$28
Increase in additional paid in capital	77

Effect from change in noncontrolling interests	$105

Share-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Weighted Average Assumptions and Fair Value of Options

The following table summarizes the weighted average assumptions, and the weighted average fair value of the options:

	2012	2011	2010
Number of options granted	818,090	716,508	2,176,963
Weighted average exercise price	$22.95	$17.61	$16.01
Risk-free interest rate	1.69%	2.96%	2.65%
Expected volatility	24.11%	29.98%	30.00%
Expected term (years)	7.9	8.5	4.9
Dividend yield	1.75%	1.59%	1.79%
Weighted average fair value	$5.27	$5.78	$4.11

Summary of Stock Option Activity and Changes during Year

A summary of TSYS’ stock option activity as of December 31, 2012, 2011 and 2010, and changes during the years ended on those dates is presented below:

	2012		2011		2010
(in thousands, except per share data)	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Options:
Outstanding at beginning of year	6,082	$20.61	8,810	$23.40	6,955	$25.54
Granted	818	22.95	717	17.61	2,177	15.89
Exercised	(619)	16.15	(597)	13.51	(41)	13.11
Forfeited/canceled	(216)	23.73	(2,848)	29.96	(281)	19.83

Outstanding at end of year	6,065	$21.27	6,082	$20.61	8,810	$23.40

Options exercisable at year-end	3,235	$24.12	3,122	$25.00	5,712	$27.48

Weighted average fair value of options granted during the year		$5.27		$5.78		$4.11

As of December 31, 2012, the average remaining contractual life and intrinsic value of TSYS’ outstanding and exercisable stock options were as follows:

	Outstanding	Exercisable
Average remaining contractual life (in years)	4.8	4.2

Aggregate intrinsic value (in thousands)	$909	$(8,735)

Summary of Stock Option Exercises	The table below summarizes these stock option exercises by year:

	Options Exercised and Issued from Treasury	Intrinsic Value
2012	618,752	$4,243,000
2011	597,161	3,627,000
2010	41,403	90,400

Performance Shares
Summary of Number of Shares Granted Each Year	The following table summarizes the number of shares granted each year:

	2012	2011	2010
Number of shares	310,690	206,040	197,186
Market value	$6.7 million	$3.6 million	$3.1 million

Summary of Awards Authorized

A summary of the awards authorized in each year is below:

Year of Initial Award	Total Number of Shares Awarded	Potential Number of Performance-Based Shares to be Vested
2012	241,095	241,096	(2015)
2011	263,292	263,292	(2014)
2010	279,831	534,477	(2013)
2008	182,816	36,562	(2013)

Summarized Status of Performance-based Nonvested Shares and Changes during Period

A summary of the status of TSYS’ performance-based nonvested shares as of December 31, 2012, 2011 and 2010, respectively, and changes during those periods are presented below:

	2012		2011		2010
Performance-based Nonvested shares (in thousands, except per share data)	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant-Date Fair Value	Shares	Weighted Average Grant-Date Fair Value
Outstanding at beginning of year	580	$16.68	316	$15.65	62	$13.69
Granted	278	22.91	300	17.63	316	15.65
Vested	(37)	18.08	(36)	15.61	(62)	13.69
Forfeited/canceled	(12)	16.57	—	—	—	—

Outstanding at end of year	809	$18.76	580	$16.68	316	$15.65

Unvested Restricted Awards
Summarized Status of Nonvested Shares and Changes during Periods

A summary of the status of TSYS’ nonvested shares as of December 31, 2012, 2011 and 2010, respectively, and the changes during the periods are presented below:

	2012		2011		2010
Nonvested shares (in thousands, except per share data)	Shares	Weighted Average Grant-Date Fair Value	Shares	Weighted Average Grant-Date Fair Value	Shares	Weighted Average Grant-Date Fair Value
Outstanding at beginning of year	618	$16.80	821	$16.91	1,084	$18.60
Granted	311	21.47	206	17.67	197	15.55
Vested	(366)	15.91	(376)	17.60	(416)	20.63
Forfeited/canceled	(9)	19.85	(33)	15.71	(44)	17.32

Outstanding at end of year	554	$19.96	618	$16.80	821	$16.91

Treasury Stock (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Shares Held as Treasury Stock and Related Carrying Value

The following table summarizes shares held as treasury stock and their related carrying value:

At December 31, (in thousands)	Number of Treasury Shares	Treasury Shares Cost
2012	15,440	$287,301
2011	12,829	225,034
2010	6,798	115,449

Purchases of Common Stock on Monthly Basis

The following table sets forth information regarding the Company’s purchases of its common stock on a monthly basis during the three months ended December 31, 2012:

(in thousands, except per share data)	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Cumulative Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
October 2012	200	$22.56	12,493	7,507
November 2012	400	22.18	12,893	7,107
December 2012	—	—	12,893	7,107

Total	600	$22.31

Other Comprehensive Income (Loss) (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Effects Allocated to and Cumulative Balance of Each Component of Accumulated Other Comprehensive Income (Loss)

The income tax effects allocated to and the cumulative balance of each component of accumulated other comprehensive income (loss) are as follows:

(in thousands)	Beginning Balance	Pretax amount	Tax effect	Net-of-Tax Amount	Ending Balance
At December 31, 2009	$(6,627)	14,375	2,075	12,300	$5,673

Foreign currency translation adjustments	$6,287	(8,609)	(1,080)	(7,529)	$(1,242)
Change in accumulated OCI related to postretirement healthcare plans	(614)	(1,138)	(409)	(729)	(1,343)

At December 31, 2010	$5,673	(9,747)	(1,489)	(8,258)	$(2,585)

Foreign currency translation adjustments	$(1,242)	3,718	2,662	1,056	$(186)
Transfer from noncontrolling interest (NCI)	—	28	—	28	28
Change in accumulated OCI related to postretirement healthcare plans	(1,343)	1,651	595	1,056	(287)

At December 31, 2011	$(2,585)	5,397	3,257	2,140	$(445)

Foreign currency translation adjustments	$(186)	4,875	1,357	3,518	$3,332
Transfer from NCI	28	—	—	—	28
Change in accumulated OCI related to postretirement healthcare plans	(287)	(2,603)	(938)	(1,665)	(1,952)

At December 31, 2012	$(445)	2,272	(419)	1,853	$1,408

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Future Minimum Lease Payments Under Noncancelable Operating Leases

The future minimum lease payments under noncancelable operating leases with remaining terms greater than one year for the next five years and thereafter and in the aggregate as of December 31, 2012, are as follows:

(in thousands)
2013	$76,479
2014	53,859
2015	27,419
2016	7,529
2017	4,543
Thereafter	12,639

Total future minimum lease payments	$182,468

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Components of Income Tax Expense Included in Consolidated Statements of Income

The components of income tax expense included in the Consolidated Statements of Income were as follows:

	Years Ended December 31,
(in thousands)	2012	2011	2010
Current income tax expense:
Federal	$98,153	83,518	98,802
State	2,572	4,666	4,221
Foreign	14,092	12,922	8,682

Total current income tax expense	114,817	101,106	111,705

Deferred income tax expense (benefit):
Federal	1,395	3,126	(2,970)
State	411	61	(643)
Foreign	(1,521)	(1,696)	(2,004)

Total deferred income tax expense (benefit)	285	1,491	(5,617)

Total income tax expense	$115,102	102,597	106,088

Components of Income Tax Before Income Tax

	Years Ended December 31,
(in thousands)	2012	2011	2010
Components of income before income tax expense :
Domestic	$320,581	279,416	286,490
Foreign	34,273	37,135	21,322

Total income before income tax expense	$354,854	316,551	307,812

Income Tax Expense Differed from Amounts Computed by Applying Statutory U.S. Federal Income Tax Rate to Income before Income Taxes, Noncontrolling Interest and Equity in Income of Equity Investments

Income tax expense differed from the amounts computed by applying the statutory U.S. federal income tax rate of 35% to income before income taxes, noncontrolling interest and equity in income of equity investments as a result of the following:

	Years Ended December 31,
(in thousands)	2012	2011	2010
Computed “expected” income tax expense	$124,199	110,793	107,734
Increase (decrease) in income tax expense resulting from:
International tax rate differential	2,781	1,831	(4,376)
State income tax expense (benefit), net of federal income tax effect	2,143	3,164	2,326
Increase in valuation allowance	193	3,773	2,564
Tax credits	(3,762)	(9,044)	(2,824)
Deduction for domestic production activities	(5,727)	(5,524)	—
Permanent differences and other, net	(4,725)	(2,396)	664

Total income tax expense	$115,102	102,597	106,088

Temporary Differences between Financial Statement Carrying Amounts and Tax Bases of Assets and Liabilities that Give Rise to Significant Portions of Net Deferred Tax Liability

Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of the net deferred tax liability at December 31, 2012 and 2011 relate to the following:

	At December 31,
(in thousands)	2012	2011
Deferred income tax assets:
Net operating loss and income tax credit carryforwards	$24,405	25,937
Allowances for doubtful accounts and billing adjustments	644	1,113
Deferred revenue	18,645	19,031
Purchase accounting adjustments	—	15,889
Other, net	41,348	37,123

Total deferred income tax assets	85,042	99,093
Less valuation allowance for deferred income tax assets	(19,400)	(19,207)

Net deferred income tax assets	65,642	79,886

Deferred income tax liabilities:
Excess tax over financial statement depreciation	(36,682)	(42,351)
Computer software development costs	(39,637)	(40,339)
Purchase accounting adjustments	(4,514)	—
Foreign currency translation	(8,574)	(6,432)
Other, net	(9,150)	(6,712)

Total deferred income tax liabilities	(98,557)	(95,834)

Net deferred income tax liabilities	$(32,915)	(15,948)

Total net deferred tax assets (liabilities):
Current	$9,825	12,872
Noncurrent	(42,740)	(28,820)

Net deferred income tax liability	$(32,915)	(15,948)

Reconciliation of Beginning and Ending Amount of Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax liabilities is as follows (1):

(in millions)	Year Ended December 31, 2012
Beginning balance	$5.7
Current activity:
Additions based on tax positions related to current year	1.4
Additions for tax positions of prior years	2.0
Reductions for tax positions of prior years	(0.1)
Settlements	—

Net, current activity	3.3

Ending balance	$9.0

(1)	Unrecognized state tax liabilities are not adjusted for the federal tax impact.

Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2012
Contributions Charged to Expense	The Company’s contributions to the plan charged to expense for the years ended December 31 are as follows:

(in thousands)	2012	2011	2010
TSYS Retirement Savings Plan	$13,421	15,951	15,430

Stock Repurchase Plan
Contributions Charged to Expense

The Director Stock Purchase Plan was terminated on November 30, 2011. The Company’s contributions to these plans charged to expense for the years ended December 31 are as follows:

(in thousands)
2012	$1,140
2011	1,177
2010	1,260

Segment Reporting, including Geographic Area Data and Major Customers (Tables)	12 Months Ended
Dec. 31, 2012
Operating Segments

The Company believes the terms and conditions of transactions between the segments are comparable to those which could have been obtained in transactions with unaffiliated parties. TSYS’ operating segments share certain resources, such as information technology support, that TSYS allocates asymmetrically.

Years ended December 31,
(in thousands)
Operating Segments	2012	2011	2010
Revenues before reimbursable items
North America Services	$826,750	809,069	809,012
International Services	396,149	380,129	321,846
Merchant Services	409,698	373,159	337,178
Intersegment revenues	(14,106)	(21,659)	(25,600)

Revenues before reimbursable items from external customers	$1,618,491	1,540,698	1,442,436

Total revenues
North America Services	$965,393	954,550	956,546
International Services	413,467	394,831	334,954
Merchant Services	512,580	487,997	458,921
Intersegment revenues	(20,468)	(28,412)	(32,844)

Revenues from external customers	$1,870,972	1,808,966	1,717,577

Depreciation and amortization
North America Services	$74,674	78,155	78,834
International Services	57,127	51,888	40,792
Merchant Services	36,252	36,124	40,298
Corporate Administration	2,557	2,998	3,003

Total depreciation and amortization	$170,610	169,165	162,927

Segment operating income
North America Services	$287,595	253,844	244,989
International Services	27,335	41,408	42,689
Merchant Services	132,115	112,986	102,444
Corporate Administration	(89,393)	(85,782)	(80,693)

Operating income	$357,652	322,456	309,429

At December 31,	2012	2011	2010
Total assets
North America Services	$1,744,877	1,621,664	1,632,882
International Services	445,642	433,203	408,880
Merchant Services	703,725	487,858	460,750
Intersegment assets	(870,406)	(684,333)	(550,251)

Total assets	$2,023,838	1,858,392	1,952,261

Property and Equipment, Net of Accumulated Depreciation and Amortization

GEOGRAPHIC AREA DATA:    The Company maintains property and equipment, net of accumulated depreciation and amortization, in the following geographic areas:

	At December 31,
(in millions)	2012	2011
United States	$191.7	194.8
Europe	51.3	52.4
Japan	9.5	9.7
Other	7.9	9.7

Totals	$260.4	266.6

Revenues Based on Domicile of Company's Customers

The following geographic area data represents revenues for the years ended December 31 based on the domicile of the Company’s customers:

(in millions)	2012	%	2011	%	2010	%
United States	$1,219.9	65.2	$1,227.8	67.9	$1,204.4	70.1
Europe	293.0	15.7	283.5	15.7	250.2	14.6
Canada	217.5	11.6	171.5	9.5	161.9	9.4
Japan	78.6	4.2	76.3	4.2	61.3	3.6
Mexico	11.7	0.6	7.8	0.4	7.9	0.5
Other	50.3	2.7	42.1	2.3	31.9	1.8

Totals	$1,871.0	100.0	$1,809.0	100.0	$1,717.6	100.0

Reconciliation of Geographic Revenues to Revenues by Operating Segments

GEOGRAPHIC AREA REVENUE BY OPERATING SEGMENT:    The following table reconciles segment revenue to revenues by geography for the years ended December 31:

	North America Services			International Services			Merchant Services
(in millions)	2012	2011	2010	2012	2011	2010	2012	2011	2010
United States	$705.5	741.5	748.2	$—	—	—	$514.4	486.3	456.2
Europe	0.8	0.7	0.8	292.2	282.8	249.4	—	—	—
Canada	217.3	171.1	161.4	—	—	—	0.2	0.4	0.5
Japan	—	—	—	78.6	76.3	61.3	—	—	—
Mexico	11.7	7.8	7.9	—	—	—	—	—	—
Other	10.5	9.6	9.3	39.3	31.8	21.5	0.5	0.7	1.1

Totals	$945.8	930.7	927.6	$410.1	390.9	332.2	$515.1	487.4	457.8

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Amounts of Assets Acquired and Liabilities Assumed Recognized

The following table summarizes the consideration paid for TMS and the amounts of the assets acquired and liabilities assumed recognized on April 1, 2010 (the acquisition date), as well as the fair value at the acquisition date of the noncontrolling interest in TMS. TSYS assumed no liabilities in connection with the acquisition.

(in thousands)
Consideration:
Cash	$150,450
Equity instruments	—
Contingent consideration arrangement	—

Fair value of total consideration transferred	150,450
Fair value of TSYS’ equity interest in TMS held before the business combination	—

$150,450

Acquisition-related costs (included in selling, general, and administrative expenses in TSYS’ income statement for the twelve months ended December 31, 2010)	$4,130

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$1,919
Property and equipment	1,788
Software	243
Identifiable intangible assets	100,800
Other assets	1,204
Financial liabilities	—
Liability arising from a contingency	—

Total identifiable net assets	105,954
Noncontrolling interest in TMS	(111,000)
Goodwill	155,496

$150,450

TermNet Merchant Services, Inc.
Amounts of Assets Acquired and Liabilities Assumed Recognized

The following table summarizes the consideration paid for TermNet and the recognized amounts of identifiable assets acquired and liabilities assumed effective May 2, 2011:

(in thousands)
Cash and restricted cash	$2,691
Accounts receivable, net	10,253
Other assets	1,516
Identifiable intangible assets	11,740
Goodwill	28,918
Accounts payable	(5,578)
Accrued compensation	(2,683)
Deferred income tax liability	(4,506)
Other liabilities	(351)

Total consideration	$42,000

Estimated Fair Value of Identifiable Intangible Assets Acquired

The estimated fair value of identifiable intangible assets acquired in the acquisition of TermNet and the related estimated weighted average useful lives are as follows:

	Fair Value (in millions)	Weighted Average Useful Lives
Customer relationships	$10.0	7.0 years
Channel relationships	1.6	10.0 years
Covenants-not-to-compete	0.1	2.0 years

Total acquired identifiable intangible assets	$11.7	7.3 years

Central Payment Co., LLC
Amounts of Assets Acquired and Liabilities Assumed Recognized

The following table summarizes the consideration paid for acquisitions and the preliminary recognized amounts of identifiable assets acquired and liabilities assumed during the year ended December 31, 2012. These amounts will remain preliminary until the valuation analysis has been finalized.

(in thousands)

Cash and restricted cash	$3,003
Accounts receivable, net	4,092
Other assets	12,522
Identifiable intangible assets	76,600
Other liabilities	(30,558)
Noncontrolling interest in acquired entity	(38,000)
Goodwill	162,090

Total consideration	$189,749

Estimated Fair Value of Identifiable Intangible Assets Acquired

The estimated fair value of identifiable intangible assets acquired in the acquisitions and the related estimated weighted average useful lives are as follows:

	Fair Value (in millions)	Weighted Average Useful Lives
Customer relationships	$59.5	8.6 years
Covenants-not-to-compete	2.9	2.8 years
Current technology	13.0	5.0 years
Trade name	1.2	2.0 years

Total acquired identifiable intangible assets	$76.6	7.7 years

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Basic and Diluted Earnings Per Share Under Guidance of ASC 260

The following table illustrates basic and diluted EPS under the guidance of ASC 260:

	December 31, 2012		December 31, 2011		December 31, 2010
(in thousands, except per share data)	Common Stock	Participating Securities	Common Stock	Participating Securities	Common Stock	Participating Securities
Basic EPS:
Net income	$244,280		220,559		193,947
Less income allocated to nonvested awards	(800)	800	(805)	805	(959)	959

Net income allocated to common stock for EPS calculation(a)	$243,480	800	219,754	805	192,988	959

Average common shares outstanding(b)	187,403	627	191,239	707	195,378	975

Basic EPS(a)/(b)	$1.30	1.28	1.15	1.14	0.99	0.98

Diluted EPS:
Net income	$244,280		220,559		193,947
Less income allocated to nonvested awards	(796)	796	(804)	804	(959)	959

Net income allocated to common stock for EPS calculation(c)	$243,484	796	219,755	804	192,988	959

Average common shares outstanding	187,403	627	191,239	707	195,378	975
Increase due to assumed issuance of shares related to common equivalent shares outstanding	1,262		345		193

Average common and common equivalent shares outstanding(d)	188,665	627	191,584	707	195,571	975

Diluted EPS(c)/(d)	$1.29	1.27	1.15	1.14	0.99	0.98

Valuation and Qualifying Accounts (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Provision for doubtful accounts
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	$ 2,108		$ 1,982		$ 1,616
Additions Changes in allowances, charges to expenses and changes to other accounts	2,045	[1]	1,899	[1]	500	[1]
Deductions	(1,539)	[2]	(1,773)	[2]	(134)	[2]
Balance at end of period	2,614		2,108		1,982
Provision for billing adjustments
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	2,037		2,560		4,701
Additions Changes in allowances, charges to expenses and changes to other accounts	(991)	[1]	(347)	[1]	(1,297)	[1]
Deductions	251	[2]	(176)	[2]	(844)	[2]
Balance at end of period	1,297		2,037		2,560
Transaction processing accruals - processing errors
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	5,322		5,140		5,484
Additions Changes in allowances, charges to expenses and changes to other accounts	2,803	[3]	3,763	[3]	3,891	[3]
Deductions	(6,401)	[2]	(3,581)	[2]	(4,235)	[2]
Balance at end of period	$ 1,724		$ 5,322		$ 5,140

[1]	Amount reflected includes charges to (recoveries of) bad debt expense which are classified in selling, general and administrative expenses and the charges for billing adjustment which are recorded against revenues.
[2]	Accounts deemed to be uncollectible and written off during the year as it relates to bad debts. Amounts that relate to billing adjustments and transaction processing accruals reflect actual billing adjustments and processing errors charged against the allowances.
[3]	Amount reflected is the change in transaction processing accruals reflected in cost of services expenses.

Basis of Presentation and Summary of Significant Accounting Policies - Additional Information (Detail) (USD $)	12 Months Ended								12 Months Ended											12 Months Ended										1 Months Ended		12 Months Ended	1 Months Ended			12 Months Ended			1 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Merchant Services	Dec. 31, 2012 TSYS de Mexico	Dec. 31, 2011 TSYS de Mexico	Dec. 31, 2012 CUP Data	Dec. 31, 2011 CUP Data	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum	Dec. 31, 2012 Perpetual and site licenses Minimum	Dec. 31, 2012 Perpetual and site licenses Maximum	Dec. 31, 2012 Licensed computer software Maximum	Dec. 31, 2012 Software development costs Minimum	Dec. 31, 2012 Software development costs Maximum	Dec. 31, 2012 Internal-use software Minimum	Dec. 31, 2012 Internal-use software Maximum	Dec. 31, 2012 Acquisition technology intangibles Y	Dec. 31, 2012 Goodwill	Dec. 31, 2012 Other intangible assets Minimum	Dec. 31, 2012 Other intangible assets Maximum	Dec. 31, 2012 Buildings and improvements Minimum	Dec. 31, 2012 Buildings and improvements Maximum	Dec. 31, 2012 Computer and other equipment Minimum	Dec. 31, 2012 Computer and other equipment Maximum	Dec. 31, 2012 Furniture and other equipment Minimum	Dec. 31, 2012 Furniture and other equipment Maximum	Dec. 31, 2012 Central Payment Co., LLC	Aug. 08, 2012 Central Payment Co., LLC	Aug. 08, 2012 Central Payment Co., LLC Minimum	Aug. 08, 2012 Central Payment Co., LLC Maximum	Dec. 31, 2012 TermNet Merchant Services, Inc.	May 02, 2011 TermNet Merchant Services, Inc. Minimum	May 02, 2011 TermNet Merchant Services, Inc. Maximum	Mar. 31, 2010 FNMS Holding, LLC	Dec. 31, 2012 TSYS Merchant Solutions	Dec. 31, 2010 TSYS Merchant Solutions	Mar. 31, 2010 TSYS Merchant Solutions	Mar. 31, 2010 TSYS Merchant Solutions Minimum	Mar. 31, 2010 TSYS Merchant Solutions Maximum	Dec. 31, 2012 ProPay
Significant Accounting Policies [Line Items]
Business acquisition, effective date																												Aug 8, 2012				May 2, 2011				Apr 1, 2010					Dec 26, 2012
Business acquisition, percentage of ownership																													60.00%						51.00%		49.00%
Accounts receivable, allowance for doubtful accounts and billing adjustments	$ 3,900,000	$ 4,100,000
Property and equipment, estimated useful live																						5 years	40 years	2 years	5 years	3 years	15 years
Intangible assets, estimated useful live											3 years	10 years	10 years	3 years	10 years	3 years	5 years			3 years	10 years									2 years	10 years		2 years	10 years					3 years	10 years
Software technology assets resulting from acquisitions, estimated useful live, minimum																		5
Software technology assets resulting from acquisitions, estimated useful live, maximum																		9
Equity method investment, percentage of ownership					49.00%		44.56%
Equity investments	87,764,000	82,924,000			7,905,000	6,814,000	79,859,000	76,110,000											51,300,000
Goodwill	518,344,000	355,498,000	320,399,000																																			155,496,000
Percentage of total outstanding equity interests																												40.00%
Business acquisition, noncontrolling interest, redemption period																												2 years
Business acquisition, noncontrolling interest, redemption value																												39,500,000
Reserve for merchant loss				906,000
Long-term processing contracts with large financial institutions and other merchant acquirers, range									3 years	8 years
Estimated forfeiture rate									0.00%	10.00%
Advertising expenses	$ 1,000,000	$ 813,000	$ 690,000

Discontinued Operations - Additional Information (Detail) (TSYS POS Systems and Services LLC, USD $) In Millions, unless otherwise specified	3 Months Ended
Sep. 30, 2010
TSYS POS Systems and Services LLC
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Pre-tax goodwill impairment	$ 2.2
After-tax goodwill impairment	$ 1.5

Results of Discontinued Operations (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Total revenues	$ 7,430
Operating loss	(1,840)
Income taxes	(621)
Loss from discontinued operations, net of tax	(1,243)
Loss on disposition, net of tax	$ (2,002)

Fair Value Measurement - Additional Information (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Goodwill	$ 518,344,000	$ 355,498,000	$ 320,399,000
Fair value of private equity investment	$ 5,500,000

Relationships with Affiliated Companies - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Investments in and Advances to Affiliates [Line Items]
Accounts receivable balance associated with related parties	$ 7,500	$ 9,700
Accounts payable balance associated with related parties	77,000	32,400
TSYS de Mexico
Investments in and Advances to Affiliates [Line Items]
Processing support fees paid to TSYS de Mexico	$ 186,000	$ 168,000	$ 149,000

Revenues Derived from Affiliated Companies (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transaction [Line Items]
Revenue	$ 244	$ 198	$ 181
CUP Data
Related Party Transaction [Line Items]
Revenue	172	136	130
TSYS de Mexico
Related Party Transaction [Line Items]
Revenue	$ 72	$ 62	$ 51

Cash and Cash Equivalent Balances (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash and Cash Equivalents [Line Items]
Cash and cash equivalents in domestic accounts	$ 152,373	$ 263,853
Cash and cash equivalents in foreign accounts	95,239	52,484
Total	$ 247,612	$ 316,337	$ 394,795	$ 449,955

Cash and Cash Equivalents - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Cash, cash equivalents and marketable securities [Line Items]
Cash and cash equivalents, money market accounts	$ 2.5	$ 22
Maximum
Cash, cash equivalents and marketable securities [Line Items]
Cash and cash equivalents, money market accounts, original maturity date	90 days	90 days

Significant Components of Prepaid Expenses and Other Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Line Items]
Prepaid expenses	$ 24,615	$ 20,917
Supplies inventory	8,881	10,053
Other	36,710	41,461
Total	$ 70,206	$ 72,431

Property and Equipment Balances (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Computer and other equipment	$ 247,506	$ 248,592
Buildings and improvements	232,141	230,797
Furniture and other equipment	125,100	127,425
Land	16,920	16,794
Other	2,955	130
Total property and equipment	624,622	623,738
Less accumulated depreciation and amortization	364,233	357,130
Property and equipment, net	$ 260,389	$ 266,608

Property and Equipment, net - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Depreciation and amortization expense related to property and equipment	$ 46.3	$ 49.3	$ 50.1

Summary of Computer Software (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule Of Research And Development [Line Items]
Computer software	$ 854,256	$ 782,607
Accumulated amortization	627,339	567,363
Computer software, net	226,917	215,244
Licensed computer software
Schedule Of Research And Development [Line Items]
Computer software	461,217	423,100
Accumulated amortization	336,521	309,571
Software development costs
Schedule Of Research And Development [Line Items]
Computer software	303,668	283,452
Accumulated amortization	232,113	208,781
Acquisition technology intangibles
Schedule Of Research And Development [Line Items]
Computer software	89,371	76,055
Accumulated amortization	$ 58,705	$ 49,011

Computer Software, net - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012 Acquisition technology intangibles	Dec. 31, 2011 Acquisition technology intangibles	Dec. 31, 2010 Acquisition technology intangibles	Dec. 31, 2012 Licensed computer software	Dec. 31, 2011 Licensed computer software	Dec. 31, 2010 Licensed computer software	Dec. 31, 2012 Software development costs	Dec. 31, 2011 Software development costs	Dec. 31, 2010 Software development costs	Dec. 31, 2012 ProPay and CPAY	Apr. 30, 2010 ProPay and CPAY Acquisition technology intangibles
Finite-Lived Intangible Assets [Line Items]
Business acquisition, acquired intangible assets											$ 76,600,000	$ 13,000,000
Amortization expenses		9,700,000	10,300,000	9,900,000	37,400,000	37,100,000	33,400,000	23,300,000	24,400,000	23,100,000
Impairment loss in Japan retail gift program	$ 960,000

Weighted Average Useful Life of Each Component of Computer Software (Detail) (Computer Software, Intangible Asset)	12 Months Ended
Dec. 31, 2012
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	5 years 9 months 18 days
Licensed computer software
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	5 years 6 months
Software development costs
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	5 years 10 months 24 days
Acquisition technology intangibles
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	6 years 7 months 6 days

Estimated Future Amortization Expense of Licensed Computer Software, Software Development Costs and Acquisition Technology Intangibles (Detail) (Computer Software, Intangible Asset, USD $)
In Thousands, unless otherwise specified	Dec. 31, 2012
Licensed computer software
Finite-Lived Intangible Assets [Line Items]
2013	$ 35,676
2014	31,020
2015	24,521
2016	15,911
2017	11,153
Software development costs
Finite-Lived Intangible Assets [Line Items]
2013	25,345
2014	19,025
2015	13,331
2016	9,028
2017	4,734
Acquisition technology intangibles
Finite-Lived Intangible Assets [Line Items]
2013	10,306
2014	8,471
2015	5,426
2016	3,958
2017	$ 2,474

Significant Components of Contract Acquisition Costs (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Acquired Finite-Lived Intangible Assets [Line Items]
Conversion costs, net	$ 85,402	$ 88,765
Payments for processing rights, net	75,865	74,222
Total	$ 161,267	$ 162,987

Contract Acquisition Costs, net - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Finite-Lived Intangible Assets [Line Items]
Amortization related to payments for processing rights	$ 13,300,000	$ 15,900,000	$ 17,700,000
Amortization expense related to conversion costs	24,100,000	18,800,000	17,500,000
Payments for processing rights
Finite-Lived Intangible Assets [Line Items]
Impairment loss	750,000
Conversion costs
Finite-Lived Intangible Assets [Line Items]
Impairment loss	$ 49,000

Weighted Average Useful Life for Each Component of Contract Acquisition Costs (Detail) (Contract Acquisition Costs)	12 Months Ended
Dec. 31, 2012
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	11 years
Payments for processing rights
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	12 years 7 months 6 days
Conversion costs
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	9 years 4 months 24 days

Estimated Future Amortization Expense on Payments for Processing Rights and Conversion Costs (Detail) (Contract Acquisition Costs, USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Payments for processing rights
Finite-Lived Intangible Assets [Line Items]
2013	$ 17,769
2014	16,699
2015	15,715
2016	13,059
2017	9,316
Conversion costs
Finite-Lived Intangible Assets [Line Items]
2013	14,622
2014	13,460
2015	11,552
2016	9,181
2017	$ 7,240

Goodwill - Additional Information (Detail) (USD $)	12 Months Ended				3 Months Ended
	Dec. 31, 2011	Dec. 31, 2012 ProPay and CPAY	Dec. 31, 2011 TermNet Merchant Services, Inc.	May 02, 2011 TermNet Merchant Services, Inc.	Sep. 30, 2010 TSYS POS Systems and Services LLC
Goodwill [Line Items]
Business acquisition, goodwill		$ 162,100,000	$ 28,900,000	$ 28,918,000
Payment of contingent merger consideration in connection with the purchase of Infonox	6,000,000
Pre-tax goodwill impairment					2,200,000
After-tax goodwill impairment					$ 1,500,000

Gross Amount and Accumulated Impairment Loss of Goodwill (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Goodwill [Line Items]
Gross amount	$ 520,569	$ 357,723
Accumulated impairment losses	(2,225)	(2,225)
Goodwill, net	518,344	355,498	320,399
North America Services
Goodwill [Line Items]
Gross amount	70,614	70,614
Goodwill, net	70,614	70,614	70,614
International Services
Goodwill [Line Items]
Gross amount	34,125	33,369
Goodwill, net	34,125	33,369	33,188
Merchant Services
Goodwill [Line Items]
Gross amount	415,830	253,740
Accumulated impairment losses	(2,225)	(2,225)
Goodwill, net	$ 413,605	$ 251,515	$ 216,597

Changes in Carrying Amount of Goodwill (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended					12 Months Ended					12 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 North America Services	Dec. 31, 2011 North America Services	Dec. 31, 2010 North America Services	Dec. 31, 2012 International Services	Dec. 31, 2011 International Services	Dec. 31, 2012 Merchant Services	Dec. 31, 2011 Merchant Services	Dec. 31, 2010 Merchant Services	Dec. 31, 2011 TSYS Merchant Solutions	Mar. 31, 2010 TSYS Merchant Solutions	Dec. 31, 2011 TSYS Merchant Solutions Merchant Services	Dec. 31, 2011 Infonox	Dec. 31, 2011 Infonox Merchant Services	Dec. 31, 2012 Central Payment Co., LLC	Dec. 31, 2012 Central Payment Co., LLC Merchant Services	Dec. 31, 2012 ProPay	Dec. 31, 2012 ProPay Merchant Services
Goodwill [Line Items]
Beginning Balance	$ 355,498	$ 320,399	$ 70,614	$ 70,614	$ 70,614	$ 33,369	$ 33,188	$ 413,605	$ 251,515	$ 216,597		$ 155,496
Purchase price allocation											28,918		28,918			68,570	68,570	93,520	93,520
Infonox additional purchase consideration														6,000	6,000
Currency translation adjustments	756	181				756	181
Ending Balance	$ 518,344	$ 355,498	$ 70,614	$ 70,614	$ 70,614	$ 34,125	$ 33,369	$ 413,605	$ 251,515	$ 216,597		$ 155,496

Equity Investments - Additional Information (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Equity Method Investments [Line Items]
Equity in income of equity investments, net of tax	$ 10,171	$ 8,708	$ 7,142
Promocn Y Operacin, SA De CV
Schedule of Equity Method Investments [Line Items]
Equity method investment, percentage of ownership	49.00%
CUP Data
Schedule of Equity Method Investments [Line Items]
Equity method investment, percentage of ownership	44.56%

Summary Of TSYS Equity Investments (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Equity Method Investments [Line Items]
Equity investments	$ 87,764	$ 82,924
CUP Data
Schedule of Equity Method Investments [Line Items]
Equity investments	79,859	76,110
TSYS de Mexico
Schedule of Equity Method Investments [Line Items]
Equity investments	$ 7,905	$ 6,814

Other Intangible Assets, net - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012 Other intangible assets	Dec. 31, 2011 Other intangible assets	Dec. 31, 2010 Other intangible assets	Dec. 31, 2012 ProPay and CPAY	Dec. 31, 2011 TermNet Merchant Services, Inc.	May 02, 2011 TermNet Merchant Services, Inc.
Finite-Lived Intangible Assets [Line Items]
Business acquisition, acquired intangible assets				$ 76,600,000	$ 11,700,000	$ 11,740,000
Amortization expenses recorded in selling, general and administrative expenses	$ 16,600,000	$ 13,200,000	$ 11,200,000

Significant Components of Other Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Finite-Lived Intangible Assets [Line Items]
Gross	$ 185,218	$ 121,076
Accumulated Amortization	(55,164)	(39,826)
Net	130,054	81,250
Customer relationships
Finite-Lived Intangible Assets [Line Items]
Gross	167,641	106,312
Accumulated Amortization	(49,822)	(34,899)
Net	117,819	71,413
Trade association
Finite-Lived Intangible Assets [Line Items]
Gross	10,000	10,000
Accumulated Amortization	(2,750)	(1,750)
Net	7,250	8,250
Trade name
Finite-Lived Intangible Assets [Line Items]
Gross	2,537	2,024
Accumulated Amortization	(1,504)	(2,024)
Net	1,033
Channel relationships
Finite-Lived Intangible Assets [Line Items]
Gross	1,600	1,600
Accumulated Amortization	(266)	(107)
Net	1,334	1,493
Covenants-not-to-compete
Finite-Lived Intangible Assets [Line Items]
Gross	3,440	1,140
Accumulated Amortization	(822)	(1,046)
Net	$ 2,618	$ 94

Weighted Average Useful Life for Each Component of Other Intangible Assets (Detail) (Other intangible assets)	12 Months Ended
Dec. 31, 2012
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	8 years 1 month 6 days
Channel relationships
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	10 years
Trade association
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	10 years
Trade name
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	2 years 8 months 12 days
Customer relationships
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	8 years 2 months 12 days
Covenants-not-to-compete
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Period (Yrs)	2 years 10 months 24 days

Estimated Future Amortization Expense on Other Intangible Assets (Detail) (Other intangible assets, USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Other intangible assets
Finite-Lived Intangible Assets [Line Items]
2013	$ 21,885
2014	21,445
2015	19,669
2016	19,111
2017	$ 18,721

Long-term Debt and Capital Lease Obligations - Additional Information (Detail)	1 Months Ended						1 Months Ended						12 Months Ended	1 Months Ended					12 Months Ended										1 Months Ended														1 Months Ended
	Dec. 31, 2012 USD ($)	Sep. 10, 2012	Jun. 30, 2012 USD ($)	Dec. 31, 2010 USD ($)	Dec. 21, 2007	Dec. 31, 2011 USD ($)	Apr. 30, 2009 International Services USD ($)	Apr. 30, 2009 International Services JPY (¥)	Jan. 31, 2009 International Services USD ($)	Jan. 31, 2009 International Services JPY (¥)	Oct. 30, 2008 International Services USD ($)	Oct. 30, 2008 International Services JPY (¥)	Dec. 31, 2011 International Services	Sep. 10, 2012 Unsecured term loan terminated USD ($)	Sep. 10, 2012 Unsecured term loan USD ($) Installment	Sep. 10, 2012 Unsecured term loan First 12 quarterly principal payments	Sep. 10, 2012 Unsecured term loan Remaining quarterly principal payments	Dec. 21, 2007 LIBOR + 0.60%, unsecured term loan USD ($)	Dec. 31, 2011 LIBOR + 0.60%, unsecured term loan USD ($)	Oct. 30, 2008 LIBOR International Services	Sep. 10, 2012 LIBOR Unsecured term loan Maximum	Sep. 10, 2012 LIBOR Unsecured term loan Minimum	Dec. 31, 2011 LIBOR LIBOR + 0.60%, unsecured term loan	Dec. 21, 2007 LIBOR LIBOR + 0.60%, unsecured term loan	Dec. 21, 2007 LIBOR LIBOR + 0.60%, unsecured term loan Maximum	Dec. 21, 2007 LIBOR LIBOR + 0.60%, unsecured term loan Minimum	Sep. 10, 2012 Base rate Unsecured term loan Maximum	Sep. 10, 2012 Base rate Unsecured term loan Minimum	Sep. 10, 2012 Unsecured revolving credit facility USD ($)	Dec. 21, 2007 Unsecured revolving credit facility USD ($)	Sep. 10, 2012 Unsecured revolving credit facility Maximum USD ($)	Dec. 21, 2007 Unsecured revolving credit facility Maximum	Sep. 10, 2012 Unsecured revolving credit facility Minimum	Dec. 21, 2007 Unsecured revolving credit facility Minimum	Sep. 10, 2012 Unsecured revolving credit facility Euro, Pounds Sterling, Canadian Dollars and other currencies Maximum USD ($)	Sep. 10, 2012 Unsecured revolving credit facility Standby letters of credit USD ($)	Sep. 10, 2012 Unsecured revolving credit facility Standby letters of credit Euro, Pounds Sterling, Canadian Dollars and other currencies Maximum USD ($)	Sep. 10, 2012 Unsecured revolving credit facility Swingline loans USD ($)	Sep. 10, 2012 Unsecured revolving credit facility LIBOR Maximum	Sep. 10, 2012 Unsecured revolving credit facility LIBOR Minimum	Sep. 10, 2012 Unsecured revolving credit facility One-month LIBOR Maximum	Sep. 10, 2012 Unsecured revolving credit facility One-month LIBOR Minimum	Sep. 10, 2012 Unsecured revolving credit facility terminated USD ($)
Debt Disclosure [Line Items]
Credit agreement, maximum borrow capacity	$ 5,000,000										$ 21,000,000	¥ 2,000,000,000																	$ 350,000,000						$ 262,500,000	$ 50,000,000	$ 37,500,000	$ 50,000,000					$ 252,000,000
Unsecured revolving credit facility term																													5 years														5 years
Unsecured revolving credit facility, increased additional borrowings																															350,000,000
Debt instrument, margin rate																				0.80%	1.75%	1.00%	0.60%	0.60%	0.73%	0.27%	0.75%	0.00%											1.45%	0.90%	0.45%	0.00%
Line of credit facility interest rate above federal funds rate																													0.50%
Line of credit facility interest rate above one month LIBOR rate																													1.00%
Commitment fee																														0.10%	0.30%	0.15%	0.10%	0.08%
Revolving credit facility expiration date																													Sep 10, 2017														Dec 21, 2012
Long-term debt	202,220,000					220,355,000								168,000,000	150,000,000			168,000,000	168,000,000											252,000,000
Debt instrument maturity period											3 years	3 years		5 years	5 years			5 years												5 years
Commencing date of quarterly principal payments on term loan															Dec 31, 2012
Quarterly principal payments, percentage of original principal																1.25%	2.50%
Number of quarterly principal payments, percentage of original principal															12
Date of payment of entire remaining principal balance of term loan in full															Sep 10, 2017
Debt instrument, investment grade rating from Standard and Poors		BBB+
Debt instrument maturity date					Dec 21, 2012								Nov 5, 2014	Dec 21, 2012					Dec 21, 2012
Debt instrument, frequency of interest payments																		3 months
Financing agreement with vendor	11,900,000		8,600,000
Note payable obtained from third party vendor				39,800,000
Amount draw under credit agreement							$ 2,500,000	¥ 250,000,000	$ 2,800,000	¥ 250,000,000	$ 15,100,000	¥ 1,500,000,000

Summary of Long-term Debt (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 LIBOR + 1.125%, unsecured term loan	Dec. 31, 2012 LIBOR + 0.80%, unsecured term loan	Dec. 31, 2011 LIBOR + 0.80%, unsecured term loan	Dec. 31, 2012 1.50% note payable Due December 31, 2013	Dec. 31, 2011 1.50% note payable Due December 31, 2013	Dec. 31, 2012 1.50% note payable Due January 31, 2016	Dec. 31, 2012 1.50% note payable Due July 31, 2015	Dec. 31, 2011 LIBOR + 0.60%, unsecured term loan	Dec. 21, 2007 LIBOR + 0.60%, unsecured term loan
Debt Instrument [Line Items]
Long-term debt	$ 202,220	$ 220,355	$ 146,250	$ 23,236	$ 25,652	$ 13,452	$ 26,703	$ 11,825	$ 7,457	$ 168,000	$ 168,000
Less current portion	27,361	181,251
Noncurrent portion of long-term debt	$ 174,859	$ 39,104

Summary of Long-term Debt (Parenthetical) (Detail)	1 Months Ended	12 Months Ended		12 Months Ended				12 Months Ended
	Dec. 21, 2007	Dec. 31, 2012 LIBOR + 1.125%, unsecured term loan	Dec. 31, 2012 LIBOR + 1.125%, unsecured term loan LIBOR	Dec. 31, 2012 LIBOR + 0.80%, unsecured term loan	Dec. 31, 2011 LIBOR + 0.80%, unsecured term loan	Dec. 31, 2012 LIBOR + 0.80%, unsecured term loan LIBOR	Dec. 31, 2011 LIBOR + 0.80%, unsecured term loan LIBOR	Dec. 31, 2012 1.50% note payable Due December 31, 2013	Dec. 31, 2011 1.50% note payable Due December 31, 2013	Dec. 31, 2012 1.50% note payable Due January 31, 2016	Dec. 31, 2012 1.50% note payable Due July 31, 2015	Dec. 31, 2011 LIBOR + 0.60%, unsecured term loan	Dec. 31, 2011 LIBOR + 0.60%, unsecured term loan LIBOR	Dec. 21, 2007 LIBOR + 0.60%, unsecured term loan LIBOR
Debt Instrument [Line Items]
Debt instrument, margin rate			1.13%			0.80%	0.80%						0.60%	0.60%
Debt instrument, interest rate								1.50%		1.50%	1.50%
Debt instrument, maturity date	Dec 21, 2012	Sep 10, 2017		Nov 5, 2014	Nov 5, 2014			Oct 31, 2013	Oct 31, 2013	Jan 31, 2016	Jul 31, 2015	Dec 21, 2012

Required Annual Principal Payments on Long-term Debt (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Long Term Debt Maturities Repayments Of Principal [Line Items]
2013	$ 27,361
2014	14,332
2015	40,191
2016	15,336
2017	$ 105,000

Capital Lease Obligations (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Capital Lease Obligations [Line Items]
Capital lease obligations	$ 30,418	$ 38,852
Less current portion	13,263	14,363
Noncurrent portion of capital leases	$ 17,155	$ 24,489

Future Minimum Lease Payments under Capital Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Schedule of Capital Lease Obligations [Line Items]
2013	$ 13,781
2014	13,355
2015	2,593
2016	1,210
2017	335
Total minimum lease payments	31,274
Less amount representing interest	856
Capital Leases, Future Minimum Payments, Present Value of Net Minimum Payments, Total	$ 30,418

Significant Components of Other Current Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Other Liabilities [Line Items]
Accrued expenses	$ 30,963	$ 40,141
Deferred revenues	29,101	29,707
Accrued income taxes	10,936	5,731
Client postage deposits	4,228	3,562
Transaction processing provisions	1,816	5,382
Dividends payable	729	18,913
Other	22,509	22,427
Total	$ 100,282	$ 125,863

Equity - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended				12 Months Ended
	Dec. 31, 2012	Nov. 30, 2012	Oct. 31, 2012	Dec. 29, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Dividends on common stock					$ 94	$ 53.9	$ 55.1
Dividends per share paid					$ 0.1	$ 0.07
Purchase of treasury shares (in shares)	600,000	400,000	200,000	400	3,200,000	6,600,000
Percentage of ownership interests after transaction				54.08%
Percentage of ownership interests				53.00%

Summary of Equity Compensation Plans (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of securities to be issued upon exercise of outstanding options, warrants and rights	6,065
Weighted-average exercise price of outstanding options, warrants and rights	$ 21.27
Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))	13,864
Equity compensation plans approved by security holders
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of securities to be issued upon exercise of outstanding options, warrants and rights	6,065 [1]
Weighted-average exercise price of outstanding options, warrants and rights	$ 21.27
Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))	13,864 [2]

[1]	Includes 1.4 million performance share awards, which will only be issued if certain performance goals are met. The weighted-average exercise price in column (b) does not take these awards into account. Does not include an aggregate of 1.4 million shares of nonvested awards which will vest over the remaining years through 2014.
[2]	Includes 13,864,285 shares available for future grants under the Total System Services, Inc. 2007 Omnibus Plan and 2012 Omnibus Plan, which could be in the form of options, nonvested awards and performance shares.

Summary of Equity Compensation Plans (Parenthetical) (Detail)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2008	Dec. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of securities to be issued upon exercise of outstanding options, warrants and rights	6,065,000
Performance Shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Aggregate shares of nonvested awards	809,000		580,000	316,000		62,000
Nonvested awards expected vesting period	2015		2014	2013	2013
Equity compensation plans approved by security holders
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of securities to be issued upon exercise of outstanding options, warrants and rights	6,065,000	[1]
Aggregate shares of nonvested awards	1,400,000
Nonvested awards expected vesting period	2014
Shares available for future grants	13,864,285
Equity compensation plans approved by security holders | Performance Shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of securities to be issued upon exercise of outstanding options, warrants and rights	1,400,000

[1]	Includes 1.4 million performance share awards, which will only be issued if certain performance goals are met. The weighted-average exercise price in column (b) does not take these awards into account. Does not include an aggregate of 1.4 million shares of nonvested awards which will vest over the remaining years through 2014.

Effect On TSYS' Shareholders' Equity From GP Net's Acquisition Of Treasury Shares (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Subsidiary, Sale of Stock [Line Items]
Increase in OCI	$ 28
Increase in additional paid in capital	77
Effect from change in noncontrolling interests	$ 105

Share-Based Compensation - Additional Information (Detail) (USD $)	12 Months Ended			1 Months Ended			12 Months Ended				12 Months Ended	1 Months Ended				12 Months Ended	1 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2011 Performance Share Plan 2011	Mar. 31, 2011 Performance Share Plan 2011 Minimum	Mar. 31, 2011 Performance Share Plan 2011 Maximum	Dec. 31, 2008 Performance Share Plan 2008	Dec. 31, 2008 Performance Share Plan 2008 Minimum	Dec. 31, 2008 Performance Share Plan 2008 Maximum	Dec. 31, 2012 Performance Share Plan 2010 And 2011	Dec. 31, 2012 Performance Share Plan 2010 And 2011 Maximum	Mar. 31, 2012 Performance Share Plan 2012	Mar. 31, 2012 Performance Share Plan 2012 Minimum	Mar. 31, 2012 Performance Share Plan 2012 Maximum	Mar. 31, 2010 Performance Share Plan 2010	Dec. 31, 2012 Performance Share Plan 2010	Mar. 31, 2010 Performance Share Plan 2010 Minimum	Mar. 31, 2010 Performance Share Plan 2010 Maximum	Dec. 31, 2012 Stock Options Granted During Or After 2006 Age	Dec. 31, 2012 Stock Options Granted During Or After 2006 Minimum	Dec. 31, 2012 Stock Options Granted Prior 2006 Age	Dec. 31, 2012 Stock Options Granted Prior 2006 Minimum	Dec. 31, 2012 Stock Options Granted Prior 2006 Maximum	Dec. 31, 2012 Stock Options	Dec. 31, 2012 Stock Options Maximum	Dec. 31, 2012 Omnibus Stock Incentive Plan 2008	Dec. 31, 2012 Omnibus Stock Incentive Plan 2007	Dec. 31, 2012 Long Term Incentive Plan 2002	Dec. 31, 2012 Long Term Incentive Plan 2000	Dec. 31, 2012 Unvested Restricted Awards
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Exercisable period of employee stock option																			3 years			2 years	3 years
Expiration period of employee stock option																			10 years		10 years				10 years
Years of age																			62		50
Years of service																				15 years		15 years
Percentage of fair market value of common stock in exercise price																								100.00%
Aggregate number of shares granted to participants pursuant to awards																										17,000,000	5,000,000	9,400,000	2,400,000
Share based compensation	$ 18,621,000	$ 16,477,000	$ 15,832,000
Unrecognized compensation cost related to non vested share-based compensation arrangements										$ 6,100,000														$ 3,900,000						$ 6,500,000
Unrecognized compensation cost related to non vested share-based compensation arrangements, remaining weighted average recognition period																								1 year 3 months 18 days						1 year 9 months 18 days
Authorized shares of nonvested stock to key executives				263,292								241,095			279,831
Percentage of performance shares grant expected to vest				200.00%			100.00%					200.00%			200.00%
Performance shares grant expected vesting Period					2011	2013							2012	2014			2010	2012
Percentage of performance shares grant vested																191.00%
Unrecognized compensation cost related to nonvested share-based compensation arrangements, recognition period											2014
Performance shares grant performance period							1 year
Performance shares grant vesting period								5 years	7 years
Percentage of Performance shares that will vest per year, up to a maximum of 100% of the total grant, when the earnings per share goal is attained							20.00%

Summary of Number of Shares Granted Each Year (Detail) (Unvested Restricted Awards, USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Unvested Restricted Awards
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of shares	310,690	206,040	197,186
Market value	$ 6.7	$ 3.6	$ 3.1

Summarized Status of Nonvested Shares and Changes during Periods (Detail) (Unvested Restricted Awards, USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Unvested Restricted Awards
Shares
Outstanding at beginning of year	618,000	821,000	1,084,000
Granted	310,690	206,040	197,186
Vested	(366,000)	(376,000)	(416,000)
Forfeited/canceled	(9,000)	(33,000)	(44,000)
Outstanding at end of year	554,000	618,000	821,000
Weighted Average Grant-Date Fair Value
Outstanding at beginning of year	$ 16.8	$ 16.91	$ 18.6
Granted	$ 21.47	$ 17.67	$ 15.55
Vested	$ 15.91	$ 17.6	$ 20.63
Forfeited/canceled	$ 19.85	$ 15.71	$ 17.32
Outstanding at end of year	$ 19.96	$ 16.8	$ 16.91

Summary of Awards Authorized (Detail) (Performance Shares)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2008
Performance Shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Number of Shares Awarded	241,095	263,292	279,831	182,816
Potential Number of Performance-Based Shares to be Vested	241,096	263,292	534,477	36,562
Potential Number of Performance-Based Shares to be Vested period	2015	2014	2013	2013

Summarized Status of Performance-based Nonvested Shares and Changes during Period (Detail) (Performance Shares, USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Performance Shares
Shares
Outstanding at beginning of year	580,000	316,000	62,000
Granted	278,000	300,000	316,000
Vested	(37,000)	(36,000)	(62,000)
Forfeited/canceled	(12,000)
Outstanding at end of year	809,000	580,000	316,000
Weighted Average Grant Date Fair Value
Outstanding at beginning of year	$ 16.68	$ 15.65	$ 13.69
Granted	$ 22.91	$ 17.63	$ 15.65
Vested	$ 18.08	$ 15.61	$ 13.69
Forfeited/canceled	$ 16.57
Outstanding at end of year	$ 18.76	$ 16.68	$ 15.65

Summary of Weighted Average Assumptions and Fair Value of Options (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of options granted	818,090	716,508	2,176,963
Weighted average exercise price	$ 22.95	$ 17.61	$ 16.01
Risk-free interest rate	1.69%	2.96%	2.65%
Expected volatility	24.11%	29.98%	30.00%
Expected term (years)	7 years 10 months 24 days	8 years 6 months	4 years 10 months 24 days
Dividend yield	1.75%	1.59%	1.79%
Weighted average fair value	$ 5.27	$ 5.78	$ 4.11

Summary of Stock Option Activity and Changes during Year (Detail) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Options:
Granted	818,090	716,508	2,176,963
Weighted Average Exercise Price
Granted	$ 22.95	$ 17.61	$ 16.01
Outstanding at end of year	$ 21.27
Weighted average fair value of options granted during the year	$ 5.27	$ 5.78	$ 4.11
Stock Options
Options:
Outstanding at beginning of year	6,082,000	8,810,000	6,955,000
Granted	818,000	717,000	2,177,000
Exercised	(619,000)	(597,000)	(41,000)
Forfeited/canceled	(216,000)	(2,848,000)	(281,000)
Outstanding at end of year	6,065,000	6,082,000	8,810,000
Options exercisable at year-end	3,235,000	3,122,000	5,712,000
Weighted Average Exercise Price
Outstanding at beginning of year	$ 20.61	$ 23.4	$ 25.54
Granted	$ 22.95	$ 17.61	$ 15.89
Exercised	$ 16.15	$ 13.51	$ 13.11
Forfeited/canceled	$ 23.73	$ 29.96	$ 19.83
Outstanding at end of year	$ 21.27	$ 20.61	$ 23.4
Options exercisable at year-end	$ 24.12	$ 25	$ 27.48
Weighted average fair value of options granted during the year	$ 5.27	$ 5.78	$ 4.11
Average remaining contractual life (in years)	4 years 9 months 18 days
Aggregate intrinsic value (in thousands)	$ 909
Average remaining contractual life (in years)	4 years 2 months 12 days
Aggregate intrinsic value (in thousands)	$ (8,735)

Summary of Stock Option Exercises (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options Exercised and Issued from Treasury	618,752	597,161	41,403
Intrinsic Value	$ 4,243,000	$ 3,627,000	$ 90,400

Summary of Shares Held as Treasury Stock and Related Carrying Value (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Equity, Class of Treasury Stock [Line Items]
Number of Treasury Shares	15,440	12,829	6,798
Treasury Shares Cost	$ 287,301	$ 225,034	$ 115,449

Treasury Stock - Additional Information (Detail) (USD $)	1 Months Ended					12 Months Ended		1 Months Ended
	Dec. 31, 2012	Nov. 30, 2012	Oct. 31, 2012	Jul. 24, 2012	Dec. 29, 2011	Dec. 31, 2012	Dec. 31, 2011	Apr. 20, 2010 Maximum	Jul. 24, 2012 Maximum	May 03, 2011 Maximum
Equity, Class of Treasury Stock [Line Items]
Shares authorized to be repurchased under stock repurchase plan								10,000,000	20,000,000	15,000,000
Time shares may be purchased								2 years
Expiration date of shares authorized to be repurchased under stock repurchase plan				Apr 30, 2014
Purchase of treasury shares (in shares)	600,000	400,000	200,000		400	3,200,000	6,600,000
Stock repurchase value						$ 74,600,000	$ 120,600,000
Repurchase of common stock, average cost per share	$ 22.31	$ 22.18	$ 22.56			$ 23.31	$ 18.28
Treasury stock acquired as a result of share withholding for taxes						31,000	37,000
Value of treasury stock acquired as a result of share withholding for taxes						$ 671,000	$ 636,000

Purchases of Common Stock on Monthly Basis (Detail) (USD $)	1 Months Ended				12 Months Ended
	Dec. 31, 2012	Nov. 30, 2012	Oct. 31, 2012	Dec. 29, 2011	Dec. 31, 2012	Dec. 31, 2011
Equity, Class of Treasury Stock [Line Items]
Total Number of Shares Purchased	600,000	400,000	200,000	400	3,200,000	6,600,000
Average Price Paid per Share	$ 22.31	$ 22.18	$ 22.56		$ 23.31	$ 18.28
Total Number of Cumulative Shares Purchased as Part of Publicly Announced Plans or Programs	12,893,000	12,893,000	12,493,000		12,893,000
Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs	7,107,000	7,107,000	7,507,000		7,107,000

Income Tax Effects Allocated to and Cumulative Balance of Accumulated Other Comprehensive Income (loss) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	$ (445)	$ (2,585)	$ 5,673	$ (6,627)
Pretax amount	2,272	5,397	(9,747)	14,375
Tax effect	(419)	3,257	(1,489)	2,075
Net-of-Tax Amount	1,853	2,140	(8,258)	12,300
Ending Balance	1,408	(445)	(2,585)	5,673
Foreign Currency Translation Adjustments
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	(186)	(1,242)	6,287
Pretax amount	4,875	3,718	(8,609)
Tax effect	1,357	2,662	(1,080)
Net-of-Tax Amount	3,518	1,056	(7,529)
Ending Balance	3,332	(186)	(1,242)
Change in Accumulated OCI Related to Postretirement Healthcare Plans
Accumulated Other Comprehensive Income (Loss) [Line Items]
Beginning Balance	(287)	(1,343)	(614)
Pretax amount	(2,603)	1,651	(1,138)
Tax effect	(938)	595	(409)
Net-of-Tax Amount	(1,665)	1,056	(729)
Ending Balance	(1,952)	(287)	(1,343)
Noncontrolling Interest
Accumulated Other Comprehensive Income (Loss) [Line Items]
Pretax amount		28
Net-of-Tax Amount		28
Ending Balance	$ 28	$ 28

Future Minimum Lease Payments Under Noncancelable Operating Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Operating Leased Assets [Line Items]
2013	$ 76,479
2014	53,859
2015	27,419
2016	7,529
2017	4,543
Thereafter	12,639
Total future minimum lease payments	$ 182,468

Commitments and Contingencies - Additional Information (Detail) (USD $)	12 Months Ended				12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 29, 2011	Dec. 31, 2012 Private Equity Funds	May 31, 2011 Private Equity Funds Maximum
Commitments and Contingencies Disclosure [Line Items]
Rental expense under all operating leases	$ 99,000,000	$ 97,500,000	$ 102,100,000
Rental expense under sublease arrangements			675,000
Rental income under sublease arrangements			809,000
Commitment to invest						20,000,000
Percentage of ownership interests				53.00%		50.00%
Investments					4,600,000
Recognized gain on investment	$ 898,000				$ 898,000

Components of Income Tax Expense Included in Consolidated Statements of Income (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current income tax expense:
Federal	$ 98,153	$ 83,518	$ 98,802
State	2,572	4,666	4,221
Foreign	14,092	12,922	8,682
Total current income tax expense	114,817	101,106	111,705
Deferred income tax expense (benefit):
Federal	1,395	3,126	(2,970)
State	411	61	(643)
Foreign	(1,521)	(1,696)	(2,004)
Total deferred income tax expense (benefit)	285	1,491	(5,617)
Total income tax expense	$ 115,102	$ 102,597	$ 106,088

Components of Income Tax Before Income Tax (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of income before income tax expense :
Domestic	$ 320,581	$ 279,416	$ 286,490
Foreign	34,273	37,135	21,322
Income from continuing operations before income taxes and equity in income of equity investments	$ 354,854	$ 316,551	$ 307,812

Income Taxes - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Income Tax Contingency [Line Items]
Statutory federal income tax rate	35.00%
Deferred tax assets from net operating losses carryforwards	$ 13,400,000	$ 15,500,000
Deferred tax assets from capital losses carryforwards	1,900,000	1,900,000
Deferred tax assets from federal and state income tax credit carryforwards	9,100,000	8,500,000
Tax credit carryforward beginning expiration year	2012
Operating loss carryforward beginning expiration date	2012
Valuation allowance for deferred income tax assets	19,400,000	19,207,000
Increase (decrease) in valuation allowance for deferred income tax assets	200,000	3,800,000
Undistributed earnings	70,100,000
Decrease in liability for prior year uncertain tax position	1,900,000
Gross accrued interest and penalties on unrecognized tax benefits	900,000	600,000
Unrecognized income tax benefits that, if recognized, would affect the effective tax rates	8,800,000	5,400,000
Unrecognized income tax benefits that, if recognized, would affect the effective tax rates , interest and penalties	$ 700,000	$ 500,000

Income Tax Expense Differed from Amounts Computed by Applying Statutory U.S. Federal Income Tax Rate to Income before Income Taxes, Noncontrolling Interest and Equity in Income of Equity Investments (Detail) (USD $)
In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of Provision of Income Taxes [Line Items]
Computed "expected" income tax expense	$ 124,199	$ 110,793	$ 107,734
International tax rate differential	2,781	1,831	(4,376)
State income tax expense (benefit), net of federal income tax effect	2,143	3,164	2,326
Increase in valuation allowance	193	3,773	2,564
Tax credits	(3,762)	(9,044)	(2,824)
Deduction for domestic production activities	(5,727)	(5,524)
Permanent differences and other, net	(4,725)	(2,396)	664
Total income tax expense	$ 115,102	$ 102,597	$ 106,088

Temporary Differences between Financial Statement Carrying Amounts and Tax Bases of Assets and Liabilities that Give Rise to Significant Portions of Net Deferred Tax Liability (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred income tax assets:
Net operating loss and income tax credit carryforwards	$ 24,405,000	$ 25,937,000
Allowances for doubtful accounts and billing adjustments	644,000	1,113,000
Deferred revenue	18,645,000	19,031,000
Purchase accounting adjustments		15,889,000
Other, net	41,348,000	37,123,000
Total deferred income tax assets	85,042,000	99,093,000
Less valuation allowance for deferred income tax assets	(19,400,000)	(19,207,000)
Net deferred income tax assets	65,642,000	79,886,000
Deferred income tax liabilities:
Excess tax over financial statement depreciation	(36,682,000)	(42,351,000)
Computer software development costs	(39,637,000)	(40,339,000)
Purchase accounting adjustments	(4,514,000)
Foreign currency translation	(8,574,000)	(6,432,000)
Other, net	(9,150,000)	(6,712,000)
Total deferred income tax liabilities	(98,557,000)	(95,834,000)
Net deferred income tax liabilities	(32,915,000)	(15,948,000)
Total net deferred tax assets (liabilities):
Current	9,825,000	12,872,000
Noncurrent	(42,740,000)	(28,820,000)
Net deferred income tax liabilities	$ (32,915,000)	$ (15,948,000)

Reconciliation of Beginning and Ending Amount of Unrecognized Tax Benefits (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012
Reconciliation of Unrecognized Tax Benefits [Line Items]
Beginning balance	$ 5.7	[1]
Additions based on tax positions related to current year	1.4	[1]
Additions for tax positions of prior years	2	[1]
Reductions for tax positions of prior years	(0.1)	[1]
Settlements		[1]
Net, current activity	3.3	[1]
Ending balance	$ 9	[1]

[1]	Unrecognized state tax liabilities are not adjusted for the federal tax impact.

Employee Benefit Plans - Additional Information (Detail)	12 Months Ended
	Dec. 31, 2010 TSYS Retirement Savings Plan	Dec. 31, 2012 Stock Repurchase Plan	Dec. 31, 2012 Stock Repurchase Plan Directors Plan	Dec. 31, 2010 Maximum TSYS Retirement Savings Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Employer contribution, percentage of eligible compensation	100.00%
Employee contribution, percentage of eligible compensation				4.00%
Percentage of employer discretionary contributions				4.00%
Percentage of employer contribution		15.00%	15.00%

Contributions Charged to Expense (Detail) (TSYS Retirement Savings Plan, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
TSYS Retirement Savings Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Contributions charged to expense	$ 13,421	$ 15,951	$ 15,430

Stock Purchase Plan Company's Contributions Charged to Expense (Detail) (Stock Repurchase Plan, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock Repurchase Plan
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Contributions charged to expense	$ 1,140	$ 1,177	$ 1,260

Segment Reporting, including Geographic Area Data and Major Customers - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2011 Customer	Dec. 31, 2010 Customer	Dec. 26, 2012 ProPay	Aug. 08, 2012 Central Payment Co., LLC
Segment Reporting Information [Line Items]
Business acquisition, cash paid			$ 123,700,000	$ 66,000,000
Business acquisition percent of acquisition				60.00%
Entity-wide revenue, major customer, number	1	1
Entity-wide revenue, major customer, amount	$ 210,900,000	$ 221,000,000
Percentage of total revenues, by major customer	11.70%	12.90%

Operating Segments (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Revenues before reimbursable items	$ 1,618,491	$ 1,540,698	$ 1,442,436
Revenue for reportable segment	1,870,972	1,808,966	1,717,577
Depreciation and amortization	170,610	169,165	162,927
Operating income	357,652	322,456	309,429
Total assets	2,023,838	1,858,392	1,952,261
North America Services
Segment Reporting Information [Line Items]
Revenues before reimbursable items	826,750	809,069	809,012
Revenue for reportable segment	965,393	954,550	956,546
Depreciation and amortization	74,674	78,155	78,834
Operating income	287,595	253,844	244,989
Total assets	1,744,877	1,621,664	1,632,882
International Services
Segment Reporting Information [Line Items]
Revenues before reimbursable items	396,149	380,129	321,846
Revenue for reportable segment	413,467	394,831	334,954
Depreciation and amortization	57,127	51,888	40,792
Operating income	27,335	41,408	42,689
Total assets	445,642	433,203	408,880
Merchant Services
Segment Reporting Information [Line Items]
Revenues before reimbursable items	409,698	373,159	337,178
Revenue for reportable segment	512,580	487,997	458,921
Depreciation and amortization	36,252	36,124	40,298
Operating income	132,115	112,986	102,444
Total assets	703,725	487,858	460,750
Intersegment Elimination
Segment Reporting Information [Line Items]
Revenues before reimbursable items	(14,106)	(21,659)	(25,600)
Revenue for reportable segment	(20,468)	(28,412)	(32,844)
Total assets	(870,406)	(684,333)	(550,251)
Corporate Administration
Segment Reporting Information [Line Items]
Depreciation and amortization	2,557	2,998	3,003
Operating income	$ (89,393)	$ (85,782)	$ (80,693)

Property and Equipment, Net of Accumulated Depreciation and Amortization, by Geographic Areas (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Segment Reporting Information [Line Items]
Property and equipment, net of accumulated depreciation and amortization	$ 260,389	$ 266,608
United States
Segment Reporting Information [Line Items]
Property and equipment, net of accumulated depreciation and amortization	191,700	194,800
Europe
Segment Reporting Information [Line Items]
Property and equipment, net of accumulated depreciation and amortization	51,300	52,400
Japan
Segment Reporting Information [Line Items]
Property and equipment, net of accumulated depreciation and amortization	9,500	9,700
Other
Segment Reporting Information [Line Items]
Property and equipment, net of accumulated depreciation and amortization	$ 7,900	$ 9,700

Revenues Based on Domicile of Company's Customers (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Total revenues	$ 1,870,972	$ 1,808,966	$ 1,717,577
Total revenues, percentage	100.00%	100.00%	100.00%
United States
Segment Reporting Information [Line Items]
Total revenues	1,219,900	1,227,800	1,204,400
Total revenues, percentage	65.20%	67.90%	70.10%
Europe
Segment Reporting Information [Line Items]
Total revenues	293,000	283,500	250,200
Total revenues, percentage	15.70%	15.70%	14.60%
Canada
Segment Reporting Information [Line Items]
Total revenues	217,500	171,500	161,900
Total revenues, percentage	11.60%	9.50%	9.40%
Japan
Segment Reporting Information [Line Items]
Total revenues	78,600	76,300	61,300
Total revenues, percentage	4.20%	4.20%	3.60%
Mexico
Segment Reporting Information [Line Items]
Total revenues	11,700	7,800	7,900
Total revenues, percentage	0.60%	0.40%	0.50%
Other
Segment Reporting Information [Line Items]
Total revenues	$ 50,300	$ 42,100	$ 31,900
Total revenues, percentage	2.70%	2.30%	1.80%

Reconciliation of Geographic Revenues to Revenues by Operating Segment Based on Domicile of Company's Customers (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Total revenues	$ 1,870,972	$ 1,808,966	$ 1,717,577
North America Services
Segment Reporting Information [Line Items]
Total revenues	945,800	930,700	927,600
International Services
Segment Reporting Information [Line Items]
Total revenues	410,100	390,900	332,200
Merchant Services
Segment Reporting Information [Line Items]
Total revenues	515,100	487,400	457,800
United States
Segment Reporting Information [Line Items]
Total revenues	1,219,900	1,227,800	1,204,400
United States | North America Services
Segment Reporting Information [Line Items]
Total revenues	705,500	741,500	748,200
United States | Merchant Services
Segment Reporting Information [Line Items]
Total revenues	514,400	486,300	456,200
Europe
Segment Reporting Information [Line Items]
Total revenues	293,000	283,500	250,200
Europe | North America Services
Segment Reporting Information [Line Items]
Total revenues	800	700	800
Europe | International Services
Segment Reporting Information [Line Items]
Total revenues	292,200	282,800	249,400
Canada
Segment Reporting Information [Line Items]
Total revenues	217,500	171,500	161,900
Canada | North America Services
Segment Reporting Information [Line Items]
Total revenues	217,300	171,100	161,400
Canada | Merchant Services
Segment Reporting Information [Line Items]
Total revenues	200	400	500
Japan
Segment Reporting Information [Line Items]
Total revenues	78,600	76,300	61,300
Japan | International Services
Segment Reporting Information [Line Items]
Total revenues	78,600	76,300	61,300
Mexico
Segment Reporting Information [Line Items]
Total revenues	11,700	7,800	7,900
Mexico | North America Services
Segment Reporting Information [Line Items]
Total revenues	11,700	7,800	7,900
Other
Segment Reporting Information [Line Items]
Total revenues	50,300	42,100	31,900
Other | North America Services
Segment Reporting Information [Line Items]
Total revenues	10,500	9,600	9,300
Other | International Services
Segment Reporting Information [Line Items]
Total revenues	39,300	31,800	21,500
Other | Merchant Services
Segment Reporting Information [Line Items]
Total revenues	$ 500	$ 700	$ 1,100

Supplemental Cash Flow Information - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Cash Flow, Supplemental [Line Items]
Equipment and software acquired under capital lease	$ 5.3	$ 8.1	$ 14.9

Acquisitions - Additional Information (Detail) (USD $)	12 Months Ended				1 Months Ended		12 Months Ended			1 Months Ended	12 Months Ended		1 Months Ended		12 Months Ended			1 Months Ended			1 Months Ended						1 Months Ended	12 Months Ended			1 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 29, 2011	Feb. 01, 2012 Merchant Services	Oct. 01, 2011 Merchant Services	Dec. 31, 2012 Merchant Services	Dec. 31, 2011 Merchant Services	Dec. 31, 2010 Merchant Services	May 02, 2011 TermNet Merchant Services, Inc. Entity	Dec. 31, 2012 TermNet Merchant Services, Inc.	Dec. 31, 2011 TermNet Merchant Services, Inc.	May 02, 2011 TermNet Merchant Services, Inc. Minimum	May 02, 2011 TermNet Merchant Services, Inc. Maximum	Dec. 31, 2011 TSYS Merchant Solutions	Dec. 31, 2010 TSYS Merchant Solutions	Mar. 31, 2010 TSYS Merchant Solutions	Mar. 31, 2010 TSYS Merchant Solutions Minimum	Mar. 31, 2010 TSYS Merchant Solutions Maximum	Mar. 31, 2010 TSYS Merchant Solutions Noncontrolling Interest	Mar. 31, 2010 TSYS Merchant Solutions Noncontrolling Interest Minimum	Mar. 31, 2010 TSYS Merchant Solutions Noncontrolling Interest Maximum	Dec. 31, 2012 FNMS Holding, LLC	Mar. 31, 2010 FNMS Holding, LLC	Mar. 31, 2010 FNMS Holding, LLC First National Merchant Solutions, LLC	Mar. 31, 2010 FNMS Holding, LLC First National Bank of Omaha	Aug. 08, 2012 Central Payment Co., LLC	Dec. 31, 2012 Central Payment Co., LLC	Aug. 08, 2012 Central Payment Co., LLC Intangible Assets	Aug. 08, 2012 Central Payment Co., LLC Trade Names and Technology	Aug. 08, 2012 Central Payment Co., LLC Minimum	Aug. 08, 2012 Central Payment Co., LLC Maximum	Dec. 26, 2012 ProPay	Dec. 31, 2012 ProPay	Dec. 26, 2012 ProPay Intangible Assets	Dec. 26, 2012 ProPay Trade Names and Technology	Dec. 26, 2012 ProPay Minimum	Dec. 26, 2012 ProPay Maximum
Business Acquisition [Line Items]
Business acquisition, cost of acquired entity, purchase price										$ 42,000,000														$ 150,500,000			$ 189,749,000						$ 123,700,000
Business acquisition, goodwill										28,918,000		28,900,000															162,090,000							93,500,000
Business acquisition percent of acquisition																49.00%								51.00%			60.00%
Business acquisition, cash paid										42,000,000							150,450,000										66,000,000						123,700,000
Business acquisition, purchase price allocation, goodwill, expected tax deductible amount																							155,500,000				68,600,000
Business acquisition, fair value of accounts receivable										10,300,000																	4,100,000
Business acquisition, gross amount of accounts receivable										10,400,000																	4,800,000
Business acquisition, expected uncollectible amount of accounts receivable										100,000																	688,000
Business acquisition, funds placed in escrow										8,400,000																	3,300,000						12,500,000
Business acquisition, escrowed consideration period										18 months																	21 months						18 months
Business acquisition, contingent consideration returnable																											9,900,000						12,500,000
Percentage of ownership interests by former owner before acquisition																											100.00%
Acquired intangible assets estimated useful life													2 years	10 years				3 years	10 years												2 years	10 years
Business acquisition, acquired intangible assets										11,740,000		11,700,000															76,600,000
Assumption used in fair value, measurement, discount rate										14.00%																	19.00%		19.50%				14.00%		14.50%
Assumption used in fair value, measurement, royalty rate																														1.00%						1.00%
Assumption used in fair value, measurement, attrition rate										20.00%																	25.00%										3.00%	5.00%
Assumption used in fair value measurement, effective tax rate										36.00%							36.00%			36.00%							39.00%						39.00%
Assumption used in fair value measurement, terminal value, long-term sustainable growth rate										3.00%											3.00%	5.00%					3.00%						3.00%
Business acquisition, transaction costs											192,000																	1,300,000
Business acquisition, acquired intangible assets					1,700,000	2,600,000
Acquired intangible assets, weighted average useful lives					5 years	5 years				7 years 3 months 18 days																	7 years 8 months 12 days
Business acquisition, noncontrolling interest, percentage																											40.00%
Business acquisition, noncontrolling interest, redemption period																												2 years
Business acquisition, noncontrolling interest, redemption value																												39,500,000
Business acquisitions, number of merchants of business acquired										18,000
Assumption used in fair value measurement, royalty rate low range										3.00%							1.50%
Assumption used in fair value measurement, royalty rate high range										10.00%							7.00%
Payment of contingent merger consideration in connection with the purchase of Infonox		6,000,000
Percentage of ownership interests				53.00%																					100.00%	49.00%
Fair value of acquired identifiable intangible assets																	100,800,000
Assumption used in fair value measurement, discount rate low range																	4.00%			12.00%
Assumption used in fair value measurement, discount rate high range																	14.00%			14.00%
Assumption used in fair value measurement,, attrition rate low range																	10.00%
Assumption used in fair value measurement, attrition rate high range																	30.00%
Revenues	1,870,972,000	1,808,966,000	1,717,577,000				515,100,000	487,400,000	457,800,000						32,700,000	97,700,000
Net income	$ 249,923,000	$ 222,662,000	$ 205,621,000												$ 4,200,000	$ 12,700,000

Summary of Consideration Paid and Recognized Amounts of Assets Acquired and Liabilities Assumed (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011 TermNet Merchant Services, Inc.	May 02, 2011 TermNet Merchant Services, Inc.	Aug. 08, 2012 Central Payment Co., LLC
Business Acquisition [Line Items]
Cash and restricted cash		$ 2,691	$ 3,003
Accounts receivable, net		10,253	4,092
Other assets		1,516	12,522
Identifiable intangible assets	11,700	11,740	76,600
Goodwill	28,900	28,918	162,090
Accounts payable		(5,578)
Accrued compensation		(2,683)
Deferred income tax liability		(4,506)
Other liabilities		(351)	(30,558)
Noncontrolling interest in acquired entity			(38,000)
Total consideration		$ 42,000	$ 189,749

Estimated Fair Value and Weighted Average Useful Lives of Identifiable Intangible Assets Acquired (Detail) (USD $) In Thousands, unless otherwise specified	1 Months Ended							1 Months Ended
	Aug. 08, 2012 Central Payment Co., LLC	Aug. 08, 2012 Central Payment Co., LLC Customer relationships	Aug. 08, 2012 Central Payment Co., LLC Covenants-not-to-compete	Aug. 08, 2012 Central Payment Co., LLC Current Technology	Aug. 08, 2012 Central Payment Co., LLC Trade Name	May 02, 2011 TermNet Merchant Services, Inc.	Dec. 31, 2011 TermNet Merchant Services, Inc.	May 02, 2011 TermNet Merchant Services, Inc. Customer relationships	May 02, 2011 TermNet Merchant Services, Inc. Covenants-not-to-compete	May 02, 2011 TermNet Merchant Services, Inc. Channel relationships
Acquired Finite And Indefinite Lived Intangible Assets By Major Class [Line Items]
Acquired intangible assets	$ 76,600	$ 59,500	$ 2,900	$ 13,000	$ 1,200	$ 11,740	$ 11,700	$ 10,000	$ 100	$ 1,600
Weighted Average Useful lives, acquired intangible assets	7 years 8 months 12 days	8 years 7 months 6 days	2 years 9 months 18 days	5 years	2 years	7 years 3 months 18 days		7 years	2 years	10 years

Consideration Paid for TMS and Amounts of Assets Acquired and Liabilities Assumed (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2010 TSYS Merchant Solutions	Mar. 31, 2010 TSYS Merchant Solutions Software
Consideration:
Cash				$ 150,450
Equity instruments
Contingent consideration arrangement
Fair value of total consideration transferred				150,450
Fair value of TSYS' equity interest in TMS held before the business combination
Business Combination, Consideration Transferred, Including Equity Interest in Acquiree Held Prior to Combination, Total				150,450
Acquisition-related costs (included in selling, general, and administrative expenses in TSYS' income statement for the twelve months ended December 31, 2010)				4,130
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash				1,919
Property and equipment				1,788
Identifiable intangible assets				100,800	243
Other assets				1,204
Financial liabilities
Liability arising from a contingency
Total identifiable net assets				105,954
Noncontrolling interest in TMS				(111,000)
Goodwill	518,344	355,498	320,399	155,496
Business Combination, Recognized Identifiable Assets Acquired, Goodwill, and Liabilities Assumed, Less Noncontrolling Interest, Total				$ 150,450

Collaborative Arrangement - Additional Information (Detail)	Dec. 31, 2012
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Percentage of ownership interest in an enterprise jointly owned with two other entities	45.00%

Basic and Diluted Earnings Per Share Under Guidance of ASC 260 (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Basic EPS:
Net income	$ 244,280		$ 220,559		$ 193,947
Basic EPS(a)/(b)	$ 1.3	[1]	$ 1.15	[1]	$ 0.99	[1]
Diluted EPS:
Net income	244,280		220,559		193,947
Diluted EPS(c)/(d)	$ 1.29	[1]	$ 1.15	[1]	$ 0.99	[1]
Common Stock
Basic EPS:
Net income	244,280		220,559		193,947
Less income allocated to nonvested awards	(800)		(805)		(959)
Net income allocated to common stock for EPS calculation(a)	243,480		219,754		192,988
Average common shares outstanding(b)	187,403		191,239		195,378
Basic EPS(a)/(b)	$ 1.3		$ 1.15		$ 0.99
Diluted EPS:
Net income	244,280		220,559		193,947
Less income allocated to nonvested awards	(796)		(804)		(959)
Net income allocated to common stock for EPS calculation(c)	243,484		219,755		192,988
Average common shares outstanding	187,403		191,239		195,378
Increase due to assumed issuance of shares related to common equivalent shares outstanding	1,262		345		193
Average common and common equivalent shares outstanding(d)	188,665		191,584		195,571
Diluted EPS(c)/(d)	$ 1.29		$ 1.15		$ 0.99
Participating Securities
Basic EPS:
Less income allocated to nonvested awards	800		805		959
Net income allocated to common stock for EPS calculation(a)	800		805		959
Average common shares outstanding(b)	627		707		975
Basic EPS(a)/(b)	$ 1.28		$ 1.14		$ 0.98
Diluted EPS:
Less income allocated to nonvested awards	796		804		959
Net income allocated to common stock for EPS calculation(c)	$ 796		$ 804		$ 959
Average common shares outstanding	627		707		975
Average common and common equivalent shares outstanding(d)	627		707		975
Diluted EPS(c)/(d)	$ 1.27		$ 1.14		$ 0.98

[1]	Note: Basic and diluted EPS amounts for continuing operations and net income may not total due to rounding.

Earnings Per Share - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Computation Of Earnings Per Share Line Items
Convertible stock options and nonvested awards excluded from diluted EPS calculation	2.9	3.6	9

Subsequent Events - Additional Information (Detail) (Subsequent Event, NetSpend Holdings Inc, USD $)	Feb. 19, 2013
Subsequent Event | NetSpend Holdings Inc
Subsequent Event [Line Items]
Cash paid for business acquisition	$ 1,400,000,000
Per share cash amount paid to NetSpend shareholders	$ 16
Business acquisition financing, indebtedness	1,300,000,000
Bridge term loan facility to finance the acquisition	$ 1,200,000,000